UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit and Mortgage Income

Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Annual Report

June 30, 2019

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Closed-End Funds Annual Report, which covers the 12-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.4% and 2.2% during the third and fourth quarters of 2018, respectively. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, U.K. and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, after raising rates at its meeting in August 2018, the Bank of England kept rates on hold for the remainder of the reporting period.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.85% on June 30, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 7.56%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 9.40%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 7.89%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 11.32%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.99%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.42%. Emerging

2	PIMCO CLOSED-END FUNDS

market equities, as measured by the MSCI Emerging Markets Index, returned 1.21%, whereas global equities, as represented by the MSCI World Index, returned 6.33%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -2.54% and European equities, as represented by the MSCI Europe Index (in EUR), returned 4.46%.

Commodity prices fluctuated and generated mixed results. When the reporting period began, Brent crude oil was approximately $79 a barrel, but by the end, it was roughly $67 a barrel. This was driven in part by increased supply and declining global demand. Elsewhere, gold prices moved higher, whereas copper prices declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.66% and 3.87% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.70% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2019	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.” Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a

4	PIMCO CLOSED-END FUNDS

floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily NAV of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage,

ANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Funds (Cont.)

political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

With respect to certain securities, the Funds may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security

Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the

6	PIMCO CLOSED-END FUNDS

cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid. Investments in subordinate mortgage-backed and other asset-backed instruments may be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instrument.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

ANNUAL REPORT	JUNE 30, 2019	7

Important Information About the Funds (Cont.)

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common

8	PIMCO CLOSED-END FUNDS

law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by

ANNUAL REPORT	JUNE 30, 2019	9

Important Information About the Funds (Cont.)

Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, risk of regulatory changes, regulatory risk — commodity pool operator, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible securities risk, mortgage-related and other asset-backed securities risk, synthetic convertible securities risk, market discount risk, interest rate risk, call risk, loan origination risk, foreign loan originations risk, platform risk, leverage risk, derivatives risk, Rule 144A securities risk, subsidiary risk, structured investments risk, collateralized loan obligations risk, operational risk and cybersecurity risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

10	PIMCO CLOSED-END FUNDS

providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Funds at (844) 33-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

ANNUAL REPORT	JUNE 30, 2019	11

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of 06/30/2019†§

Asset-Backed Securities	42.1%

Non-Agency Mortgage-Backed Securities	25.7%

Corporate Bonds & Notes	13.0%

Loan Participations and Assignments	6.0%

Short-Term Instruments	5.9%

U.S. Government Agencies	2.7%

Preferred Securities	1.5%

Real Estate Investment Trusts	1.2%

Common Stocks	1.1%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$11.32

NAV	$10.19

Premium/(Discount) to NAV	11.09%

Market Price Distribution Rate(2)	8.48%

NAV Distribution Rate(2)	9.42%

Total Effective Leverage(3)	40%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	8.26%	9.31%	18.21%	9.22%
NAV	9.59%	8.90%	17.60%	9.34%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to commercial mortgage-backed securities (“MBS”) contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to select special situations corporate debt contributed to absolute performance, as select securities posted positive returns.

»	Exposure to select asset-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Exposure to select non-agency residential MBS detracted from absolute performance, as select securities posted negative returns.

12	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	23.9%

Corporate Bonds & Notes	23.9%

Non-Agency Mortgage-Backed Securities	16.7%

Asset-Backed Securities	11.1%

Short-Term Instruments	8.9%

Loan Participations and Assignments	4.7%

Sovereign Issues	3.4%

Preferred Securities	3.2%

Real Estate Investment Trusts	1.4%

Municipal Bonds & Notes	1.2%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$12.47

NAV	$9.89

Premium/(Discount) to NAV	26.09%

Market Price Distribution Rate(2)	9.04%

NAV Distribution Rate(2)	11.40%

Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	(7.41)%	(3.26)%	11.08%	8.86%
NAV	8.43%	8.67%	20.17%	12.15%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 10.42%.

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns, as the MSCI EAFE Index returned 1.08%

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index detracted from absolute performance, as the S&P 500 Index returned 10.42%.

»	U.S. duration strategies contributed to performance, as yields broadly decreased.

»	Holdings of high yield corporate debt contributed to returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	Exposure to the Argentine peso detracted from returns, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	JUNE 30, 2019	13

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	35.7%

Asset-Backed Securities	21.5%

Non-Agency Mortgage-Backed Securities	19.9%

Loan Participations and Assignments	7.5%

Short-Term Instruments	5.1%

Sovereign Issues	3.8%

Preferred Securities	2.0%

Real Estate Investment Trusts	1.2%

Common Stocks	1.1%

U.S. Government Agencies	1.0%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$27.11

NAV	$24.83

Premium/(Discount) to NAV	9.18%

Market Price Distribution Rate(2)	8.41%

NAV Distribution Rate(2)	9.18%

Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (11/30/07)
Market Price	10.30%	10.57%	16.23%	12.54%
NAV	10.41%	8.60%	15.38%	12.17%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to corporate credit and securitized credit contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to local Argentina emerging market debt detracted from absolute performance, as the sector declined.

»	Exposure to select student loan asset-backed securities detracted from absolute performance, as select securities posted negative returns.

14	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	62.0%

Corporate Bonds & Notes	12.8%

Non-Agency Mortgage-Backed Securities	10.4%

Asset-Backed Securities	7.6%

Loan Participations and Assignments	2.9%

Sovereign Issues	1.7%

Short-Term Instruments	1.2%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$9.71

NAV	$7.12

Premium/(Discount) to NAV	36.38%

Market Price Distribution Rate(2)	7.56%

NAV Distribution Rate(2)	10.31%

Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	9.57%	8.61%	13.13%	9.46%
NAV	9.38%	6.90%	12.55%	8.62%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to commercial mortgage-backed securities (“MBS”) contributed to absolute performance, as the asset class posted positive returns during the reporting period.

»	Exposure to select special situations corporate debt contributed to absolute performance, as select securities posted positive returns.

»	Exposure to agency MBS detracted from absolute performance, as spreads widened for select agency MBS positions.

»	Exposure to local Argentina emerging market debt detracted from absolute performance, as the sector declined.

ANNUAL REPORT	JUNE 30, 2019	15

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of 06/30/2019†§

Asset-Backed Securities	32.1%

Corporate Bonds & Notes	25.3%

Non-Agency Mortgage-Backed Securities	23.2%

Loan Participations and Assignments	5.9%

Sovereign Issues	3.2%

Short-Term Instruments	3.1%

U.S. Government Agencies	2.1%

Preferred Securities	2.0%

Common Stocks	1.0%

Real Estate Investment Trusts	1.0%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$23.89

NAV	$23.58

Premium/(Discount) to NAV	1.31%

Market Price Distribution Rate(2)	8.24%

NAV Distribution Rate(2)	8.35%

Total Effective Leverage(3)	46%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	Commencement of Operations (01/31/13)
Market Price	12.21%	11.60%	10.13%
NAV	9.77%	9.46%	10.12%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to corporate credit and securitized credit contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to select student loan asset-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Exposure to local Argentina emerging market debt detracted from absolute performance, as the sector posted negative returns.

16	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of 06/30/2019†§

Non-Agency Mortgage-Backed Securities	35.3%

Asset-Backed Securities	23.1%

Corporate Bonds & Notes	22.9%

Loan Participations and Assignments	6.8%

Sovereign Issues	3.2%

Short-Term Instruments	3.1%

U.S. Government Agencies	2.3%

Common Stocks	1.1%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2019)(1)

Market Price	$32.15

NAV	$28.29

Premium/(Discount) to NAV	13.64%

Market Price Distribution Rate(2)	8.23%

NAV Distribution Rate(2)	9.35%

Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended June 30, 2019

	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	12.03%	12.90%	17.17%
NAV	9.16%	10.65%	16.11%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Long exposure to the intermediate portion of the U.S. yield curve contributed to absolute performance, as U.S. interest rates decreased.

»	Exposure to securitized credit contributed to absolute performance, as the asset class posted positive returns.

»	Exposure to select special situations corporate debt contributed to absolute performance, as select securities posted positive returns.

»	Exposure to select student loan asset-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Exposure to local Argentina emerging market debt detracted from absolute performance, as the sector posted negative returns.

ANNUAL REPORT	JUNE 30, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

06/30/2019	$10.23	$0.69	$0.23	$0.92	$(0.96)	$0.00	$0.00	$(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)

01/01/2015 - 06/30/2015(e)	10.72	0.44	0.00	0.44	(0.48)	0.00	0.00	(0.48	)(i)

12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)

PIMCO Global StocksPLUS® & Income Fund

06/30/2019	$10.50	$1.11	$(0.34)	$0.77	$(1.20)	$0.00	$(0.18)	$(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)

04/01/2015 - 06/30/2015(f)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(i)

03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund

06/30/2019	$25.06	$1.99	$0.28	$2.27	$(2.65)	$0.00	$0.00	$(2.65)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)

11/01/2014 - 06/30/2015(g)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(i)

10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)

PIMCO Strategic Income Fund, Inc.

06/30/2019	$7.32	$0.60	$0.03	$0.63	$(0.61)	$0.00	$(0.22)	$(0.83)

06/30/2018(j)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(j)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

06/30/2016(j)	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)

02/01/2015 - 06/30/2015(h)(j)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(i)

01/31/2015(j)	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

06/30/2019	$23.74	$1.88	$0.28	$2.16	$(2.32)	$0.00	$0.00	$(2.32)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)

01/01/2015 - 06/30/2015(e)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(i)

12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)

PIMCO Dynamic Income Fund (Consolidated)

06/30/2019	$28.98	$2.73	$(0.37)	$2.36	$(3.15)	$0.00	$0.00	$(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

04/01/2015 - 06/30/2015(f)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63	)(i)

03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions —- Common Shares, in the Notes to Financial Statements for more information.

(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)

Ratio includes interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(e)	Fiscal year end changed from December 31st to June 30th.
(f)	Fiscal year end changed from March 31st to June 30th.
(g)	Fiscal year end changed from October 31st to June 30th.
(h)	Fiscal year end changed from January 31st to June 30th.
(i)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

(j)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$10.19	$11.32	8.26%	$118,181	3.35%		3.35%		1.41%		1.41%		6.89%		8%

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13

	N/A		N/A	9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12

	N/A		N/A	10.68	10.05	(1.28)	123,235	2.26	*	2.26	*	1.54	*	1.54	*	8.32	*	20

	N/A		N/A	10.72	10.65	0.34	123,633	1.89		1.89		1.40		1.40		8.38		11

$	N/A	$	N/A	$9.89	$12.47	(7.41)%	$107,562	2.64%		2.64%		1.53%		1.53%		11.37%		381%

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25

	N/A		N/A	9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26

	N/A		N/A	12.88	16.92	(21.82)	135,468	2.34	*	2.34	*	1.72	*	1.72	*	10.35	*	3

	N/A		N/A	12.82	22.27	4.05	134,594	2.30		2.30		1.78		1.78		8.29		92

	$0.15		$(0.00)	$24.83	$27.11	10.30%	$410,077	2.92%		2.92%		1.55%		1.55%		8.13%		18%

	N/A		N/A	25.06	27.31	11.13	379,378	2.99		2.99		1.64		1.64		8.58		17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94		2.94		1.72		1.72		9.57		28

	N/A		N/A	22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16

	N/A		N/A	25.94	24.20	0.22	388,353	2.43	*	2.43	*	1.79	*	1.79	*	8.93	*	14

	N/A		N/A	28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		175

$	N/A	$	N/A	$7.12	$9.71	9.57%	$309,287	3.20%		3.20%		0.97%		0.97%		8.52%		655%

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8

	N/A		N/A	7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39

	N/A		N/A	8.58	8.69	(5.81)	357,692	1.16	*	1.16	*	0.96	*	0.96	*	8.58	*	17

	N/A		N/A	8.57	9.65	5.92	355,942	1.18		1.18		0.98		0.98		10.01		90

$	N/A	$	N/A	$23.58	$23.89	12.21%	$3,244,970	4.63%		4.63%		2.11%		2.11%		8.11%		13%

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20		4.20		2.10		2.10		8.30		22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80		3.80		2.09		2.09		7.41		32

	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26

	N/A		N/A	23.00	20.18	2.23	3,155,689	2.63	*	2.63	*	1.97	*	1.97	*	6.71	*	31

	N/A		(0.00)	22.83	20.65	2.68	3,132,146	2.36		2.36		1.91		1.91		7.29		35

	$0.10		$(0.00)	$28.29	$32.15	12.03%	$1,603,368	3.96%		3.96%		1.89%		1.89%		9.70%		12%

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20

	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13

	N/A		N/A	31.38	29.21	2.87	1,426,891	2.83	*	2.83	*	2.01	*	2.01	*	10.23	*	5

	N/A		N/A	30.74	29.00	9.04	1,397,987	3.12		3.12		2.12		2.12		9.98		10

ANNUAL REPORT	JUNE 30, 2019	19

Statements of Assets and Liabilities

June 30, 2019

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$191,622	$192,879	$609,571	$1,026,376
Financial Derivative Instruments
Exchange-traded or centrally cleared	57	705	240	1,110
Over the counter	0	2,581	302	1,515
Cash	1	0	4	4
Deposits with counterparty	1,197	4,959	5,984	11,589
Foreign currency, at value	0	483	2,256	2,604
Receivable for investments sold	15	1,999	2,167	472
Receivable for TBA investments sold	0	68,346	0	489,361
Receivable for Fund shares sold	0	0	94	0
Interest and/or dividends receivable	1,035	1,949	6,661	4,649
Other assets	11	2	172	2
Total Assets	193,938	273,903	627,451	1,537,682

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$71,720	$51,401	$199,002	$220,960
Financial Derivative Instruments
Exchange-traded or centrally cleared	61	817	289	648
Over the counter	384	1,148	1,994	667
Payable for investments purchased	1,943	1,741	11,033	5,026
Payable for unfunded loan commitments	518	0	0	0
Payable for TBA investments purchased	0	106,683	0	995,125
Deposits from counterparty	65	2,875	1,420	3,063
Distributions payable to common shareholders	928	1,022	3,124	2,659
Overdraft due to custodian	0	513	0	0
Accrued management fees	130	134	487	225
Other liabilities	8	7	25	22
Total Liabilities	75,757	166,341	217,374	1,228,395

Net Assets	$118,181	$107,562	$410,077	$309,287

Net Asset Consist of:

Shares:
Par value^	$12	$0	$0	$0
Paid in capital in excess of par	110,992	135,151	382,572	351,869
Distributable earnings (accumulated loss)	7,177	(27,589)	27,505	(42,582)

Net Assets Applicable to Common Shareholders	$118,181	$107,562	$410,077	$309,287

Common Shares Outstanding	11,598	10,879	16,515	43,444

Net Asset Value Per Common Share	$10.19	$9.89	$24.83	$7.12

Cost of investments in securities	$181,694	$192,686	$581,256	$1,012,899
Cost of foreign currency held	$0	$480	$2,261	$2,599
Cost or premiums of financial derivative instruments, net	$211	$(2,629)	$(5,480)	$(691)

* Includes repurchase agreements of:	$10,459	$11,973	$28,263	$11,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2019

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:

Investments, at value
Investments in securities*	$5,934,823	$2,680,804
Investments in Affiliates	8,561	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,134	1,733
Over the counter	2,109	1,532
Cash	210	0
Deposits with counterparty	65,722	28,624
Foreign currency, at value	3,654	3,497
Receivable for investments sold	12,186	2,601
Interest and/or dividends receivable	54,622	24,607
Other assets	9	205
Total Assets	6,084,030	2,743,603

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,714,602	$1,060,687
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,343	1,059
Over the counter	7,572	9,828
Payable for investments purchased	76,174	48,007
Deposits from counterparty	10,321	5,577
Distributions payable to common shareholders	22,578	12,497
Overdraft due to custodian	0	130
Accrued management fees	5,256	2,344
Other liabilities	214	106
Total Liabilities	2,839,060	1,140,235

Net Assets	$3,244,970	$1,603,368

Net Asset Consist of:

Shares:
Par value^	$1	$1
Paid in capital in excess of par	3,283,633	1,424,130
Distributable earnings (accumulated loss)	(38,664)	179,237

Net Assets Applicable to Common Shareholders	$3,244,970	$1,603,368

Common Shares Outstanding	137,619	56,676

Net Asset Value Per Common Share	$23.58	$28.29

Cost of investments in securities	$5,761,653	$2,486,114
Cost of investments in Affiliates	$7,639	$0
Cost of foreign currency held	$3,616	$3,517
Cost or premiums of financial derivative instruments, net	$15,260	$(24,497)

* Includes repurchase agreements of:	$160,790	$68,172

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)

ANNUAL REPORT	JUNE 30, 2019	21

Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$11,732	$14,417	$41,331	$35,277
Dividends	159	442	1,256	507
Total Income	11,891	14,859	42,587	35,784

Expenses:

Management fees	1,618	1,613	5,908	2,916
Trustee fees and related expenses	13	13	41	28
Interest expense	2,251	1,176	5,265	6,814
Miscellaneous expense	11	5	40	3
Total Expenses	3,893	2,807	11,254	9,761

Net Investment Income (Loss)	7,998	12,052	31,333	26,023

Net Realized Gain (Loss):

Investments in securities	(49)	2,156	5,882	(16,443)
Exchange-traded or centrally cleared financial derivative instruments	463	(6,844)	3,306	(7,090)
Over the counter financial derivative instruments	510	2,799	5,315	5,172
Foreign currency	0	(253)	(334)	(401)

Net Realized Gain (Loss)	924	(2,142)	14,169	(18,762)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(312)	(3,689)	(9,885)	32,768
Investments in Affiliates	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	2,061	1,999	1,565	(13,689)
Over the counter financial derivative instruments	(64)	(205)	(841)	(28)
Foreign currency assets and liabilities	(3)	(26)	(109)	97

Net Change in Unrealized Appreciation (Depreciation)	1,682	(1,921)	(9,270)	19,148

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,604	$7,989	$36,232	$26,409

* Foreign tax withholdings	$0	$0	$0	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:

Interest, net of foreign taxes*	$398,262	$213,579
Dividends	8,196	2,741
Total Income	406,458	216,320

Expenses:

Management fees	66,994	29,755
Trustee fees and related expenses	353	173
Interest expense	80,361	32,796
Miscellaneous expense	128	33
Total Expenses	147,836	62,757

Net Investment Income (Loss)	258,622	153,563

Net Realized Gain (Loss):

Investments in securities	22,245	9,988
Exchange-traded or centrally cleared financial derivative instruments	11,631	12,684
Over the counter financial derivative instruments	56,091	19,896
Foreign currency	(6,544)	(2,138)

Net Realized Gain (Loss)	83,423	40,430

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(45,910)	(46,626)
Investments in Affiliates	(2,294)	0
Exchange-traded or centrally cleared financial derivative instruments	15,985	(13,148)
Over the counter financial derivative instruments	(8,626)	(2,151)
Foreign currency assets and liabilities	(4,091)	(687)

Net Change in Unrealized Appreciation (Depreciation)	(44,936)	(62,612)

Net Increase (Decrease) in Net Assets Resulting from Operations	$297,109	$131,381

* Foreign tax withholdings	$41	$18

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2019	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,998	$10,158	$12,052	$11,727
Net realized gain (loss)	924	3,921	(2,142)	5,180
Net change in unrealized appreciation (depreciation)	1,682	(1,808)	(1,921)	(7,188)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,604	12,271	7,989	9,719

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*	(11,126)	(11,341)	(12,972)	(15,394)
Tax basis return of capital	0	0	(1,969)	(1,915)

Total Distributions to Common Shareholders(a)	(11,126)	(11,341)	(14,941)	(17,309)

Common Share Transactions**:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	191	180	1,310	1,256

Net increase (decrease) resulting from common share transactions	191	180	1,310	1,256

Total increase (decrease) in net assets applicable to common shareholders	(331)	1,110	(5,642)	(6,334)

Net Assets Applicable to Common Shareholders:

Beginning of year	118,512	117,402	113,204	119,538
End of year	$118,181	$118,512	$107,562	$113,204

** Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	18	17	100	85
Net increase (decrease) in common shares outstanding	18	17	100	85

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(b)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018(b)

$31,333	$32,852	$26,023	$32,874
14,169	6,410	(18,762)	14,833
(9,270)	(6,591)	19,148	(29,935)

36,232	32,671	26,409	17,772

(41,656)	(34,421)	(26,420)	(36,951)
0	0	(9,531)	0

(41,656)	(34,421)	(35,951)	(36,951)

33,003	0	0	0
(21)	0	0	0
3,141	2,422	4,289	4,046

36,123	2,422	4,289	4,046

30,699	672	(5,253)	(15,133)

379,378	378,706	314,540	329,673
$410,077	$379,378	$309,287	$314,540

1,250	0	0	0
125	95	458	451
1,375	95	458	451

ANNUAL REPORT	JUNE 30, 2019	25

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$258,622	$268,053	$153,563	$149,825
Net realized gain (loss)	83,423	14,283	40,430	294
Net change in unrealized appreciation (depreciation)	(44,936)	100,860	(62,612)	7,049

Net Increase (Decrease) in Net Assets Resulting from Operations	297,109	383,196	131,381	157,168

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains*	(318,577)	(270,155)	(176,938)	(134,192)
Tax basis return of capital	0	0	0	0

Total Distributions to Common Shareholders(a)	(318,577)	(270,155)	(176,938)	(134,192)

Common Share Transactions**:

Net proceeds from at-the-market offering	0	0	54,997	166,334
At-the-market offering costs	0	0	(39)	(104)
Issued as reinvestment of distributions	9,243	0	18,444	13,643

Net increase (decrease) resulting from common share transactions	9,243	0	73,402	179,873

Total increase (decrease) in net assets applicable to common shareholders	(12,225)	113,041	27,845	202,849

Net Assets Applicable to Common Shareholders:

Beginning of year	3,257,195	3,144,154	1,575,523	1,372,674
End of year	$3,244,970	$3,257,195	$1,603,368	$1,575,523

** Common Share Transactions:

Shares sold	0	0	1,702	5,434
Shares issued as reinvestment of distributions	398	0	613	467
Net increase (decrease) in common shares outstanding	398	0	2,315	5,901

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2019
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$10,604	$7,989	$36,232	$26,409

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(33,985)	(661,694)	(178,745)	(7,774,869)
Proceeds from sales of long-term securities	25,837	643,332	122,971	7,980,216
(Purchases) Proceeds from sales of short-term portfolio investments, net	(2,310)	(4,464)	(13,435)	(8,574)
(Increase) decrease in deposits with counterparty	575	(568)	4,384	1,122
(Increase) decrease in receivable for investments sold	2,890	(61,171)	8,984	(488,492)
(Increase) decrease in interest and/or dividends receivable	(175)	(371)	(2,021)	(1,375)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,486	(4,466)	4,761	(20,980)
Proceeds from (Payments on) over the counter financial derivative instruments	(220)	2,503	4,460	2,916
(Increase) decrease in other assets	0	(1)	(87)	0
Increase (decrease) in payable for investments purchased	750	66,118	7,744	249,655
Increase (decrease) in payable for unfunded loan commitments	(1,742)	(2,676)	(6,252)	(198)
Increase (decrease) in deposits from counterparty	(68)	1,413	(26)	(1,038)
Increase (decrease) in accrued management fees	(9)	(1)	(17)	(30)
Proceeds from (Payments on) foreign currency transactions	(3)	(225)	(270)	(304)
Increase (decrease) in other liabilities	5	5	15	(326)
Net Realized (Gain) Loss
Investments in securities	49	(2,156)	(5,882)	16,443
Exchange-traded or centrally cleared financial derivative instruments	(463)	6,844	(3,306)	7,090
Over the counter financial derivative instruments	(510)	(2,799)	(5,315)	(5,172)
Foreign currency	0	253	334	401
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	312	3,689	9,885	(32,768)
Exchange-traded or centrally cleared financial derivative instruments	(2,061)	(1,999)	(1,565)	13,689
Over the counter financial derivative instruments	64	205	841	28
Foreign currency assets and liabilities	3	26	109	(97)
Net amortization (accretion) on investments	(352)	(481)	(4,005)	(1,057)

Net Cash Provided by (Used for) Operating Activities	1,677	(10,695)	(20,206)	(37,311)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	0	32,909	0
Net at-the-market offering costs	0	0	(21)	0
Increase (decrease) in overdraft due to custodian	0	345	0	0
Cash distributions paid*	(10,933)	(13,924)	(38,268)	(32,098)
Proceeds from reverse repurchase agreements	200,493	211,114	822,589	1,275,989
Payments on reverse repurchase agreements	(191,237)	(186,768)	(796,522)	(1,158,218)
Proceeds from sale-buyback transactions	0	0	0	3,335,364
Payments on sale-buyback transactions	0	0	0	(3,383,346)

Net Cash Received from (Used for) Financing Activities	(1,677)	10,767	20,687	37,691

Net Increase (Decrease) in Cash and Foreign Currency	0	72	481	380

Cash and Foreign Currency:

Beginning of year	1	411	1,779	2,228
End of year	$1	$483	$2,260	$2,608

* Reinvestment of distributions	$191	$1,310	$3,141	$4,289

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,251	$1,078	$5,291	$6,151
Non Cash Payment in Kind	$65	$98	$222	$39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2019	27

Consolidated Statements of Cash Flows

Year Ended June 30, 2019
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$297,109	$131,381

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,269,675)	(621,117)
Proceeds from sales of long-term securities	1,024,376	471,601
(Purchases) Proceeds from sales of short-term portfolio investments, net	(22,631)	61,973
(Increase) decrease in deposits with counterparty	53,724	(3,018)
(Increase) decrease in receivable for investments sold	92,623	3,662
(Increase) decrease in interest and/or dividends receivable	(16,462)	(9,289)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	26,916	(1,334)
Proceeds from (Payments on) over the counter financial derivative instruments	42,744	16,294
(Increase) decrease in other assets	(1)	(19)
Increase (decrease) in payable for investments purchased	(16,453)	20,366
Increase (decrease) in payable for unfunded loan commitments	(34,835)	(32,252)
Increase (decrease) in deposits from counterparty	(8,100)	1,527
Increase (decrease) in accrued management fees	(451)	(179)
Proceeds from (Payments on) foreign currency transactions	(5,601)	(1,921)
Increase (decrease) in other liabilities	159	77
Net Realized (Gain) Loss
Investments in securities	(22,245)	(9,988)
Exchange-traded or centrally cleared financial derivative instruments	(11,631)	(12,684)
Over the counter financial derivative instruments	(56,091)	(19,896)
Foreign currency	6,544	2,138
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	45,910	46,626
Investments in Affiliates	2,294	0
Exchange-traded or centrally cleared financial derivative instruments	(15,985)	13,148
Over the counter financial derivative instruments	8,626	2,151
Foreign currency assets and liabilities	4,091	687
Net amortization (accretion) on investments	(41,455)	(21,226)

Net Cash Provided by (Used for) Operating Activities	83,500	38,708

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	55,680
Net at-the-market offering costs	0	(39)
Increase (decrease) in overdraft due to custodian	0	121
Cash distributions paid*	(309,269)	(157,889)
Proceeds from reverse repurchase agreements	10,735,006	3,500,045
Payments on reverse repurchase agreements	(10,514,593)	(3,436,126)

Net Cash Received from (Used for) Financing Activities	(88,856)	(38,208)

Net Increase (Decrease) in Cash and Foreign Currency	(5,356)	500

Cash and Foreign Currency:

Beginning of year	9,220	2,997
End of year	$3,864	$3,497

* Reinvestment of distributions	$9,243	$18,444

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$79,261	$32,515
Non Cash Payment in Kind	$2,837	$302

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year , based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO PCM Fund, Inc.

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 162.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.8%

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~	$28	$28

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~	50	50

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	665	630

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	100	87

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~	221	215

Forbes Energy Services LLC (Cash 5.000% and PIK 9.000%)
14.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	566	566

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~	98	96

iHeartCommunications, Inc.
6.759% (LIBOR03M + 4.000%) due 05/01/2026 ~	1,132	1,135

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~	169	167

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~	397	391

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~	3	3

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	10	10

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~	1,350	1,184
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~	1,466	1,262

Nexstar Media Group, Inc.
TBD% due 11/30/2019 µ	520	515

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	106	103

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~	17	16

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~	138	136
11.583% (LIBOR03M + 9.000%) due 09/13/2022 ~	800	768

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~	100	99

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,024	950

U.S. Renal Care, Inc.
TBD% due 06/13/2026	23	23

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,447	2,334

West Corp.
6.522% ( LIBOR03M + 4.000%) due 10/10/2024 ~	9	8

Westmoreland Coal Co. (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 12.500%) due 03/15/2029 «~(d)	554	457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~	$273	$276

Total Loan Participations and Assignments (Cost $12,316)		11,528

CORPORATE BONDS & NOTES 21.1%

BANKING & FINANCE 5.4%

Ally Financial, Inc.
7.500% due 09/15/2020	8	8

Athene Holding Ltd.
4.125% due 01/12/2028	10	10

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	10	11
5.000% due 04/20/2048	14	14

Cantor Fitzgerald LP
4.875% due 05/01/2024	4	4
7.875% due 10/15/2019 (l)	740	750

CBL & Associates LP
5.950% due 12/15/2026	11	8

Ford Motor Credit Co. LLC
3.600% (US0003M + 1.270%) due 03/28/2022 ~(l)	200	197
5.139% (US0003M + 2.550%) due 01/07/2021 ~(l)	280	285
5.729% (US0003M + 3.140%) due 01/07/2022 ~(l)	280	289

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)	98	101
6.750% due 03/15/2022 (l)	104	108

Hunt Cos., Inc.
6.250% due 02/15/2026	6	6

iStar, Inc.
4.625% due 09/15/2020	3	3
5.250% due 09/15/2022	4	4

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	14

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)	1,200	1,195

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)	146	147

Navient Corp.
5.000% due 10/26/2020	2	2
5.625% due 01/25/2025	51	45
5.875% due 03/25/2021 (l)	465	484
6.500% due 06/15/2022	16	17
7.250% due 01/25/2022	100	108

Newmark Group, Inc.
6.125% due 11/15/2023	20	21

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	10	10

Provident Funding Associates LP
6.375% due 06/15/2025	6	6

Sabra Health Care LP
4.800% due 06/01/2024	32	33

Springleaf Finance Corp.
5.625% due 03/15/2023 (l)	200	213
6.125% due 03/15/2024	24	26
6.625% due 01/15/2028	71	75
6.875% due 03/15/2025	25	27

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)	635	162

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)	1,980	2,015

WeWork Cos., Inc.
7.875% due 05/01/2025	14	14

		6,412

INDUSTRIALS 12.7%

Adient U.S. LLC
7.000% due 05/15/2026	3	3

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Associated Materials LLC
9.000% due 01/01/2024 (l)	$1,996	$1,901

Bausch Health Americas, Inc.
8.500% due 01/31/2027	10	11

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	16	16

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	4	4

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (l)	396	405
9.250% due 02/15/2024 (l)	965	1,049

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6	6

Community Health Systems, Inc.
5.125% due 08/01/2021 (l)	539	529
6.250% due 03/31/2023 (l)	1,938	1,873
8.000% due 03/15/2026 (l)	78	75
8.625% due 01/15/2024 (l)	136	137

CVS Pass-Through Trust
5.880% due 01/10/2028	1,092	1,207

DAE Funding LLC
4.000% due 08/01/2020	2	2
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	24	25
5.250% due 11/15/2021 (l)	100	104
5.750% due 11/15/2023 (l)	100	105

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	21
10.750% due 09/01/2024 (l)	500	495

DISH DBS Corp.
6.750% due 06/01/2021	86	91

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)	330	334

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)	8	8

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)	382	266

Exela Intermediate LLC
10.000% due 07/15/2023	23	19

Fresh Market, Inc.
9.750% due 05/01/2023 (l)	350	240

Full House Resorts, Inc.
8.575% due 01/31/2024	100	99
9.738% due 02/02/2024	8	8

General Electric Co.
5.000% due 01/21/2021 •(i)	56	54
5.550% due 01/05/2026 (l)	41	46
5.875% due 01/14/2038	4	5
6.150% due 08/07/2037	2	2
6.875% due 01/10/2039	10	13

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	10	10

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	20	21

Huntsman International LLC
4.500% due 05/01/2029	10	10

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)	259	276
8.375% due 05/01/2027 (l)	469	494

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (l)	200	176

Micron Technology, Inc.
5.327% due 02/06/2029	30	32

Netflix, Inc.
5.375% due 11/15/2029	18	19

Nexstar Escrow, Inc.
5.625% due 07/15/2027 (c)	278	286

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)	60	58

Outfront Media Capital LLC
5.000% due 08/15/2027	14	14

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	23	23

PetSmart, Inc.
5.875% due 06/01/2025	22	21

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	29

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Post Holdings, Inc.
5.500% due 12/15/2029 (c)	$10	$10

Radiate Holdco LLC
6.875% due 02/15/2023	10	10

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)	10	10

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^	2,081	2,149

Staples, Inc.
7.500% due 04/15/2026	29	29
10.750% due 04/15/2027	14	14

T-Mobile USA, Inc.
4.750% due 02/01/2028	5	5

Topaz Solar Farms LLC
4.875% due 09/30/2039	350	348
5.750% due 09/30/2039 (l)	794	839

Transocean Pontus Ltd.
6.125% due 08/01/2025	26	27

Triumph Group, Inc.
4.875% due 04/01/2021	18	18
5.250% due 06/01/2022	4	4

UAL Pass-Through Trust
6.636% due 01/02/2024	441	469

Univision Communications, Inc.
5.125% due 05/15/2023 (l)	107	105
5.125% due 02/15/2025 (l)	138	132

ViaSat, Inc.
5.625% due 09/15/2025	18	18
5.625% due 04/15/2027	12	13

VOC Escrow Ltd.
5.000% due 02/15/2028	10	10

Wyndham Destinations, Inc.
3.900% due 03/01/2023	14	14
5.750% due 04/01/2027 (l)	178	186

		15,023

UTILITIES 3.0%

AT&T, Inc.
4.900% due 08/15/2037	11	12

Edison International
2.400% due 09/15/2022	14	13
2.950% due 03/15/2023	1	1
5.750% due 06/15/2027	9	10

Frontier Communications Corp.
8.000% due 04/01/2027	24	25

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(l)	131	126
2.950% due 03/01/2026 ^(e)(l)	211	199
3.250% due 09/15/2021 ^(e)(l)	146	143
3.250% due 06/15/2023 ^(e)(l)	68	66
3.300% due 03/15/2027 ^(e)(l)	132	126
3.400% due 08/15/2024 ^(e)(l)	85	83
3.500% due 10/01/2020 ^(e)(l)	388	380
3.500% due 06/15/2025 ^(e)(l)	151	146
3.750% due 02/15/2024 ^(e)(l)	86	85
3.750% due 08/15/2042 ^(e)	2	2
3.850% due 11/15/2023 ^(e)(l)	14	14
4.000% due 12/01/2046 ^(e)	2	2
4.250% due 05/15/2021 ^(e)	73	72
4.300% due 03/15/2045 ^(e)	24	23
4.500% due 12/15/2041 ^(e)	26	25
4.600% due 06/15/2043 ^(e)	9	9
4.650% due 08/01/2028 ^(e)(l)	227	233
4.750% due 02/15/2044 ^(e)(l)	157	161
5.125% due 11/15/2043 ^(e)(l)	244	251
5.400% due 01/15/2040 ^(e)	4	4
5.800% due 03/01/2037 ^(e)(l)	644	707
6.050% due 03/01/2034 ^(e)(l)	323	361
6.250% due 03/01/2039 ^(e)(l)	129	147
6.350% due 02/15/2038 ^(e)(l)	57	65

Southern California Edison Co.
3.650% due 03/01/2028	2	2
5.750% due 04/01/2035	2	2
6.650% due 04/01/2029	13	15

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Poseidon Ltd.
6.875% due 02/01/2027	$20	$21

		3,535

Total Corporate Bonds & Notes (Cost $24,473)		24,970

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024	28	47

Total Convertible Bonds & Notes (Cost $51)		47

MUNICIPAL BONDS & NOTES 0.7%

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	785	793

Total Municipal Bonds & Notes (Cost $741)		793

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
5.954% due 07/25/2029 •	170	180
8.154% due 07/25/2029 •	230	274

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(g)(l)	2,391	1,725
0.100% due 05/25/2020 - 11/25/2050 (a)	41,730	105
0.668% due 01/25/2021 ~(a)	2,511	18
0.793% due 10/25/2020 ~(a)	8,085	51
2.080% due 11/25/2045 ~(a)	1,027	146
3.615% due 06/25/2041 ~(a)	10,500	685
4.256% due 04/25/2025 ~	1,300	1,230
7.554% due 10/25/2029 •	250	285
9.954% due 12/25/2027 •	447	547

Total U.S. Government Agencies (Cost $4,723)		5,246

NON-AGENCY MORTGAGE-BACKED SECURITIES 41.7%

Adjustable Rate Mortgage Trust
4.430% due 01/25/2036 ^~	153	146

Banc of America Alternative Loan Trust
6.083% due 04/25/2037 ^~	167	170

Banc of America Funding Trust
3.749% due 12/20/2034 ~	332	271
4.466% due 03/20/2036 ~	89	85
5.806% due 03/25/2037 ^~	88	89
7.000% due 10/25/2037 ^	558	460

Banc of America Mortgage Trust
4.667% due 06/25/2035 ~	98	97
5.127% due 06/20/2031 ~	375	389

Bancorp Commercial Mortgage Trust
6.144% due 08/15/2032 •(l)	2,300	2,294

Barclays Commercial Mortgage Securities Trust
7.394% due 08/15/2027 •(l)	900	898

BCAP LLC Trust
2.637% due 07/26/2036 ~	87	74

Bear Stearns ALT-A Trust
2.574% due 04/25/2037 •	703	563
3.824% due 05/25/2036 ^~	227	215
3.854% due 05/25/2036 ~	40	33
3.913% due 07/25/2035 ^~	146	130
3.987% due 11/25/2036 ^~	692	581
4.016% due 08/25/2036 ^~	270	184
4.254% due 08/25/2036 ^~	403	403
4.324% due 01/25/2047 ~	40	31
4.734% due 09/25/2034 ~	96	96

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(l)	976	911
5.919% due 04/12/2038 ~	40	41

BRAD Resecuritization Trust
2.189% due 03/12/2021 «	1,759	51
6.550% due 03/12/2021 «	329	326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ	$282	$234

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	28	20

CD Mortgage Trust
5.688% due 10/15/2048 (l)	1,320	760

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	237	186

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~	676	415

Citigroup Mortgage Loan Trust
4.352% due 11/25/2036 ^~	103	101
4.365% due 11/25/2035 ~	1,853	1,467
5.361% due 08/25/2035 ^~	61	49
6.250% due 11/25/2037 ~	880	649

Citigroup Mortgage Loan Trust, Inc.
4.282% due 10/25/2035 ~	487	370

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.175% due 09/25/2035 ^~	141	122

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	16	16

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~	795	522

Commercial Mortgage Trust
6.287% due 07/10/2046 ~(l)	690	709

Countrywide Alternative Loan Trust
2.684% due 02/25/2037 •	226	209
2.694% due 02/25/2036 ^•	723	614
2.954% due 10/25/2037 •	4,519	1,308
3.504% due 12/25/2035 •(l)	1,263	1,161
5.500% due 03/25/2035	529	387
6.000% due 11/25/2035 ^	175	60
6.000% due 04/25/2036 ^(l)	2,976	2,250

Countrywide Home Loan Mortgage Pass-Through Trust
3.044% due 03/25/2035 •	150	136
3.844% due 09/20/2036 ^~	112	98
4.025% due 09/25/2047 ^~	395	376
4.274% due 03/25/2046 ^•(l)	689	471
4.592% due 02/20/2036 ^•	9	8
6.000% due 05/25/2037 ^	276	214

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	54	61

Credit Suisse Mortgage Capital Certificates
2.977% (LIBOR01M) due 11/30/2037 ~	2,900	2,634

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ	232	176
6.000% due 07/25/2036	1,199	991
6.500% due 05/25/2036 ^	171	100

First Horizon Alternative Mortgage Securities Trust
4.269% due 08/25/2035 ^~	26	5

First Horizon Mortgage Pass-Through Trust
4.811% due 04/25/2035 ~	23	23

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	312	263

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~	1,000	937

GS Mortgage Securities Trust
1.478% due 08/10/2043 ~(a)	13,262	138
2.360% due 05/10/2045 ~(a)	3,723	142
5.622% due 11/10/2039	581	514

GSR Mortgage Loan Trust
4.152% due 03/25/2047 ^~(l)	1,101	992

HarborView Mortgage Loan Trust
2.890% due 01/19/2036 •	651	521

IndyMac Mortgage Loan Trust
3.204% due 11/25/2034 •	107	103
3.699% due 05/25/2036 ~	152	113
4.475% due 06/25/2037 ~	265	245

JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 ^(l)	1,127	956

JPMorgan Chase Commercial Mortgage Securities Corp.
1.932% due 03/12/2039 ~(a)	183	0

JPMorgan Chase Commercial Mortgage Securities Trust
0.606% due 02/15/2046 ~(a)	56,907	438

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.411% due 05/15/2047	$1,554	$1,838
5.806% due 01/12/2043 ~	109	109

JPMorgan Mortgage Trust
4.661% due 07/25/2035 ~	55	56

LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~(l)	754	763
5.407% due 11/15/2038 ^(l)	309	221
5.562% due 02/15/2040 ^~	159	96
5.973% due 02/15/2040 ~	113	113

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	110	110
5.734% due 04/25/2036 ^~	148	132
6.000% due 05/25/2037 ^	310	313

MASTR Adjustable Rate Mortgages Trust
4.446% due 11/25/2035 ^~(l)	392	315

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•(l)	376	356

Merrill Lynch Mortgage Investors Trust
2.824% due 07/25/2030 •	73	71
3.064% due 11/25/2029 •	91	90
4.691% due 11/25/2035 •	117	121

Morgan Stanley Capital Trust
0.484% due 11/12/2049 ~(a)	5,738	15
5.399% due 12/15/2043 (l)	314	237

Morgan Stanley Mortgage Loan Trust
4.466% due 01/25/2035 ^~	231	186
6.000% due 08/25/2037 ^	233	182

Morgan Stanley Resecuritization Trust
4.626% due 03/26/2037 ~	4,976	4,743

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	184	179

Motel 6 Trust
9.321% due 08/15/2019 •(l)	1,409	1,430

Regal Trust
2.666% due 09/29/2031 •	19	18

Residential Accredit Loans, Inc. Trust
4.934% due 01/25/2036 ^~	328	299
6.000% due 08/25/2035 ^	245	236
6.000% due 06/25/2036 ^	148	139
6.500% due 09/25/2037 ^	233	229

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	215	127

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	219	216

Structured Adjustable Rate Mortgage Loan Trust
4.113% due 04/25/2036 ^~	305	258
4.262% due 01/25/2036 ^~	290	218
4.350% due 09/25/2036 ^~	115	106

Structured Asset Mortgage Investments Trust
2.614% due 08/25/2036 ^•	773	730

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	142	106

Wachovia Bank Commercial Mortgage Trust
0.897% due 10/15/2041 ~(a)	773	0
5.720% due 10/15/2048 ~(l)	1,844	1,811

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 11/25/2046 •	439	441
2.894% due 06/25/2044 •	425	426
3.824% due 12/25/2036 ^~(l)	315	315

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(l)	1,242	965

Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	10	10

Wells Fargo-RBS Commercial Mortgage Trust
0.970% due 02/15/2044 ~(a)	13,929	142

Total Non-Agency Mortgage-Backed Securities (Cost $45,800)		49,270

ASSET-BACKED SECURITIES 68.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
3.499% due 02/25/2035 •(l)	3,374	3,398
4.129% due 12/25/2034 •(l)	1,591	1,610
5.633% (US0001M + 3.250%) due 06/21/2029 ~	105	102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Financial Acquisition Trust
2.682% due 12/28/2036 •	$68	$68

Bear Stearns Asset-Backed Securities Trust
2.784% due 04/25/2036 •	2,239	2,715
2.784% due 06/25/2036 •	3	3
4.366% due 07/25/2036 ~	315	318
5.500% due 12/25/2035	38	35

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	430

Centex Home Equity Loan Trust
3.154% due 01/25/2035 •(l)	1,643	1,628

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(g)	1	323

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •	1,561	1,063
2.624% due 12/25/2036 •(l)	852	449
2.854% due 11/25/2045 •(l)	3,420	3,409
3.104% due 11/25/2046 •	1,900	1,525

Citigroup Mortgage Loan Trust, Inc.
2.664% due 03/25/2037 •(l)	3,520	3,257

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	353	201
9.163% due 03/01/2033 ~	820	750

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•	1,141	1,074
2.544% due 06/25/2035 •(l)	2,335	2,139
2.544% due 06/25/2047 ^•(l)	2,578	2,324
2.554% due 04/25/2047 ^•(l)	865	840
2.604% due 06/25/2037 ^•(l)	759	697
2.644% due 05/25/2036 •(l)	8,464	6,161
4.054% due 06/25/2035 •(l)	4,000	3,926

Countrywide Asset-Backed Certificates Trust
2.674% due 09/25/2046 •(l)	4,689	3,413
4.279% due 10/25/2035 •	2,304	1,831

Crecera Americas LLC
5.563% due 08/31/2020 •	1,900	1,904

EMC Mortgage Loan Trust
3.454% due 05/25/2040 •	438	444
3.704% due 02/25/2041 •	307	305

Fremont Home Loan Trust
2.584% due 04/25/2036 •	788	764

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	77	66

GSAMP Trust
4.154% due 12/25/2034 •	1,922	1,219
4.204% due 06/25/2035 •(l)	2,200	2,174

Harley Marine Financing LLC
7.869% due 05/15/2043 «	1,000	444

Home Equity Mortgage Loan Asset-Backed Trust
2.644% due 04/25/2037 •(l)	4,567	3,497

HSI Asset Securitization Corp. Trust
2.514% due 04/25/2037 •(l)	3,644	2,413

Marlette Funding Trust
0.000% due 07/16/2029 «(g)	3	1,140

MASTR Asset-Backed Securities Trust
2.514% due 08/25/2036 •(l)	3,165	1,657

Morgan Stanley ABS Capital, Inc. Trust
3.184% due 12/25/2034 •	154	150

Morgan Stanley Home Equity Loan Trust
3.469% due 05/25/2035 •	1,951	1,348

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,498

People’s Financial Realty Mortgage Securities Trust
2.534% due 09/25/2036 •	1,503	427

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(l)	3,901	2,259

Residential Asset Securities Corp. Trust
3.094% due 08/25/2035 •(l)	4,350	4,158

Securitized Asset-Backed Receivables LLC Trust
2.834% due 01/25/2035 •	946	923
2.854% due 10/25/2035 •(l)	5,500	5,395

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(g)	22	1,383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)	$10	$101
0.000% due 01/25/2039 (g)	1,000	346
0.000% due 05/25/2040 (g)	1,000	432
0.000% due 09/25/2040 (g)	339	195

Structured Asset Investment Loan Trust
4.129% due 10/25/2034 •(l)	1,986	2,012
6.904% due 10/25/2033 •	68	69

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	299	296

UPS Capital Business Credit
8.144% due 04/15/2026 «•	1,856	0

Total Asset-Backed Securities (Cost $73,922)		80,708

	SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (f)	108,013	510

iHeartMedia, Inc.	83	1

iHeartMedia, Inc. ‘A’ (f)	6,080	92

		603

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (f)	71,398	844

ENERGY 0.1%

Forbes Energy Services Ltd. (f)(j)	35,625	80

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(j)	9,231	134

UTILITIES 0.3%

TexGen Power LLC «	9,914	389

Total Common Stocks (Cost $3,931)		2,050

WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	39,591	596

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	118,000	139

Total Warrants (Cost $876)		735

PREFERRED SECURITIES 2.3%

INDUSTRIALS 2.3%

Sequa Corp.
9.000% «	2,592	2,763

Total Preferred Securities (Cost $2,124)		2,763

REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

VICI Properties, Inc.	104,988	2,314

Total Real Estate Investment Trusts (Cost $1,538)		2,314

SHORT-TERM INSTRUMENTS 9.4%

REPURCHASE AGREEMENTS (k) 8.8%
		10,459

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	31

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.6%
2.182% due 08/06/2019 (g)(h)(o)	$741	$739

Total Short-Term Instruments (Cost $11,199)		11,198

Total Investments in Securities (Cost $181,694)		191,622

Total Investments 162.1% (Cost $181,694)		$191,622

Financial Derivative Instruments (m)(n) (0.3)% (Cost or Premiums, net $211)		(388)

Other Assets and Liabilities, net (61.8)%		(73,053)

Net Assets Applicable to Common Shareholders 100.0%		$118,181

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	07/29/2014	$ 1,769	$80	0.07%
Westmoreland Mining Holdings LLC	12/08/2014	269	134	0.11

		$ 2,038	$214	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$159	U.S. Treasury Notes 2.250% due 03/31/2021	$(167)	$159	$159
RDR	2.550	06/28/2019	07/01/2019	10,300	U.S. Treasury Notes 1.375% due 04/30/2021 - 05/31/2021	(10,523)	10,300	10,302

Total Repurchase Agreements						$(10,690)	$10,459	$10,461

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.295%	05/10/2019	08/12/2019		$(80)	$(80)
	3.353	06/24/2019	07/24/2019		(1,477)	(1,478)
	3.403	06/24/2019	07/24/2019		(4,039)	(4,042)
BPS	2.880	06/21/2019	07/22/2019		(248)	(248)
BRC	3.602	04/03/2019	07/03/2019		(2,323)	(2,344)
CIW	2.730	06/07/2019	07/05/2019		(822)	(824)
DBL	3.229	06/05/2019	03/05/2020		(321)	(322)
JPS	3.253	06/05/2019	09/05/2019		(3,166)	(3,173)
MSB	3.926	02/05/2019	02/05/2020		(1,051)	(1,057)
NOM	3.000	06/19/2019	07/19/2019		(233)	(233)
RBC	3.600	04/22/2019	07/22/2019		(1,237)	(1,246)
	3.680	05/06/2019	08/06/2019		(1,570)	(1,579)
RDR	2.720	06/04/2019	09/04/2019		(683)	(684)
RTA	3.560	05/07/2019	08/07/2019		(6,343)	(6,378)
	3.562	05/08/2019	08/08/2019		(2,829)	(2,844)
	3.598	04/05/2019	07/05/2019		(3,929)	(3,963)
	3.598	04/09/2019	07/09/2019		(4,320)	(4,356)
	3.688	03/07/2019	09/09/2019		(2,553)	(2,583)
	3.729	03/12/2019	09/12/2019		(5,173)	(5,233)
	3.736	03/01/2019	09/03/2019		(189)	(191)
	3.811	01/31/2019	07/31/2019		(1,733)	(1,761)
SOG	3.150	04/03/2019	07/03/2019		(1,542)	(1,554)
	3.150	04/24/2019	07/24/2019		(437)	(440)
	3.160	04/17/2019	07/17/2019		(1,386)	(1,395)
	3.468	05/14/2019	08/14/2019		(309)	(310)
	3.531	04/10/2019	07/10/2019		(772)	(778)
	3.538	04/17/2019	07/17/2019		(2,435)	(2,453)
UBS	2.840	06/19/2019	07/19/2019		(1,135)	(1,136)
	2.970	05/14/2019	08/14/2019		(951)	(955)
	2.970	05/15/2019	08/15/2019		(686)	(689)
	2.970	05/22/2019	08/22/2019		(447)	(448)
	3.000	02/21/2019	TBD	(3)	(363)	(367)
	3.000	03/20/2019	TBD	(3)	(872)	(880)
	3.000	05/09/2019	08/09/2019		(166)	(167)
	3.000	05/10/2019	TBD	(3)	(987)	(991)
	3.040	04/08/2019	07/08/2019		(3,385)	(3,409)
	3.140	04/08/2019	07/08/2019		(1,394)	(1,404)
	3.450	06/04/2019	09/04/2019		(1,682)	(1,686)
	3.480	05/13/2019	08/13/2019		(3,278)	(3,294)
	3.510	05/07/2019	08/07/2019		(1,569)	(1,577)
	3.550	04/03/2019	07/03/2019		(3,140)	(3,168)

Total Reverse Repurchase Agreements						$(71,720)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(5,600)	$0	$(5,600)	$7,722	$2,122
BPS	0	(248)	0	(248)	276	28
BRC	0	(2,344)	0	(2,344)	3,497	1,153
CIW	0	(824)	0	(824)	857	33
DBL	0	(322)	0	(322)	449	127
FICC	159	0	0	159	(167)	(8)
JPS	0	(3,173)	0	(3,173)	3,409	236
MSB	0	(1,057)	0	(1,057)	1,430	373
NOM	0	(233)	0	(233)	240	7
RBC	0	(2,825)	0	(2,825)	3,754	929
RDR	10,302	(684)	0	9,618	(9,814)	(196)
RTA	0	(27,309)	0	(27,309)	36,261	8,952
SOG	0	(6,930)	0	(6,930)	8,462	1,532
UBS	0	(20,171)	0	(20,171)	25,336	5,165

Total Borrowings and Other Financing Transactions	$10,461	$(71,720)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(10,643)	$(2,943)	$(2,238)	$(15,824)
U.S. Government Agencies	0	(1,246)	0	0	(1,246)
Non-Agency Mortgage-Backed Securities	0	(778)	(7,394)	(1,057)	(9,229)
Asset-Backed Securities	0	(21,803)	(23,296)	(322)	(45,421)

Total Borrowings	$0	$(34,470)	$(33,633)	$(3,617)	$(71,720)

Payable for reverse repurchase agreements					$(71,720)

(l)	Securities with an aggregate market value of $92,392 and cash of $10 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(63,695) at a weighted average interest rate of 3.458%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	38.762%	$590	$(33)	$(111)	$(144)	$0	$(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	400	(21)	25	4	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.149	300	9	19	28	0	0

						$(45)	$(67)	$(112)	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$15,300	$(131)	$787	$656	$0	$(12)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	(620)	(14)	0	(29)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	(105)	(28)	0	(4)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	102	732	0	(14)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	11,200	38	(1,510)	(1,472)	47	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	1,600	132	(224)	(92)	10	0

						$1,352	$(1,570)	$(218)	$57	$(59)

Total Swap Agreements						$1,307	$(1,637)	$(330)	$57	$(61)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$57	$57	$0	$0	$(61)	$(61)

Cash of $1,187 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$4,459	$(887)	$643	$0	$(244)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	1,077	(209)	69	0	(140)

Total Swap Agreements						$(1,096)	$712	$0	$(384)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$0	$0	$0	$0	$(384)	$(384)	$(384)	$739	$355
MYC	0	0	0	0	0	0	0	0	0	(65)	(65)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(384)	$(384)

(o)

Securities with an aggregate market value of $739 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$57	$57

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$59	$61

Over the counter
Swap Agreements	$0	$384	$0	$0	$0	$384

	$0	$386	$0	$0	$59	$445

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$47	$0	$0	$416	$463

Over the counter
Swap Agreements	$0	$510	$0	$0	$0	$510

	$0	$557	$0	$0	$416	$973

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(76)	$0	$0	$2,137	$2,061

Over the counter
Swap Agreements	$0	$(64)	$0	$0	$0	$(64)

	$0	$(140)	$0	$0	$2,137	$1,997

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,508	$2,020	$11,528
Corporate Bonds & Notes
Banking & Finance	0	6,412	0	6,412
Industrials	0	15,023	0	15,023
Utilities	0	3,535	0	3,535
Convertible Bonds & Notes
Industrials	0	47	0	47
Municipal Bonds & Notes
West Virginia	0	793	0	793
U.S. Government Agencies	0	5,246	0	5,246
Non-Agency Mortgage-Backed Securities	0	48,893	377	49,270
Asset-Backed Securities	0	77,317	3,391	80,708
Common Stocks
Communication Services	602	1	0	603
Consumer Discretionary	844	0	0	844
Energy	80	0	0	80
Industrials	0	0	134	134
Utilities	0	0	389	389
Warrants
Communication Services	0	596	0	596
Industrials	0	0	139	139

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Preferred Securities
Industrials	$0	$0	$2,763	$2,763
Real Estate Investment Trusts
Real Estate	2,314	0	0	2,314
Short-Term Instruments
Repurchase Agreements	0	10,459	0	10,459
U.S. Treasury Bills	0	739	0	739

Total Investments	$3,840	$178,569	$9,213	$191,622

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$57	$0	$57

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(61)	0	(61)
Over the counter	0	(384)	0	(384)

	$0	$(445)	$0	$(445)

Total Financial Derivative Instruments	$0	$(388)	$0	$(388)

Totals	$3,840	$178,181	$9,213	$191,234

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$224	$3,122	$0	$(4)	$0	$(554)	$0	$(768)	$2,020	$(522)
Corporate Bonds & Notes
Banking & Finance	798	0	(800)	0	4	(2)	0	0	0	0
Industrials	96	0	0	0	0	3	0	(99)	0	0
Non-Agency Mortgage-Backed Securities	649	0	(71)	4	5	(31)	0	(179)	377	(44)
Asset-Backed Securities	1,491	3,004	0	40	0	(615)	444	(973)	3,391	(286)
Common Stocks
Industrials	0	269	0	0	0	(135)	0	0	134	(135)
Utilities	314	0	0	0	0	75	0	0	389	75
Warrants
Industrials	30	0	0	0	0	109	0	0	139	109
Preferred Securities
Industrials	1,967	347	0	0	0	449	0	0	2,763	449

Totals	$5,569	$6,742	$(871)	$40	$9	$(701)	$444	$(2,019)	$9,213	$(354)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$2,020	Third Party Vendor	Broker Quote	82.500-101.000
Non-Agency Mortgage-Backed Securities	377	Proxy Pricing	Base Price	2.875-99.125
Asset-Backed Securities	444	Discounted Cash Flow	Discount Rate	23.140
	2,947	Proxy Pricing	Base Price	0.000-47,000.250
Common Stocks
Industrials	134	Indicative Market Quotation	Broker Quote	$14.500
Utilities	389	Indicative Market Quotation	Broker Quote	$39.250
Warrants
Industrials	139	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	2,763	Fundamental Valuation	Company Equity Value	$760,144,498.000

Total	$9,213

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 179.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.3%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~	$896	$861

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~	19	19

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~	40	40

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	615	583

Dubai World (Cash 2.500% and PIK 1.750%)
4.250% (LIBOR03M + 2.500%) due 09/30/2022 ~(d)	101	96

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	100	87

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~	221	215

Forbes Energy Services LLC (Cash 5.000% and PIK 9.000%)
14.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	87	87

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~	98	97

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	1,008	1,011

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~	149	147

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~	199	196

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	19

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~	3	3

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	10	10

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~	1,188	1,042
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~	1,349	1,162

Ortho-Clinical Diagnostics S.A.
5.680% (LIBOR03M + 3.250%) due 06/30/2025 ~	109	105

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	206	201

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~	17	16

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~	39	38
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~	420	403

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~	901	835

U.S. Renal Care, Inc.
TBD% due 06/13/2026	21	21

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~	645	615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		$9	$8

Westmoreland Coal Co. (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 12.500%) due 03/15/2029 «~(d)		793	655

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		391	395

Total Loan Participations and Assignments (Cost $9,935)			8,967

CORPORATE BONDS & NOTES 42.8%

BANKING & FINANCE 20.2%

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,000	600

Ambac Assurance Corp.
5.100% due 06/07/2020		13	18

Ambac LSNI LLC
7.319% due 02/12/2023 •(m)		142	144

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	1,870	2,186

Athene Holding Ltd.
4.125% due 01/12/2028		$10	10

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		26	28

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		10	10
5.000% due 04/20/2048		14	14

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)(m)	EUR	400	468

Barclays PLC
6.500% due 09/15/2019 •(i)(j)(m)		600	691
7.875% due 09/15/2022 •(i)(j)(m)	GBP	1,250	1,685

Brookfield Finance, Inc.
3.900% due 01/25/2028		$18	18
4.700% due 09/20/2047		16	17

Cantor Fitzgerald LP
4.875% due 05/01/2024		4	4

CBL & Associates LP
5.950% due 12/15/2026		10	7

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		200	221

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	6	7

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$92	95
6.750% due 03/15/2022 (m)		90	94

HSBC Bank PLC
6.330% due 05/23/2023		1,100	1,146

HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	200	263

Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6

iStar, Inc.
4.625% due 09/15/2020		3	3
5.250% due 09/15/2022		4	4

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		14	14

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,600	2,217

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,400	1,394

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		138	139

Navient Corp.
6.500% due 06/15/2022		16	17

Newmark Group, Inc.
6.125% due 11/15/2023		18	19

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		$1,100	$1,136

Provident Funding Associates LP
6.375% due 06/15/2025		6	6

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,730	1,778
8.000% due 08/10/2025 •(i)(j)		300	325
8.625% due 08/15/2021 •(i)(j)		200	216

Sabra Health Care LP
4.800% due 06/01/2024		29	30

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	450	598
7.375% due 06/24/2022 •(i)(j)		1,100	1,487

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)(m)		$200	208

Springleaf Finance Corp.
6.125% due 03/15/2024		20	22
6.625% due 01/15/2028		67	70

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	140	195

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$182	47

UniCredit SpA
7.830% due 12/04/2023 (m)		730	834

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	566	808

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$2,430	2,473

WeWork Cos., Inc.
7.875% due 05/01/2025		14	14

			21,796

INDUSTRIALS 16.4%

Adient U.S. LLC
7.000% due 05/15/2026		2	2

Air Canada Pass-Through Trust
3.700% due 07/15/2027		4	4

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		8	8

Altice Financing S.A.
7.500% due 05/15/2026 (m)		800	806

Altice France S.A.
7.375% due 05/01/2026 (m)		1,327	1,364

Associated Materials LLC
9.000% due 01/01/2024 (m)		680	648

Avon International Capital PLC
6.500% due 08/15/2022 (c)		8	8

Bausch Health Americas, Inc.
8.500% due 01/31/2027		8	9

Bausch Health Cos., Inc.
7.000% due 01/15/2028		4	4
7.250% due 05/30/2029		8	8

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		14	14

Bombardier, Inc.
7.875% due 04/15/2027		36	36

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		4	4

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		265	271
9.250% due 02/15/2024 (m)		959	1,043

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		6	6

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		702	689
6.250% due 03/31/2023 (m)		1,547	1,495
8.000% due 03/15/2026 (m)		72	69
8.625% due 01/15/2024 (m)		106	107

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(e)		470	0

DAE Funding LLC
5.750% due 11/15/2023 (m)		100	105

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		$262	$271

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,170	1,185

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		7	7

EI Group PLC
6.875% due 05/09/2025	GBP	10	14

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$382	266

Exela Intermediate LLC
10.000% due 07/15/2023		23	19

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)		42	43

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		284	267
6.875% due 03/01/2026 (m)		312	291
7.000% due 02/15/2021 (m)		31	32

Flex Ltd.
4.875% due 06/15/2029		20	20

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	822

Full House Resorts, Inc.
8.575% due 01/31/2024		100	99
9.738% due 02/02/2024		8	8

General Electric Co.
5.000% due 01/21/2021 •(i)		29	28
5.875% due 01/14/2038		2	2
6.150% due 08/07/2037		2	2
6.875% due 01/10/2039		32	40

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		8	8

HCA, Inc.
7.500% due 11/15/2095 (m)		300	318

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		18	19

Huntsman International LLC
4.500% due 05/01/2029		8	8

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		231	246
8.375% due 05/01/2027 (m)		418	440

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		71	72

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		35	31

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		300	275
8.500% due 10/15/2024		22	22
9.750% due 07/15/2025		23	24

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		2,113	2,034
8.125% due 06/01/2023 (m)		54	42

Kinder Morgan, Inc.
7.750% due 01/15/2032 (m)		300	411

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (m)		134	90

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (m)		200	200

Metinvest BV
8.500% due 04/23/2026 (m)		200	208

Micron Technology, Inc.
5.327% due 02/06/2029 (m)		28	30

Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	116	143
5.375% due 11/15/2029		$16	17

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (h)(i)		322	4

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		58	56

Outfront Media Capital LLC
5.000% due 08/15/2027		1	1

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		21	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		$28	$29
5.500% due 02/15/2024		6	7

Petroleos Mexicanos
6.500% due 03/13/2027		50	49
6.750% due 09/21/2047		10	9

PetSmart, Inc.
5.875% due 06/01/2025		22	21

Platin GmbH
6.875% due 06/15/2023	EUR	100	115

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$8	8

QVC, Inc.
5.950% due 03/15/2043 (m)		200	192

Radiate Holdco LLC
6.875% due 02/15/2023		10	10

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		2	2

Sands China Ltd.
5.400% due 08/08/2028 (m)		162	176

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)		8	8

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		479	495

Staples, Inc.
7.500% due 04/15/2026 (m)		26	26
10.750% due 04/15/2027		12	12

T-Mobile USA, Inc.
4.750% due 02/01/2028		5	5

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		244	232
3.250% due 04/15/2022 (m)	EUR	100	113

Topaz Solar Farms LLC
4.875% due 09/30/2039		$93	93
5.750% due 09/30/2039		706	746

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		26	27

Triumph Group, Inc.
4.875% due 04/01/2021		18	18
5.250% due 06/01/2022		4	4

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		38	37
5.125% due 02/15/2025 (m)		36	34

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		22	25
6.875% due 11/21/2036		16	19
6.875% due 11/10/2039		6	7

ViaSat, Inc.
5.625% due 09/15/2025		18	18
5.625% due 04/15/2027		11	12

VOC Escrow Ltd.
5.000% due 02/15/2028		12	12

Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	12
5.750% due 04/01/2027 (m)		155	162

			17,571

UTILITIES 6.2%

AT&T, Inc.
4.900% due 08/15/2037		11	12

Edison International
2.400% due 09/15/2022		12	11
2.950% due 03/15/2023		1	1
5.750% due 06/15/2027		8	9

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (m)		174	173

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		445	280

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (m)		1,251	1,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)	$634	$162

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)	108	104
2.950% due 03/01/2026 ^(e)(m)	127	120
3.250% due 09/15/2021 ^(e)	38	37
3.250% due 06/15/2023 ^(e)(m)	173	169
3.300% due 03/15/2027 ^(e)(m)	116	111
3.300% due 12/01/2027 ^(e)	100	95
3.400% due 08/15/2024 ^(e)(m)	64	62
3.500% due 10/01/2020 ^(e)(m)	1,404	1,376
3.500% due 06/15/2025 ^(e)(m)	120	116
3.750% due 02/15/2024 ^(e)(m)	45	44
3.750% due 08/15/2042 ^(e)	2	2
3.850% due 11/15/2023 ^(e)(m)	10	10
4.250% due 05/15/2021 ^(e)	55	55
4.250% due 08/01/2023 ^(e)(m)	200	202
4.300% due 03/15/2045 ^(e)	18	17
4.500% due 12/15/2041 ^(e)	37	35
4.600% due 06/15/2043 ^(e)	8	8
4.650% due 08/01/2028 ^(e)	100	103
4.750% due 02/15/2044 ^(e)	26	27
5.125% due 11/15/2043 ^(e)	90	93
5.400% due 01/15/2040 ^(e)	4	4
5.800% due 03/01/2037 ^(e)	89	98
6.050% due 03/01/2034 ^(e)	11	12
6.250% due 03/01/2039 ^(e)	15	17
6.350% due 02/15/2038 ^(e)	6	7

Petrobras Global Finance BV
5.750% due 02/01/2029 (m)	42	44
5.999% due 01/27/2028	20	21
6.850% due 06/05/2115 (m)	52	54
7.375% due 01/17/2027 (m)	161	185

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	1,416	1,584

Southern California Edison Co.
5.750% due 04/01/2035	2	2
6.650% due 04/01/2029	12	14

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)	4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	21

		6,707

Total Corporate Bonds & Notes (Cost $45,200)		46,074

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026	600	585

Total Convertible Bonds & Notes (Cost $600)		585

MUNICIPAL BONDS & NOTES 2.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	12	13

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	37

		68

WEST VIRGINIA 2.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	8,800	540
7.467% due 06/01/2047	1,595	1,610

		2,150

Total Municipal Bonds & Notes (Cost $2,121)		2,218

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 42.9%

Fannie Mae
3.646% due 03/25/2037 •(a)	$284	$45
3.746% due 11/25/2039 •(a)	249	40
3.896% due 01/25/2038 •(a)	363	55
3.976% due 03/25/2037 •(a)	319	49
3.996% due 12/25/2037 •(a)	373	45
4.006% due 06/25/2037 •(a)	123	13
4.046% due 04/25/2037 •(a)(m)	802	146
4.196% due 11/25/2035 •(a)	103	12
4.310% due 11/25/2036 (m)	1,545	288
4.796% due 02/25/2037 •(a)	273	43
5.954% due 07/25/2029 •	170	180
7.000% due 12/25/2023	61	65
7.500% due 06/01/2032	40	41
7.800% due 06/25/2026 ~	2	2
8.154% due 07/25/2029 •	220	262
9.575% due 12/25/2042 ~	53	62
10.834% due 08/25/2022 •	57	64

Fannie Mae UMBS
3.500% due 12/01/2047 - 11/01/2048	3,908	4,024

Fannie Mae UMBS, TBA
3.500% due 08/01/2049 - 09/01/2049	32,500	33,200
4.000% due 08/01/2049	5,500	5,682

Freddie Mac
0.000% due 02/25/2046 (b)(h)(m)	1,307	1,177
0.100% due 02/25/2046 (a)	15,845	19
0.793% due 10/25/2020 ~(a)	9,685	61
4.046% due 03/15/2037 •(a)	579	102
4.176% due 09/15/2036 •(a)	340	56
4.186% due 09/15/2036 •(a)(m)	743	133
7.000% due 08/15/2023	3	3
7.554% due 10/25/2029 •	250	285

Total U.S. Government Agencies (Cost $45,797)		46,154

NON-AGENCY MORTGAGE-BACKED SECURITIES 30.0%

Banc of America Alternative Loan Trust
11.650% due 09/25/2035 ^•(m)	1,179	1,459

Banc of America Funding Trust
3.749% due 12/20/2034 ~	332	271
4.849% due 03/20/2036 ~	464	457
5.846% due 01/25/2037 ^~	179	179

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	2	2

Bear Stearns Adjustable Rate Mortgage Trust
4.333% due 07/25/2036 ^~	216	209

Bear Stearns ALT-A Trust
3.539% due 04/25/2035 ~	167	154
4.159% due 11/25/2035 ^~	125	110
4.294% due 09/25/2035 ^~	112	95

Bear Stearns Commercial Mortgage Securities Trust
5.477% due 02/11/2041 ~	209	210
5.919% due 04/12/2038 ~	40	41

Bear Stearns Structured Products, Inc. Trust
3.801% due 12/26/2046 ^~	289	251
4.284% due 01/26/2036 ^~	621	552

BRAD Resecuritization Trust
2.189% due 03/12/2021 «	1,475	42
6.550% due 03/12/2021 «	276	274

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ	282	234

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	26	19

CD Mortgage Trust
5.688% due 10/15/2048 (m)	1,409	811

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.704% due 08/25/2035 •	87	88
3.084% due 10/25/2034 •	7	7

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~	913	558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.365% due 11/25/2035 ~	$1,765	$1,397
5.017% due 03/25/2037 ^~(m)	401	346

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~	1,594	1,046

Commercial Mortgage Trust
0.202% due 10/10/2046 ~(a)(m)	77,000	465
6.287% due 07/10/2046 ~(m)	760	781

Countrywide Alternative Loan Trust
2.644% due 12/25/2046 ^•	117	81
2.754% due 05/25/2036 ^•(m)	1,579	760
3.064% due 10/25/2035 •(m)	692	578
3.677% due 10/25/2035 ^~	135	117
4.419% due 02/25/2037 ^~	150	147
4.746% due 07/25/2036 •(a)	1,107	344
5.500% due 08/25/2034 (m)	359	365
5.500% due 02/25/2036 ^	21	18
6.250% due 09/25/2034	59	61
6.500% due 08/25/2036 ^	1,282	795
13.188% due 07/25/2035 •(m)	802	997

Countrywide Home Loan Mortgage Pass-Through Trust
2.644% due 03/25/2036 •	156	152
3.184% due 02/25/2035 •	93	89
3.416% due 03/25/2037 ^~	328	282
3.835% due 10/20/2035 ^~	113	100
3.895% due 10/20/2035 ~	221	199
3.927% due 08/25/2034 ~	137	134
4.078% due 10/20/2035 ^~	120	114
4.592% due 02/20/2036 ^•	227	19
5.500% due 08/25/2035 ^	25	22

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	412	314
5.955% due 02/15/2039 ~	12	12

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	213	188

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	600

First Horizon Alternative Mortgage Securities Trust
4.301% due 11/25/2036 ^~(m)	317	258

First Horizon Mortgage Pass-Through Trust
4.722% due 01/25/2037 ^~(m)	468	419

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	312	263

GS Mortgage Securities Trust
5.622% due 11/10/2039	145	129

GSR Mortgage Loan Trust
4.462% due 04/25/2035 ~	221	226
4.853% due 05/25/2035 ~	49	46
5.500% due 06/25/2036 ^	6	15

HarborView Mortgage Loan Trust
2.990% due 04/19/2034 •	15	15
3.568% due 11/19/2034 ~	100	90
4.526% due 08/19/2036 ^~	13	13
5.004% due 02/25/2036 ^~	26	17

HSI Asset Loan Obligation Trust
4.504% due 01/25/2037 ^~	268	241

IndyMac Mortgage Loan Trust
2.674% due 06/25/2037 ^•	1,016	969
2.964% due 03/25/2035 •	22	21
3.343% due 06/25/2037 ^~(m)	498	438

JPMBB Commercial Mortgage Securities Trust
0.445% due 11/15/2045 ~(a)(m)	76,047	977

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047 (m)	396	468

JPMorgan Mortgage Trust
4.527% due 04/25/2037 ^~(m)	540	466
5.500% due 01/25/2036 ^	50	42
5.500% due 06/25/2037 ^	18	19

MASTR Adjustable Rate Mortgages Trust
4.170% due 10/25/2034 ~	133	125
4.446% due 11/25/2035 ^~	557	448

Merrill Lynch Alternative Note Asset Trust
2.474% due 01/25/2037 •(m)	795	382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motel 6 Trust
9.321% due 08/15/2019 •(m)		$1,409	$1,430

Opteum Mortgage Acceptance Corp. Trust
2.674% due 07/25/2036 •		249	147

Prime Mortgage Trust
4.146% due 11/25/2036 •(a)		1,847	89

Provident Funding Mortgage Loan Trust
4.713% due 10/25/2035 ~		47	48

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		1,808	1,690

Residential Accredit Loans, Inc. Trust
4.669% due 12/26/2034 ^~		174	148
4.934% due 01/25/2036 ^~(m)		673	614
6.000% due 09/25/2035 ^(m)		371	242
6.000% due 08/25/2036 ^		225	210

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		73	76

Structured Adjustable Rate Mortgage Loan Trust
3.867% due 09/25/2036 ^~		285	223
3.904% due 05/25/2035 ^•(m)		1,479	1,300
4.113% due 04/25/2036 ^~		305	258
4.262% due 01/25/2036 ^~		323	242
4.293% due 09/25/2035 ~		74	66

Structured Asset Mortgage Investments Trust
2.634% due 02/25/2036 •		380	346
2.684% due 02/25/2036 ^•		275	264

SunTrust Adjustable Rate Mortgage Loan Trust
4.814% due 01/25/2037 ^~		87	82

Theatre Hospitals PLC
3.821% due 10/15/2031 •(m)	GBP	948	1,123
4.190% due 12/15/2024 «•(k)		19	0

WaMu Mortgage Pass-Through Certificates Trust
3.824% due 12/25/2036 ^~(m)		$352	352
3.998% due 07/25/2037 ^~		97	92

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		166	163

Wells Fargo-RBS Commercial Mortgage Trust
0.442% due 12/15/2046 ~(a)(m)		30,000	400

Total Non-Agency Mortgage-Backed Securities (Cost $27,976)			32,238

ASSET-BACKED SECURITIES 19.9%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	224

Apidos CLO
0.000% due 07/22/2026 «~		$500	0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	1,047

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		$583	373
15.593% due 03/25/2036 ^•(m)		1,709	1,676

Belle Haven ABS CDO Ltd.
2.848% due 07/05/2046 •		34,966	66

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~(m)		1,421	516

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		1,400	1,224

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	1,250

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 01/25/2032 ~	EUR	300	281

Carlyle Global Market Strategies Euro CLO Ltd.
0.000% due 04/15/2027 ~		900	759

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$600	541

Carrington Mortgage Loan Trust
2.554% due 08/25/2036 •		84	75

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(h)		1	633

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •(m)		1,504	1,024
2.564% due 01/25/2037 •		177	91

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		$397	$226

Countrywide Asset-Backed Certificates
3.504% due 09/25/2034 •		69	69

EMC Mortgage Loan Trust
3.344% due 05/25/2039 •		92	92

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(h)		1	152

Lehman XS Trust
4.705% due 05/25/2037 ^þ		109	108

Marlette Funding Trust
0.000% due 12/15/2028 «(h)		2	671
0.000% due 04/16/2029 «(h)		2	517
0.000% due 07/16/2029 «(h)		2	1,037

Morgan Stanley ABS Capital, Inc. Trust
2.464% due 05/25/2037 •		84	75

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		53	54

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	959
0.000% due 10/15/2048 «(h)		2	1,411

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)		10	473
0.000% due 11/25/2026 «(h)		20	1,258

Soundview Home Loan Trust
2.464% due 11/25/2036 •		184	78

South Coast Funding Ltd.
2.849% due 01/06/2041 •		453	130
2.849% due 01/06/2041 •(m)		12,757	3,660

Structured Asset Securities Corp. Mortgage Loan Trust
2.704% due 06/25/2035 •		223	221

Symphony CLO Ltd.
7.197% due 07/14/2026 •		400	381

Washington Mutual Asset-Backed Certificates Trust
2.464% due 10/25/2036 •		102	53

Total Asset-Backed Securities (Cost $25,140)			21,405

SOVEREIGN ISSUES 6.2%

Argentina Government International Bond
3.380% due 12/31/2038 þ(m)	EUR	760	494
7.820% due 12/31/2033 (m)		1,267	1,205
7.820% due 12/31/2033		80	75
40.244% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	132	5
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		13,113	266
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		400	9
63.705% (ARLLMONP) due 06/21/2020 ~(a)		29,329	674

Autonomous City of Buenos Aires Argentina
52.674% due 03/29/2024 •(a)		14,395	277

Peru Government International Bond
5.400% due 08/12/2034	PEN	25	8
5.940% due 02/12/2029		737	244
6.350% due 08/12/2028		1,145	391
6.900% due 08/12/2037		1	0
6.950% due 08/12/2031		68	24
8.200% due 08/12/2026		207	78

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	62,645	1,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	33	$41
3.000% due 02/24/2024 þ		33	41
3.000% due 02/24/2025 þ		33	41
3.000% due 02/24/2026 þ		33	41
3.000% due 02/24/2027 þ		33	41
3.000% due 02/24/2028 þ		33	41
3.000% due 02/24/2029 þ		33	41
3.000% due 02/24/2030 þ		33	41
3.000% due 02/24/2031 þ		33	41
3.000% due 02/24/2032 þ		33	41
3.000% due 02/24/2033 þ		33	41
3.000% due 02/24/2034 þ		33	40
3.000% due 02/24/2035 þ		33	40
3.000% due 02/24/2036 þ		33	40
3.000% due 02/24/2037 þ		33	40
3.000% due 02/24/2038 þ		33	40
3.000% due 02/24/2039 þ		33	40
3.000% due 02/24/2040 þ		33	40
3.000% due 02/24/2041 þ		33	40
3.000% due 02/24/2042 þ		33	41

Turkey Government International Bond
4.625% due 03/31/2025 (m)		300	341
5.200% due 02/16/2026 (m)		100	115
7.625% due 04/26/2029 (m)		$400	411

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		50	14
8.250% due 10/13/2024 ^(e)		4	1
9.250% due 09/15/2027 ^(e)		62	18

Total Sovereign Issues (Cost $8,190)			6,631

		SHARES
COMMON STOCKS 1.8%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (f)		97,913	462

iHeartMedia, Inc.		73	1

iHeartMedia, Inc. ‘A’ (f)		5,415	82

			545

CONSUMER DISCRETIONARY 0.8%

Caesars Entertainment Corp. (f)		76,053	899

ENERGY 0.2%

Dommo Energia S.A. «(f)(k)		256,082	182

Dommo Energia S.A. SP - ADR «(f)		547	5

Forbes Energy Services Ltd. (f)(k)		5,475	12

			199

INDUSTRIALS 0.2%

Sierra Hamilton Holder LLC «(k)		100,456	28

Westmoreland Mining Holdings LLC «(k)		13,224	192

			220

UTILITIES 0.1%

Eneva S.A. (f)(k)		2,076	13

Eneva S.A. (k)		5,710	36

			49

Total Common Stocks (Cost $2,293)			1,912

	SHARES	MARKET VALUE (000S)
WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	35,276	$ 531

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	121,000	143

Total Warrants (Cost $780)		674

PREFERRED SECURITIES 5.7%

BANKING & FINANCE 3.1%

Nationwide Building Society
10.250% ~	10,940	2,103

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	1,400	1,191

		3,294

INDUSTRIALS 2.6%

Sequa Corp.
9.000% «	2,652	2,827

Total Preferred Securities (Cost $5,653)		6,121

REAL ESTATE INVESTMENT TRUSTS 2.5%

REAL ESTATE 2.5%

VICI Properties, Inc.	121,529	2,678

Total Real Estate Investment Trusts (Cost $1,780)		2,678

SHORT-TERM INSTRUMENTS 16.0%

REPURCHASE AGREEMENTS (l) 11.1%
		11,973

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 4.9%
2.235% due 07/23/2019 - 08/22/2019 (g)(h)(o)(q)	$5,260	5,249

Total Short-Term Instruments (Cost $17,221)		17,222

Total Investments in Securities (Cost $192,686)		192,879

Total Investments 179.3% (Cost $192,686)		$192,879

Financial Derivative Instruments (n)(p) 1.2% (Cost or Premiums, net $(2,629))		1,321

Other Assets and Liabilities, net (80.5)%		(86,638)

Net Assets 100.0%		$107,562

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$66	$182	0.17%
Eneva S.A.	12/21/2017	9	13	0.01
Eneva S.A.	03/25/2019	27	36	0.03
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	12	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,136	1.06
Sierra Hamilton Holder LLC	07/31/2017	26	28	0.03
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	1	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	192	0.18

		$1,840	$1,599	1.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$1,773	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,809)	$1,773	$1,773
RDR	2.550	06/28/2019	07/01/2019	10,200	U.S. Treasury Notes 2.625% due 11/15/2020	(10,420)	10,200	10,202

Total Repurchase Agreements						$(12,229)	$11,973	$11,975

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.295%	05/10/2019	08/12/2019		$	(1,413)	$(1,420)
BPS	3.100	06/05/2019	09/05/2019			(427)	(428)
BRC	1.000	05/14/2019	TBD	(3)		(38)	(38)
	3.250	06/14/2019	07/16/2019			(476)	(477)
	3.586	04/25/2019	07/25/2019			(973)	(980)
	3.602	04/03/2019	07/03/2019			(278)	(280)
CIW	2.730	06/07/2019	07/05/2019			(382)	(383)
FOB	2.720	06/10/2019	07/10/2019			(755)	(756)
JML	(0.300)	05/14/2019	08/12/2019		EUR	(88)	(99)
	(0.250)	05/10/2019	08/12/2019			(100)	(114)
	0.000	05/08/2019	08/05/2019			(1,109)	(1,261)
	0.900	05/14/2019	08/12/2019		GBP	(145)	(185)
	0.950	05/14/2019	08/12/2019			(1,611)	(2,049)
	2.950	06/13/2019	07/12/2019		$	(1,810)	(1,813)
MEI	2.900	06/17/2019	07/17/2019			(347)	(347)
MSB	3.926	02/05/2019	02/05/2020			(1,051)	(1,057)
NOM	3.000	06/19/2019	07/19/2019			(800)	(801)
RBC	3.600	04/22/2019	07/22/2019			(856)	(862)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
RTA	3.676%	03/25/2019	09/25/2019		$	(979)	$(989)
	3.682	03/27/2019	09/23/2019			(1,105)	(1,116)
	3.688	03/07/2019	09/09/2019			(1,151)	(1,165)
	3.732	03/27/2019	09/23/2019			(612)	(618)
	3.811	01/31/2019	07/31/2019			(1,143)	(1,161)
SAL	3.718	05/14/2019	08/14/2019			(1,457)	(1,464)
	3.800	06/13/2019	09/13/2019			(2,384)	(2,389)
SOG	3.090	06/06/2019	09/05/2019			(402)	(403)
	3.100	06/27/2019	07/29/2019			(2,056)	(2,057)
	3.140	05/21/2019	08/21/2019			(919)	(922)
	3.150	05/08/2019	08/08/2019			(1,244)	(1,250)
	3.150	05/14/2019	08/14/2019			(984)	(988)
	3.150	05/24/2019	08/14/2019			(48)	(48)
UBS	(0.250)	04/08/2019	07/08/2019		EUR	(869)	(988)
	(0.200)	04/08/2019	07/08/2019			(334)	(379)
	0.950	05/22/2019	08/22/2019		GBP	(2,442)	(3,104)
	1.621	04/29/2019	07/29/2019			(722)	(919)
	2.890	06/12/2019	09/12/2019		$	(3,546)	(3,551)
	2.970	05/14/2019	08/14/2019			(2,025)	(2,033)
	2.980	05/13/2019	08/13/2019			(4,838)	(4,858)
	3.000	02/21/2019	TBD	(3)		(253)	(256)
	3.000	05/01/2019	TBD	(3)		(1,440)	(1,447)
	3.000	05/09/2019	08/09/2019			(317)	(318)
	3.030	05/13/2019	08/13/2019			(185)	(186)
	3.050	06/04/2019	09/04/2019			(1,513)	(1,516)
	3.070	05/14/2019	08/14/2019			(337)	(338)
	3.120	05/14/2019	08/14/2019			(122)	(123)
	3.130	05/13/2019	08/13/2019			(595)	(598)
	3.540	04/08/2019	07/08/2019			(2,844)	(2,867)

Total Reverse Repurchase Agreements							$(51,401)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(1,420)	$0	$(1,420)	$1,842	$422
BPS	0	(428)	0	(428)	554	126
BRC	0	(1,775)	0	(1,775)	2,466	691
CIW	0	(383)	0	(383)	411	28
FICC	1,773	0	0	1,773	(1,809)	(36)
FOB	0	(756)	0	(756)	834	78
JML	0	(5,521)	0	(5,521)	6,691	1,170
MEI	0	(347)	0	(347)	411	64
MSB	0	(1,057)	0	(1,057)	1,430	373
NOM	0	(801)	0	(801)	822	21
RBC	0	(862)	0	(862)	1,177	315
RDR	10,202	0	0	10,202	(10,420)	(218)
RTA	0	(5,049)	0	(5,049)	6,688	1,639
SAL	0	(3,853)	0	(3,853)	5,837	1,984
SOG	0	(5,668)	0	(5,668)	6,177	509
UBS	0	(23,481)	0	(23,481)	27,539	4,058

Total Borrowings and Other Financing Transactions	$11,975	$(51,401)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,275)	$(22,683)	$(1,741)	$(31,699)
U.S. Government Agencies	0	(862)	(428)	0	(1,290)
Non-Agency Mortgage-Backed Securities	0	(2,179)	(5,308)	(1,057)	(8,544)
Asset-Backed Securities	0	(2,867)	(5,014)	0	(7,881)
Sovereign Issues	0	(726)	(1,261)	0	(1,987)

Total Borrowings	$0	$(13,909)	$(34,694)	$(2,798)	$(51,401)

Payable for reverse repurchase agreements					$(51,401)

(m)	Securities with an aggregate market value of $63,142 and cash of $48 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(39,335) at a weighted average interest rate of 2.820%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 July 2019 Futures	$2,800.000	07/19/2019	69	$17	$190	$152

Total Purchased Options					$190	$152

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 July 2019 Futures	$2,950.000	07/19/2019	69	$17	$(711)	$(586)

Total Written Options					$(711)	$(586)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index September Futures	09/2019	368	$	54,173	$780	$245	$0

Total Futures Contracts					$780	$245	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	38.762%	$1,910	$(77)	$(389)	$(466)	$0	$(6)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	100	(7)	8	1	0	0

						$(84)	$(381)	$(465)	$0	$(6)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$(83)	$286	$1	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(62)	(347)	0	(13)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023		$22,000	(60)	977	917	0	(15)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		60,800	(1,004)	(2,571)	(3,575)	52	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		15,700	(299)	(1,174)	(1,473)	28	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	985	968	0	(37)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	86,100	(170)	(602)	(772)	0	(40)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		57,400	57	3,367	3,424	221	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		2,200	(19)	(121)	(140)	0	(9)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		300	(6)	(3)	(9)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		14,900	62	(2,588)	(2,526)	0	(110)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	5,762	(41)	(273)	(314)	5	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		300	5	(31)	(26)	1	0

							$(1,408)	$(2,179)	$(3,587)	$308	$(225)

Total Swap Agreements							$(1,492)	$(2,560)	$(4,052)	$308	$(231)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$152	$245	$308	$705	$(586)	$0	$(231)	$(817)

(o)

Securities with an aggregate market value of $670 and cash of $4,911 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2019		$6,111	GBP	4,818	$8	$0
	07/2019		211	PEN	695	0	0
	08/2019	ARS	106,495		$2,386	16	0
	08/2019	GBP	4,818		6,120	0	(8)
	08/2019	JPY	9,300		85	0	(1)
	08/2019		$1,148	RUB	74,943	30	0
	09/2019	PEN	695		$210	0	0

BRC	07/2019		$190	GBP	150	0	0
	10/2019		1,091	MXN	21,362	4	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	07/2019	CAD	51		$38	$0	$(1)
	07/2019		$5,485	EUR	4,826	3	0
	08/2019	EUR	4,826		$5,499	0	(3)
	09/2019	PEN	13		4	0	0

GLM	07/2019	EUR	4,996		5,575	0	(106)
	07/2019	GBP	85		108	0	0
	07/2019	PEN	695		210	0	(1)
	07/2019		$193	EUR	170	1	0

HUS	07/2019	BRL	1,385		$361	1	0
	07/2019		$22	ARS	1,128	3	0
	07/2019		362	BRL	1,385	0	(2)
	08/2019	BRL	1,384		$361	2	0
	08/2019	PEN	10		3	0	0

JPM	07/2019		$663	GBP	522	0	0

SCX	07/2019	BRL	1,384		$343	0	(17)
	07/2019	GBP	5,405		6,841	0	(23)
	07/2019		$361	BRL	1,385	0	(1)
	08/2019	JPY	8,000		$74	0	0

SSB	08/2019		$147	JPY	15,900	1	0

Total Forward Foreign Currency Contracts						$69	$(163)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	$70.000	08/06/2019	8,000	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	72.500	08/06/2019	5,000	0	0

SAL	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	73.000	07/08/2019	5,000	0	0

Total Purchased Options					$1	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	122	$0	$22	$22	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	1,982	$(394)	$286	$0	$(108)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		1,149	(223)	74	0	(149)

							$(617)	$360	$0	$(257)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
GLM	Pay	6-Month EUR-EURIBOR	0.330%	Annual	09/06/2024		EUR	81,700	$0	$265	$265	$0

MYC	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$		75,000	0	2,180	2,180	0
	Pay	6-Month EUR-EURIBOR	0.340	Annual	09/11/2024		EUR	11,300	0	37	37	0

									$0	$2,482	$2,482	$0

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	316	2.356% (3-Month USD-LIBOR less a specified spread)	Quarterly	08/14/2019	$	1,879	$0	$8	$8	$0

SOG	Receive	NDDUEAFE Index	8,666	2.447% (3-Month USD-LIBOR less a specified spread)	Maturity	08/08/2019		51,475	0	(728)	0	(728)

									$0	$(720)	$8	$(728)

Total Swap Agreements									$(617)	$2,144	$2,512	$(985)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$0	$0	$22	$22	$0	$0	$0	$0	$22	$0	$22
BPS	54	0	0	54	(9)	0	0	(9)	45	0	45
BRC	4	0	0	4	0	0	0	0	4	0	4
CBK	3	0	0	3	(4)	0	0	(4)	(1)	0	(1)
GLM	1	0	265	266	(107)	0	0	(107)	159	(260)	(101)
GST	0	0	0	0	0	0	(257)	(257)	(257)	608	351
HUS	6	0	0	6	(2)	0	0	(2)	4	0	4
JPM	0	0	8	8	0	0	0	0	8	0	8
MYC	0	0	2,217	2,217	0	0	0	0	2,217	(2,356)	(139)
SCX	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
SOG	0	0	0	0	0	0	(728)	(728)	(728)	1,044	316
SSB	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$69	$0	$2,512	$2,581	$(163)	$0	$(985)	$(1,148)

(q)

Securities with an aggregate market value of $1,652 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$152	$0	$0	$152
Futures	0	0	245	0	0	245
Swap Agreements	0	0	0	0	308	308

	$0	$0	$397	$0	$308	$705

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Swap Agreements	0	22	8	0	2,482	2,512

	$0	$22	$8	$69	$2,482	$2,581

	$0	$22	$405	$69	$2,790	$3,286

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$586	$0	$0	$586
Swap Agreements	0	6	0	0	225	231

	$0	$6	$586	$0	$225	$817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$163	$0	$163
Swap Agreements	0	257	728	0	0	985

	$0	$257	$728	$163	$0	$1,148

	$0	$263	$1,314	$163	$225	$1,965

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$44	$0	$0	$44
Written Options	0	0	(3,444)	0	0	(3,444)
Futures	0	0	2,194	0	(1)	2,193
Swap Agreements	0	102	0	0	(5,739)	(5,637)

	$0	$102	$(1,206)	$0	$(5,740)	$(6,844)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$969	$0	$969
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	182	1,451	0	199	1,832

	$0	$182	$1,451	$969	$197	$2,799

	$0	$284	$245	$969	$(5,543)	$(4,045)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(175)	$0	$0	$(175)
Written Options	0	0	(393)	0	0	(393)
Futures	0	0	1,972	0	0	1,972
Swap Agreements	0	(331)	0	0	926	595

	$0	$(331)	$1,404	$0	$926	$1,999

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(238)	$0	$(238)
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	25	(2,473)	0	2,482	34

	$0	$25	$(2,473)	$(238)	$2,481	$(205)

	$0	$(306)	$(1,069)	$(238)	$3,407	$1,794

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,674	$2,293	$8,967
Corporate Bonds & Notes
Banking & Finance	0	20,660	1,136	21,796
Industrials	0	17,571	0	17,571
Utilities	0	6,707	0	6,707
Convertible Bonds & Notes
Industrials	0	585	0	585
Municipal Bonds & Notes
Illinois	0	68	0	68
West Virginia	0	2,150	0	2,150
U.S. Government Agencies	0	46,154	0	46,154
Non-Agency Mortgage-Backed Securities	0	31,922	316	32,238
Asset-Backed Securities	0	13,070	8,335	21,405
Sovereign Issues	0	6,631	0	6,631
Common Stocks
Communication Services	544	1	0	545
Consumer Discretionary	899	0	0	899
Energy	12	0	187	199
Industrials	0	0	220	220
Utilities	13	36	0	49
Warrants
Communication Services	0	531	0	531
Industrials	0	0	143	143
Preferred Securities
Banking & Finance	0	3,294	0	3,294
Industrials	0	0	2,827	2,827

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
Real Estate	$2,678	$0	$0	$2,678
Short-Term Instruments
Repurchase Agreements	0	11,973	0	11,973
U.S. Treasury Bills	0	5,249	0	5,249

Total Investments	$4,146	$173,276	$15,457	$192,879

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	397	308	0	705
Over the counter	0	2,581	0	2,581

	$397	$2,889	$0	$3,286

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(586)	(231)	0	(817)
Over the counter	0	(1,148)	0	(1,148)

	$(586)	$(1,379)	$0	$(1,965)

Total Financial Derivative Instruments	$(189)	$1,510	$0	$1,321

Totals	$3,957	$174,786	$15,457	$194,200

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$122	$3,264	$0	$(7)	$0	$(683)	$0	$(403)	$2,293	$(665)
Corporate Bonds & Notes
Banking & Finance	2,040	0	(900)	0	4	(8)	0	0	1,136	(6)
Industrials	96	0	0	0	0	3	0	(99)	0	0
Non-Agency Mortgage-Backed Securities	387	1	(38)	3	1	(38)	0	0	316	(37)
Asset-Backed Securities	1,405	9,885	(1,024)	36	0	(1,967)	0	0	8,335	(1,967)
Common Stocks
Energy	842	0	(27)	0	15	(643)	0	0	187	(534)
Financials	684	0	(646)	0	68	(106)	0	0	0	0
Industrials	36	370	0	0	0	(186)	0	0	220	(186)
Warrants
Industrials	31	0	0	0	0	112	0	0	143	112
Preferred Securities
Industrials	2,011	356	0	0	0	460	0	0	2,827	460

Totals	$7,654	$13,876	$(2,635)	$32	$88	$(3,056)	$0	$(502)	$15,457	$(2,823)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

June 30, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$2,293	Third Party Vendor	Broker Quote	82.500-101.000
Corporate Bonds & Notes
Banking & Finance	1,136	Reference Instrument	Option Adjusted Spread	617.637 bps
Non-Agency Mortgage-Backed Securities	316	Proxy Pricing	Base Price	2.875-99.125
Asset-Backed Securities	671	Other Valuation Techniques(2)	—	—
	7,664	Proxy Pricing	Base Price	0.010-97,864.480
Common Stocks
Energy	5	Other Valuation Techniques(2)	—	—
	182	Reference Instrument	Liquidity Discount	22.580
Industrials	28	Other Valuation Techniques(2)	—	—
	192	Indicative Market Quotation	Broker Quote	$14.500
Warrants
Industrials	143	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	2,827	Fundamental Valuation	Company Equity Value	$760,144,498.000

Total	$15,457

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Opportunity Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.1%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~		$3,331	$3,203

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~		199	195

Avantor, Inc.
5.402% (LIBOR03M + 3.000%) due 11/21/2024 ~		19	19

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~		84	84

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~		169	169

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~		100	100

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~		2,928	2,775

Dubai World
2.500% (LIBOR03M + 2.500%) due 09/30/2022 ~(d)		4,191	3,972

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~		299	260

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~		666	647

Forbes Energy Services LLC
5.000% - 9.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		471	471

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~		100	100

FrontDoor, Inc.
4.938% (LIBOR03M + 2.500%) due 08/14/2025 «~		20	20

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~		393	386

Gray Television, Inc.
4.931% (LIBOR03M + 2.500%) due 01/02/2026 ~		100	100

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~		3,767	3,777

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~		170	168

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~		556	550

Klockner-Pentaplast of America, Inc.
12.500% (LIBOR03M + 12.500%) due 03/15/2029 ~	EUR	1,600	1,636

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~		$646	636

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		80	79

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~		69	68

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~		10	10

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~		30	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~		$4,651	$4,081
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~		5,233	4,505

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		300	293

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~		41	40

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		1,033	1,013
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~		4,580	4,397

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~		200	197

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,484	4,157

U.S. Renal Care, Inc.
TBD% due 06/13/2026		80	79

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~		7,744	7,386

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		35	32

Westmoreland Coal Co.
12.500% (LIBOR03M + 12.500%) due 03/15/2029 «~		5	4

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		2	3

Total Loan Participations and Assignments (Cost $46,677)			45,641

CORPORATE BONDS & NOTES 53.1%

BANKING & FINANCE 22.5%

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~(m)		2,300	1,380

Ally Financial, Inc.
7.500% due 09/15/2020		18	19
8.000% due 11/01/2031		123	163
8.000% due 11/01/2031 (m)		468	615

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1

Ambac LSNI LLC
7.319% due 02/12/2023 •(m)		596	607

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	7,460	8,721
8.375% due 07/15/2023		900	1,052

Athene Holding Ltd.
4.125% due 01/12/2028		$34	34

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		99	106

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		31	33
5.000% due 04/20/2048		48	49

Bank of America Corp.
5.125% due 06/20/2024 •(i)		100	101

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	400	481

Barclays Bank PLC
7.625% due 11/21/2022 (j)		$400	437

Barclays PLC
3.250% due 01/17/2033	GBP	100	124
6.500% due 09/15/2019 •(i)(j)	EUR	2,000	2,302
7.125% due 06/15/2025 •(i)(j)	GBP	200	266
7.250% due 03/15/2023 •(i)(j)(m)		2,055	2,724
7.875% due 09/15/2022 •(i)(j)(m)		1,970	2,656

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 12/15/2020 •(i)(j)	EUR	200	$246
8.000% due 06/15/2024 •(i)(j)		$250	262

Brookfield Finance, Inc.
3.900% due 01/25/2028		56	57
4.700% due 09/20/2047 (m)		48	50

Cantor Fitzgerald LP
4.875% due 05/01/2024		16	16
7.875% due 10/15/2019 (m)		3,160	3,201

CBL & Associates LP
5.950% due 12/15/2026		36	25

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		300	331

Credit Suisse AG
6.500% due 08/08/2023 (j)(m)		200	221

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	215

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	18	20

Ford Motor Credit Co. LLC
3.484% (US0003M + 0.880%) due 10/12/2021 ~(m)		$400	394
3.753% (US0003M + 1.235%) due 02/15/2023 ~		200	194
5.139% (US0003M + 2.550%) due 01/07/2021 ~(m)		1,120	1,140
5.729% (US0003M + 3.140%) due 01/07/2022 ~(m)		1,320	1,362

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		331	342
6.750% due 03/15/2022 (m)		320	333

HSBC Bank PLC
6.330% due 05/18/2023		5,500	5,730

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	267
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,400	1,841
6.500% due 03/23/2028 •(i)(j)		$310	325

Hunt Cos., Inc.
6.250% due 02/15/2026		16	15

iStar, Inc.
4.625% due 09/15/2020		9	9
5.250% due 09/15/2022		13	13

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	43

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(i)(j)(m)		200	211
7.500% due 09/27/2025 •(i)(j)(m)		1,740	1,831
7.625% due 06/27/2023 •(i)(j)	GBP	700	970
7.875% due 06/27/2029 •(i)(j)		3,284	4,741

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,450	1,444

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		466	468

Navient Corp.
5.000% due 10/26/2020		8	8
5.625% due 08/01/2033		55	46
6.150% due 03/10/2021		200	196
6.500% due 06/15/2022		50	53

Newmark Group, Inc.
6.125% due 11/15/2023		66	70

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	29

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		2,900	2,995

Provident Funding Associates LP
6.375% due 06/15/2025		17	16

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		2,650	2,723
8.000% due 08/10/2025 •(i)(j)(m)		1,900	2,059
8.625% due 08/15/2021 •(i)(j)(m)		1,600	1,728

Sabra Health Care LP
4.800% due 06/01/2024		112	116

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,203	2,928
7.375% due 06/24/2022 •(i)(j)(m)		3,240	4,380

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (m)		$4,000	$4,254

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		200	198
7.375% due 10/04/2023 •(i)(j)(m)		400	416

Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		800	852
6.125% due 03/15/2024		80	86
6.625% due 01/15/2028		244	257
6.875% due 03/15/2025		59	65

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	370	516

Tesco Property Finance PLC
6.052% due 10/13/2039 (m)	GBP	1,659	2,777

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$2,644	676

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	1,000	1,329

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(i)(j)(m)	EUR	400	502

UniCredit SpA
7.830% due 12/04/2023 (m)		$2,820	3,224

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (m)		370	398

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,156	1,651
7.395% due 03/28/2024		800	1,147

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$8,300	8,445

WeWork Cos., Inc.
7.875% due 05/01/2025		46	46

			92,374

INDUSTRIALS 23.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (m)	GBP	2,200	2,666

Adient U.S. LLC
7.000% due 05/15/2026		$12	12

Air Canada Pass-Through Trust
3.700% due 07/15/2027		13	13

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		32	33

Altice Financing S.A.
7.500% due 05/15/2026 (m)		2,690	2,710

Altice France S.A.
7.375% due 05/01/2026 (m)		2,938	3,019
8.125% due 02/01/2027 (m)		700	737

Associated Materials LLC
9.000% due 01/01/2024 (m)		6,073	5,785

Avon International Capital PLC
6.500% due 08/15/2022 (c)		32	32

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		800	818

Bausch Health Americas, Inc.
8.500% due 01/31/2027		32	35

Bausch Health Cos., Inc.
7.000% due 01/15/2028		16	17
7.250% due 05/30/2029		32	33

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		58	59

Berry Global Escrow Corp.
4.875% due 07/15/2026		74	76

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		150	102

Bombardier, Inc.
7.875% due 04/15/2027		124	124

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		16	16

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		4,139	4,232
9.250% due 02/15/2024 (m)		2,498	2,717

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		22	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		$1,338	$1,313
6.250% due 03/31/2023 (m)		6,607	6,384
8.000% due 03/15/2026 (m)		408	393
8.625% due 01/15/2024 (m)		620	624

Continental Airlines Pass-Through Trust
7.707% due 10/02/2022		143	148
8.048% due 05/01/2022		187	190

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(e)		200	0
9.250% due 06/30/2020 ^«(e)		1,800	0

CVS Pass-Through Trust
7.507% due 01/10/2032		2,220	2,682

DAE Funding LLC
5.250% due 11/15/2021		200	208
5.750% due 11/15/2023 (m)		200	211

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		236	241

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		450	465
10.750% due 09/01/2024 (m)		1,600	1,584

DISH DBS Corp.
5.875% due 07/15/2022		4	4
6.750% due 06/01/2021 (m)		295	311

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,600	1,621

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		27	27

EI Group PLC
6.875% due 05/09/2025	GBP	20	28

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$1,344	937

Exela Intermediate LLC
10.000% due 07/15/2023		74	61

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)		160	164

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		924	867
6.875% due 03/01/2026 (m)		1,018	948
7.000% due 02/15/2021 (m)		101	103

Flex Ltd.
4.875% due 06/15/2029		104	106

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		3,490	2,391

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,848

Full House Resorts, Inc.
8.575% due 01/31/2024		$196	193
9.738% due 02/02/2024		17	17

General Electric Co.
5.000% due 01/21/2021 •(i)		186	179
5.550% due 01/05/2026 (m)		166	185
5.875% due 01/14/2038		10	11
6.150% due 08/07/2037 (m)		109	127
6.875% due 01/10/2039		28	35

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		32	33

Gran Tierra Energy, Inc.
7.750% due 05/23/2027		200	197

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		69	71

Huntsman International LLC
4.500% due 05/01/2029		32	33

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		861	918
8.375% due 05/01/2027 (m)		1,561	1,643

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	175	204

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		121	140

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (d)		$271	273

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (d)		256	257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$125	$111

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		85	89
8.500% due 10/15/2024 (m)		952	947
9.750% due 07/15/2025		174	179

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		5,735	5,520
8.125% due 06/01/2023 (m)		966	751

Kronos International, Inc.
3.750% due 09/15/2025	EUR	4,394	4,995

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (m)		$400	270

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (m)		600	601

Metinvest BV
8.500% due 04/23/2026 (m)		200	208

Micron Technology, Inc.
5.327% due 02/06/2029		102	108

Netflix, Inc.
3.875% due 11/15/2029	EUR	432	533
4.625% due 05/15/2029 (m)		200	259
5.375% due 11/15/2029		$64	68

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (h)(i)		1,150	13

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		1,760	1,690

Outfront Media Capital LLC
5.000% due 08/15/2027		48	49

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		78	77

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		93	96
5.500% due 02/15/2024		16	17

Petroleos Mexicanos
6.500% due 03/13/2027 (m)		110	109
6.750% due 09/21/2047		30	27

PetSmart, Inc.
5.875% due 06/01/2025		70	68

Platin GmbH
6.875% due 06/15/2023 (m)	EUR	300	344

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$32	32

Radiate Holdco LLC
6.875% due 02/15/2023		40	40

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	117

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$4	4

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	158

Sands China Ltd.
4.600% due 08/08/2023		$200	211
5.125% due 08/08/2025		200	215
5.400% due 08/08/2028 (m)		1,758	1,913

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)		32	33
5.500% due 07/01/2029		100	103

SoftBank Group Corp.
4.000% due 04/20/2023 (m)	EUR	900	1,113

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		$6,952	7,177

Staples, Inc.
7.500% due 04/15/2026		95	95
10.750% due 04/15/2027		48	48

T-Mobile USA, Inc.
4.750% due 02/01/2028		12	12

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		16	15

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		200	191
2.800% due 07/21/2023 (m)		1,300	1,131
3.250% due 04/15/2022 (m)	EUR	200	225

Times Square Hotel Trust
8.528% due 08/01/2026		$3,726	4,370

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$1,237	$1,229
5.750% due 09/30/2039 (m)		2,610	2,759

Transocean Pontus Ltd.
6.125% due 08/01/2025		91	94

Triumph Group, Inc.
4.875% due 04/01/2021		53	52
5.250% due 06/01/2022		22	22

United Group BV
4.375% due 07/01/2022	EUR	100	117
4.875% due 07/01/2024		100	118

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		$355	349
5.125% due 02/15/2025 (m)		430	411

Vale Overseas Ltd.
6.250% due 08/10/2026		114	130
6.875% due 11/21/2036		35	42
6.875% due 11/10/2039		29	35

ViaSat, Inc.
5.625% due 09/15/2025		58	57
5.625% due 04/15/2027		39	41

Virgin Media Secured Finance PLC
5.500% due 05/15/2029		200	203

VOC Escrow Ltd.
5.000% due 02/15/2028		34	35

Wind Tre SpA
2.625% due 01/20/2023	EUR	300	344
2.750% due 01/20/2024 •		300	337
3.125% due 01/20/2025		100	114

Wyndham Destinations, Inc.
3.900% due 03/01/2023		$48	48
4.250% due 03/01/2022		2	2
5.400% due 04/01/2024		2	2
5.750% due 04/01/2027 (m)		594	622

			95,128

UTILITIES 7.4%

AT&T, Inc.
4.900% due 08/15/2037		36	39

Edison International
2.400% due 09/15/2022		48	46
2.950% due 03/15/2023		3	3
5.750% due 06/15/2027		32	34

Frontier Communications Corp.
8.000% due 04/01/2027		78	81

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	204

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	400
6.510% due 03/07/2022 (m)		3,400	3,679
8.625% due 04/28/2034 (m)		1,081	1,477

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (m)		869	865

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)(m)		2,225	1,402

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		31	29

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		441	426
2.950% due 03/01/2026 ^(e)(m)		793	747
3.250% due 09/15/2021 ^(e)		67	66
3.250% due 06/15/2023 ^(e)(m)		402	392
3.300% due 03/15/2027 ^(e)		438	418
3.300% due 12/01/2027 ^(e)(m)		1,200	1,143
3.400% due 08/15/2024 ^(e)		179	175
3.500% due 10/01/2020 ^(e)(m)		695	681
3.500% due 06/15/2025 ^(e)		327	316
3.750% due 02/15/2024 ^(e)		216	213
3.750% due 08/15/2042 ^(e)		16	15
3.850% due 11/15/2023 ^(e)		17	17
4.000% due 12/01/2046 ^(e)		8	7
4.250% due 05/15/2021 ^(e)		247	245
4.250% due 08/01/2023 ^(e)(m)		600	605
4.300% due 03/15/2045 ^(e)		18	17
4.500% due 12/15/2041 ^(e)(m)		17	16

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.600% due 06/15/2043 ^(e)		$26	$26
4.650% due 08/01/2028 ^(e)(m)		631	647
4.750% due 02/15/2044 ^(e)(m)		513	526
5.125% due 11/15/2043 ^(e)(m)		826	850
5.400% due 01/15/2040 ^(e)		10	11
5.800% due 03/01/2037 ^(e)(m)		2,194	2,408
6.050% due 03/01/2034 ^(e)(m)		1,096	1,225
6.250% due 03/01/2039 ^(e)(m)		448	508
6.350% due 02/15/2038 ^(e)		206	235

Petrobras Global Finance BV
5.750% due 02/01/2029		156	163
5.999% due 01/27/2028 (m)		400	426
6.250% due 12/14/2026 (m)	GBP	3,100	4,454
6.625% due 01/16/2034		200	284
7.375% due 01/17/2027 (m)		$1,875	2,157

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		1,366	1,528
9.750% due 01/06/2027 (m)		571	659

Southern California Edison Co.
3.650% due 03/01/2028		4	4
5.750% due 04/01/2035		8	9
6.000% due 01/15/2034		2	2
6.650% due 04/01/2029		48	55

Sprint Corp.
7.250% due 09/15/2021		190	202

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)		16	16

Transocean Poseidon Ltd.
6.875% due 02/01/2027		80	85

			30,238

Total Corporate Bonds & Notes (Cost $210,886)			217,740

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		33	56

Total Convertible Bonds & Notes (Cost $61)			56

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		120	143
7.750% due 01/01/2042		36	41

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	77

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		25	29
7.350% due 07/01/2035		15	18

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		165	174

			482

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		120	122

WEST VIRGINIA 1.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		28,100	1,723
7.467% due 06/01/2047		2,525	2,550

			4,273

Total Municipal Bonds & Notes (Cost $4,736)			4,877

U.S. GOVERNMENT AGENCIES 1.5%

Fannie Mae
5.954% due 07/25/2029 •		530	562

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.154% due 07/25/2029 •	$720	$857

Fannie Mae UMBS
4.000% due 10/01/2040	22	23

Freddie Mac
0.000% due 02/25/2046 (b)(h)(m)	4,160	3,747
0.100% due 05/25/2020 - 02/25/2046 (a)	89,120	80
0.793% due 10/25/2020 ~(a)	26,029	163
7.554% due 10/25/2029 •	750	857

Total U.S. Government Agencies (Cost $5,882)		6,289

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.5%

American Home Mortgage Investment Trust
2.674% due 03/25/2037 •	3,895	2,492

Anthracite Ltd.
5.678% due 06/20/2041	2,313	324

Banc of America Alternative Loan Trust
11.650% due 09/25/2035 ^•	998	1,235

Banc of America Funding Trust
3.749% due 12/20/2034 ~	720	587
4.285% due 03/20/2036 ^~	623	602
4.492% due 10/20/2046 ^~	503	407
4.544% due 12/20/2036 ~	74	75

Banc of America Mortgage Trust
4.747% due 10/20/2046 ^~	77	52

Bancorp Commercial Mortgage Trust
6.144% due 08/15/2032 •(m)	3,800	3,790

Barclays Commercial Mortgage Securities Trust
7.394% due 08/15/2027 •(m)	2,900	2,893

Bayview Commercial Asset Trust
2.624% due 03/25/2037 •	120	115

BCAP LLC Trust
6.247% due 05/26/2037 ~	3,069	2,725

Bear Stearns Adjustable Rate Mortgage Trust
3.939% due 03/25/2035 ~	17	17
3.976% due 08/25/2047 ^~	269	245
4.027% due 06/25/2047 ^~	199	190
4.425% due 09/25/2034 ~	71	70
4.750% due 09/25/2034 ~	25	25
4.808% due 10/25/2036 ^~	473	466

Bear Stearns ALT-A Trust
2.724% due 06/25/2046 ^•(m)	2,389	2,637
3.104% due 01/25/2035 •	196	199
3.824% due 05/25/2036 ^~	625	592
3.913% due 07/25/2035 ^~	313	279
3.999% due 11/25/2036 ^~	430	392
4.016% due 08/25/2036 ^~	415	283
4.158% due 04/25/2035 ~	251	238
4.254% due 08/25/2036 ^~(m)	1,612	1,611
4.359% due 05/25/2035 ~	406	389
4.404% due 11/25/2035 ~	52	45
4.734% due 09/25/2034 ~	288	289

BRAD Resecuritization Trust
2.189% due 03/12/2021 «	2,396	69
6.550% due 03/12/2021 «	448	444

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ	858	713

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	92	66

CD Mortgage Trust
5.688% due 10/15/2048 (m)	4,427	2,548

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^	733	523
6.000% due 03/25/2037 ^	772	604

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~	1,623	992

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	197	200

Citigroup Mortgage Loan Trust
5.017% due 03/25/2037 ^~	1,313	1,134

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^	491	476

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~(m)	2,249	1,476

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
6.287% due 07/10/2046 ~(m)		$2,170	$2,230

Countrywide Alternative Loan Trust
2.654% due 06/25/2037 ^•(m)		850	699
2.754% due 05/25/2036 ^•		1,579	760
2.754% due 08/01/2036 ^•		1,229	783
5.500% due 10/25/2035 ^		253	241
5.500% due 12/25/2035 ^		1,282	1,069
5.750% due 05/25/2036 ^		249	183
6.000% due 11/25/2035 ^		350	120
6.000% due 04/25/2036 ^		280	231
6.000% due 04/25/2037 ^		557	380
6.500% due 09/25/2032 ^		333	330
6.500% due 07/25/2035 ^		306	250
6.500% due 06/25/2036 ^		436	334

Countrywide Home Loan Mortgage Pass-Through Trust
3.416% due 03/25/2037 ^~		1,005	864
3.914% due 06/20/2035 ~		130	129
3.927% due 08/25/2034 ^~		36	35
4.013% due 11/25/2035 ^~		1,537	1,395
4.046% due 08/20/2035 ^~		64	62
4.274% due 03/25/2046 ^•		2,081	1,422
4.515% due 09/25/2047 ^~		641	629
5.500% due 08/25/2035 ^		66	58

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,130	1,246

Credit Suisse Mortgage Capital Certificates
2.977% (LIBOR01M) due 11/30/2037 ~(m)		9,500	8,628

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.004% due 07/25/2036 ^•		484	147
5.896% due 04/25/2036 þ		405	307
6.500% due 05/25/2036 ^		371	216

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^		444	216

Debussy DTC PLC
5.930% due 07/12/2025 (m)	GBP	6,556	8,317

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.554% due 02/25/2047 •		$513	394

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		70	66

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		94	100

Downey Savings & Loan Association Mortgage Loan Trust
2.570% due 04/19/2047 ^•		319	291

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	87	98

Eurosail PLC
2.389% due 09/13/2045 •	GBP	1,732	2,083
3.039% due 09/13/2045 •		1,254	1,513
4.639% due 09/13/2045 •		1,075	1,440

First Horizon Alternative Mortgage Securities Trust
4.066% due 05/25/2036 ^~		$1,164	1,066
4.177% due 02/25/2036 ~		55	46
4.269% due 08/25/2035 ^~		46	9
4.301% due 11/25/2036 ^~		952	774
6.250% due 11/25/2036 ^		84	58

First Horizon Mortgage Pass-Through Trust
3.989% due 07/25/2037 ^~		41	34
4.722% due 01/25/2037 ^~		524	470

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		1,014	854

GMAC Mortgage Corp. Loan Trust
4.183% due 07/19/2035 ~		39	38

GreenPoint Mortgage Funding Trust
2.584% due 01/25/2037 •		901	865

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		3,400	3,183

GS Mortgage Securities Trust
1.478% due 08/10/2043 ~(a)		7,527	78

GSR Mortgage Loan Trust
2.854% due 07/25/2037 ^•		335	141
4.396% due 01/25/2036 ^~		779	792

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.672% due 12/25/2034 ~		$24	$24
6.000% due 09/25/2034		226	234

HarborView Mortgage Loan Trust
2.580% due 02/19/2046 •(m)		1,443	1,452
2.600% due 11/19/2036 •		2,499	2,281
2.950% due 06/19/2034 •		178	175
3.030% due 01/19/2035 •		211	205
4.425% due 08/19/2036 ^~		172	142

HomeBanc Mortgage Trust
2.654% due 03/25/2035 •		218	191

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	541	565

Impac CMB Trust
2.924% due 11/25/2035 ^•		$273	253

IndyMac Mortgage Loan Trust
2.864% due 04/25/2035 •		128	121
3.204% due 08/25/2034 •		156	146
3.264% due 09/25/2034 •		350	342
3.432% due 06/25/2037 ^~		273	254
3.844% due 05/25/2037 ^~		2,837	2,722
3.898% due 11/25/2036 ^~		860	854
4.335% due 12/25/2036 ^~		865	828

JPMorgan Alternative Loan Trust
4.293% due 05/25/2036 ^~		331	251
5.500% due 11/25/2036 ^~		8	6

JPMorgan Chase Commercial Mortgage Securities Trust
5.806% due 01/12/2043 ~		332	331

JPMorgan Mortgage Trust
4.200% due 05/25/2036 ^~		507	504
4.259% due 10/25/2036 ^~		33	30
4.563% due 07/25/2035 ~		74	75
6.000% due 08/25/2037 ^		530	424

Landmark Mortgage Securities PLC
0.000% due 06/17/2038 •	EUR	172	191
1.006% due 06/17/2038 •	GBP	452	555

Lehman Mortgage Trust
5.734% due 04/25/2036 ^~		$257	229
6.000% due 05/25/2037 ^		1,079	1,092

MASTR Adjustable Rate Mortgages Trust
3.244% due 01/25/2047 ^•(m)		323	489
4.170% due 10/25/2034 ~		426	400

Morgan Stanley Mortgage Loan Trust
4.250% due 07/25/2035 ^~(m)		1,172	1,096
4.466% due 01/25/2035 ^~		231	187
5.750% due 12/25/2035 ^		343	324
6.000% due 08/25/2037 ^		233	182

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		584	566

Motel 6 Trust
9.321% due 08/15/2019 •		4,578	4,649

Prime Mortgage Trust
2.754% due 06/25/2036 ^•		3,132	2,034
7.000% due 07/25/2034		146	146

Regal Trust
2.666% due 09/29/2031 •		2	2

Residential Accredit Loans, Inc. Trust
2.614% due 06/25/2037 •		1,546	1,372
5.500% due 04/25/2037		91	85
6.000% due 08/25/2035 ^		505	487
6.000% due 01/25/2037 ^(m)		437	417

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		429	255
6.000% due 07/25/2037 ^		6,866	4,481

Residential Funding Mortgage Securities, Inc. Trust
5.462% due 07/27/2037 ^~		181	160
6.000% due 06/25/2037 ^		308	303

Sequoia Mortgage Trust
4.164% due 01/20/2038 ^~		218	208

Structured Adjustable Rate Mortgage Loan Trust
4.262% due 01/25/2036 ^~		948	711
4.380% due 08/25/2034 ~		14	14

Structured Asset Mortgage Investments Trust
2.614% due 08/25/2036 ^•(m)		1,932	1,826
2.864% due 05/25/2045 •		126	126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.410% due 01/25/2034 ~		$277	$283

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		285	212

Theatre Hospitals PLC
4.571% due 10/15/2031 •	GBP	234	274
4.940% due 12/15/2024 «•(k)		5	0

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 07/25/2046 •		$1,766	1,698
3.561% due 03/25/2037 ^~		420	397
3.701% due 11/25/2036 ^~		251	247
3.742% due 06/25/2037 ^~(m)		1,283	1,227
3.770% due 07/25/2037 ^~(m)		2,090	1,785
3.819% due 07/25/2037 ^~		1,019	953
4.541% due 03/25/2033 ~		65	67

Washington Mutual Mortgage Pass-Through Certificates Trust
3.354% due 10/25/2046 ^•		441	393
3.725% due 06/25/2033 ~		67	69

Wells Fargo Mortgage-Backed Securities Trust
2.904% due 07/25/2037 ^•		149	133
4.704% due 09/25/2036 ^~		13	13
4.754% due 10/25/2036 ^~		14	14
4.859% due 04/25/2036 ^~		13	13

Total Non-Agency Mortgage-Backed Securities (Cost $110,294)			120,958

ASSET-BACKED SECURITIES 32.0%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	30

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.129% due 05/25/2034 •		154	156
5.254% due 08/25/2032 •		725	730

Asset-Backed Funding Certificates Trust
2.554% due 10/25/2036 •(m)		5,150	4,908
2.964% due 10/25/2033 •		167	161
3.064% due 03/25/2035 •(m)		4,431	4,475

Bear Stearns Asset-Backed Securities Trust
2.252% due 09/25/2034 •		459	448
4.366% due 07/25/2036 ~		385	380

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,289

Conseco Finance Corp.
6.220% due 03/01/2030		49	51
6.530% due 02/01/2031 ~		957	933

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		685	769
7.960% due 05/01/2031		1,590	904
8.060% due 09/01/2029 ~(m)		2,934	1,323
9.163% due 03/01/2033 ~		2,594	2,375

Countrywide Asset-Backed Certificates
2.544% due 06/25/2035 •(m)		7,345	6,729
2.654% due 01/25/2037 •(m)		15,575	15,136
2.744% due 12/25/2036 ^•		450	297
2.964% due 08/25/2032 ^•		317	305
3.679% due 02/25/2035 •(m)		1,491	1,509

Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~		3	3

Countrywide Asset-Backed Certificates Trust, Inc.
3.184% due 11/25/2034 •		237	239

Crecera Americas LLC
5.563% due 08/31/2020 •		6,000	6,011

Credit Suisse First Boston Mortgage Securities Corp.
3.454% due 02/25/2031 •		1,212	1,249

Credit-Based Asset Servicing & Securitization CBO Corp.
2.724% due 09/06/2041 •		7,846	757

Credit-Based Asset Servicing & Securitization LLC
3.724% due 12/25/2035 •		1,377	1,380

Euromax ABS PLC
0.032% due 11/10/2095 •	EUR	5,000	5,196

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	$351	$372

Home Equity Asset Trust
4.804% due 10/25/2033 •	14	13

Home Equity Loan Trust
2.744% due 04/25/2037 •(m)	8,700	7,399

Home Equity Mortgage Loan Asset-Backed Trust
2.644% due 04/25/2037 •	13,701	10,490
2.724% due 04/25/2037 •	4,312	3,936

JPMorgan Mortgage Acquisition Trust
2.484% due 08/25/2036 •	7	4
2.594% due 03/25/2047 •	1,849	1,816

KGS-Alpha SBA COOF Trust
1.105% due 04/25/2038 «~(a)	759	18

Lehman ABS Mortgage Loan Trust
2.494% due 06/25/2037 •	5,342	3,907

Long Beach Mortgage Loan Trust
2.594% due 02/25/2036 •	2,840	2,426
2.674% due 05/25/2046 •	3,255	1,546
3.109% due 11/25/2035 •(m)	4,098	3,339
4.879% (US0001M + 2.475%) due 03/25/2032 ~	16	17

Marlette Funding Trust
0.000% due 09/17/2029 (c)(h)	3	1,326

Morgan Stanley ABS Capital, Inc. Trust
3.439% due 01/25/2035 •	577	343

Morgan Stanley Dean Witter Capital, Inc. Trust
3.829% due 02/25/2033 •	178	179

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	10,400	4,451

NovaStar Mortgage Funding Trust
2.574% due 11/25/2036 •	1,342	596

Oakwood Mortgage Investors, Inc.
2.624% due 06/15/2032 •	13	12

Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^þ	7	7

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	931	956

Ownit Mortgage Loan Trust
3.352% due 10/25/2035 þ	2,052	1,315

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.279% due 10/25/2034 •	1,161	1,159

Residential Asset Mortgage Products Trust
3.529% due 08/25/2033 •	536	532

Saxon Asset Securities Trust
3.379% due 12/26/2034 •	629	596

Securitized Asset-Backed Receivables LLC Trust
2.634% due 02/25/2037 ^•	299	169
3.079% due 01/25/2035 •	20	19

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	2	1,374

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	1	940

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (h)	2,540	880
0.000% due 09/25/2040 (h)	1,094	628

Soloso CDO Ltd.
2.909% due 10/07/2037 •	1,300	1,066

South Coast Funding Ltd.
2.849% due 01/06/2041 •	40,559	11,637

Specialty Underwriting & Residential Finance Trust
2.554% due 06/25/2037 •	5,219	3,761

Structured Asset Investment Loan Trust
2.844% due 01/25/2036 •(m)	5,384	5,248

Structured Asset Securities Corp. Mortgage Loan Trust
2.704% due 06/25/2035 •	223	221

Talon Funding Ltd.
2.969% due 06/05/2035 •	725	218

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~	621	600

Total Asset-Backed Securities (Cost $116,685)		131,259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.6%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	$89
3.380% due 12/31/2038 þ		3,180	2,067
5.250% due 01/15/2028		100	83
6.250% due 11/09/2047		100	83
7.820% due 12/31/2033		6,784	6,446
40.244% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	36	1
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		39,677	804
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		400	9
63.705% (ARLLMONP) due 06/21/2020 ~(a)		69,166	1,589

Autonomous City of Buenos Aires Argentina
52.674% due 03/29/2024 •(a)		99,505	1,918

Peru Government International Bond
5.400% due 08/12/2034	PEN	100	31
5.940% due 02/12/2029		2,494	827
6.150% due 08/12/2032		1,160	388
6.350% due 08/12/2028		3,128	1,067
6.900% due 08/12/2037		40	14
6.950% due 08/12/2031		537	191
8.200% due 08/12/2026		1,354	512

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	191,940	3,582

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	106
4.625% due 03/31/2025		1,100	1,250
5.200% due 02/16/2026		400	461
7.625% due 04/26/2029 (m)		$1,500	1,539

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		165	45
8.250% due 10/13/2024 ^(e)		19	5
9.250% due 09/15/2027 ^(e)		198	58

Total Sovereign Issues (Cost $28,589)			23,165

		SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.6%

Clear Channel Outdoor Holdings, Inc. (f)		363,781	1,717

iHeartMedia, Inc.		272	4

iHeartMedia, Inc. ‘A’ (f)		20,232	305

Tribune Media Co. ‘A’		5,969	276

			2,302

CONSUMER DISCRETIONARY 0.6%

Caesars Entertainment Corp. (f)		219,638	2,596

ENERGY 0.1%

Dommo Energia S.A. «(f)(k)		519,772	369

Dommo Energia S.A. SP - ADR «(f)		1,108	10

Forbes Energy Services Ltd. (f)(k)		29,625	67

			446

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(k)		200,912	57

Westmoreland Mining Holdings LLC «(k)		90	1

			58

UTILITIES 0.4%

Eneva S.A. (f)(k)		4,214	26

Eneva S.A. (k)		11,589	73

	SHARES	MARKET VALUE (000S)

TexGen Power LLC «	33,708	$1,323

		1,422

Total Common Stocks (Cost $8,123)		6,824

WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	131,768	1,983

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	279,000	329

Total Warrants (Cost $2,857)		2,312

PREFERRED SECURITIES 2.9%

BANKING & FINANCE 1.3%

Nationwide Building Society
10.250% ~	27,545	5,295

INDUSTRIALS 1.6%

Sequa Corp.
9.000% «	6,141	6,546

Total Preferred Securities (Cost $10,377)		11,841

REAL ESTATE INVESTMENT TRUSTS 1.8%

REAL ESTATE 1.8%

VICI Properties, Inc.	340,104	7,496

Total Real Estate Investment Trusts (Cost $4,976)		7,496

SHORT-TERM INSTRUMENTS 7.6%

REPURCHASE AGREEMENTS (l) 6.9%
		28,263

U.S. TREASURY BILLS 0.7%
2.169% due 07/02/2019 - 08/20/2019 (g)(h)(p)	2,856	2,850

Total Short-Term Instruments (Cost $31,113)		31,113

Total Investments in Securities (Cost $581,256)		609,571

Total Investments 148.6% (Cost $581,256)		$609,571

Financial Derivative Instruments (n)(o) (0.4)% (Cost or Premiums, net $(5,480))		(1,741)

Other Assets and Liabilities, net (48.2)%		(197,753)

Net Assets 100.0%		$410,077

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$135	$369	0.09%
Eneva S.A.	12/21/2017 - 03/25/2019	73	99	0.02
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	1,470	67	0.02
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	2,995	0.73
Sierra Hamilton Holder LLC	07/31/2017	51	57	0.01
Theatre Hospitals PLC 4.940% due 12/15/2024	12/17/2018	0	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$4,629	$3,588	0.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$263	U.S. Treasury Notes 2.250% due 03/31/2021	$(268)	$263	$263
RDR	2.550	06/28/2019	07/01/2019	28,000	U.S. Treasury Notes 1.750% due 05/31/2022	(28,602)	28,000	28,006

Total Repurchase Agreements						$(28,870)	$28,263	$28,269

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BOS	3.422%	06/07/2019	09/06/2019		$		(12,842)	$(12,871)
BPS	1.000	06/24/2019	09/24/2019			GBP	(1,953)	(2,481)
	2.690	06/03/2019	09/03/2019		$		(287)	(288)
	3.150	04/22/2019	07/22/2019				(1,533)	(1,542)
	3.530	05/14/2019	08/14/2019				(5,383)	(5,408)
BRC	2.600	12/24/2018	TBD	(3)			(1,041)	(1,055)
	3.403	06/21/2019	07/22/2019				(1,418)	(1,419)
	3.411	06/27/2019	12/27/2019				(2,145)	(2,146)
	3.528	05/14/2019	08/14/2019				(2,475)	(2,487)
	3.588	04/16/2019	07/16/2019				(3,813)	(3,842)
CIW	2.730	06/07/2019	07/05/2019				(2,766)	(2,771)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
FOB	2.720%	06/10/2019	07/10/2019		$		(2,918)	$(2,923)
JML	(0.320)	05/28/2019	08/27/2019			EUR	(173)	(197)
	(0.300)	05/27/2019	08/26/2019				(754)	(857)
	(0.300)	05/28/2019	08/27/2019				(184)	(210)
	(0.200)	05/28/2019	08/27/2019				(262)	(298)
	0.200	06/19/2019	09/04/2019				(828)	(942)
	0.900	05/28/2019	08/27/2019			GBP	(1,764)	(2,242)
	0.950	05/28/2019	08/27/2019				(3,865)	(4,912)
	0.950	06/04/2019	09/03/2019				(179)	(227)
	0.950	06/18/2019	09/04/2019				(1,802)	(2,290)
	1.100	05/28/2019	08/23/2019				(1,029)	(1,307)
	3.050	12/21/2018	TBD	(3)	$		(7,342)	(7,461)
MEI	2.900	06/17/2019	07/17/2019				(1,301)	(1,303)
MSB	3.710	09/20/2018	09/17/2019				(1,059)	(1,061)
	3.825	08/17/2018	08/19/2019				(5,453)	(5,478)
NOM	3.000	06/19/2019	07/19/2019				(1,393)	(1,394)
	3.000	06/21/2019	07/19/2019				(293)	(293)
	3.100	06/19/2019	07/19/2019				(3,242)	(3,245)
RDR	2.720	06/04/2019	09/04/2019				(1,952)	(1,956)
	2.750	04/10/2019	07/10/2019				(1,639)	(1,649)
RTA	3.088	04/18/2019	07/18/2019				(3,193)	(3,213)
	3.244	02/15/2019	08/15/2019				(724)	(733)
	3.560	05/06/2019	08/06/2019				(4,009)	(4,031)
	3.583	04/26/2019	07/26/2019				(4,391)	(4,420)
	3.688	03/07/2019	09/09/2019				(1,975)	(1,999)
	3.726	03/25/2019	09/25/2019				(1,052)	(1,063)
	3.729	03/12/2019	09/12/2019				(6,947)	(7,027)
SAL	3.439	04/08/2019	07/08/2019				(1,768)	(1,782)
SOG	3.080	06/12/2019	07/12/2019				(840)	(841)
	3.090	06/06/2019	09/05/2019				(6,086)	(6,099)
	3.090	06/07/2019	09/09/2019				(581)	(582)
	3.100	06/14/2019	07/16/2019				(1,426)	(1,428)
	3.140	05/20/2019	08/20/2019				(4,855)	(4,873)
	3.140	06/03/2019	08/20/2019				(177)	(177)
	3.150	04/23/2019	07/23/2019				(5,195)	(5,226)
	3.150	04/24/2019	07/24/2019				(1,046)	(1,052)
	3.150	05/14/2019	08/14/2019				(1,883)	(1,891)
	3.150	05/31/2019	08/14/2019				(537)	(538)
	3.531	04/23/2019	07/23/2019				(1,154)	(1,162)
UBS	(0.250)	04/24/2019	07/24/2019			EUR	(1,355)	(1,540)
	0.950	05/22/2019	08/22/2019			GBP	(4,061)	(5,162)
	0.950	05/28/2019	08/28/2019				(2,731)	(3,471)
	1.674	04/15/2019	07/15/2019				(4,015)	(5,117)
	2.830	06/18/2019	07/18/2019		$		(13,239)	(13,253)
	2.840	06/19/2019	07/19/2019				(7,446)	(7,453)
	2.890	06/12/2019	09/12/2019				(2,753)	(2,757)
	2.900	06/07/2019	09/06/2019				(3,634)	(3,641)
	2.950	06/07/2019	09/06/2019				(345)	(346)
	2.960	06/13/2019	07/12/2019				(1,119)	(1,121)
	2.970	05/14/2019	08/14/2019				(2,095)	(2,103)
	2.970	05/20/2019	08/20/2019				(2,459)	(2,468)
	2.980	05/13/2019	08/13/2019				(2,368)	(2,378)
	3.000	05/14/2019	TBD	(3)			(6,716)	(6,743)
	3.000	06/07/2019	09/06/2019				(350)	(351)
	3.000	06/07/2019	TBD	(3)			(309)	(310)
	3.020	06/05/2019	09/05/2019				(3,845)	(3,853)
	3.070	05/20/2019	08/20/2019				(730)	(733)
	3.130	05/13/2019	08/13/2019				(1,712)	(1,719)
	3.530	04/10/2019	07/10/2019				(3,610)	(3,639)
	3.530	04/23/2019	07/23/2019				(5,156)	(5,191)
	3.540	04/08/2019	07/08/2019				(953)	(961)

Total Reverse Repurchase Agreements								$(199,002)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	57

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(12,871)	$0	$(12,871)	$15,137	$2,266
BPS	0	(9,719)	0	(9,719)	12,435	2,716
BRC	0	(10,949)	0	(10,949)	15,037	4,088
CIW	0	(2,771)	0	(2,771)	2,881	110
FICC	263	0	0	263	(268)	(5)
FOB	0	(2,923)	0	(2,923)	3,224	301
JML	0	(20,943)	0	(20,943)	24,890	3,947
MEI	0	(1,303)	0	(1,303)	1,539	236
MSB	0	(6,539)	0	(6,539)	9,528	2,989
NOM	0	(4,932)	0	(4,932)	5,705	773
RDR	28,006	(3,605)	0	24,401	(24,892)	(491)
RTA	0	(22,486)	0	(22,486)	28,713	6,227
SAL	0	(1,782)	0	(1,782)	2,230	448
SOG	0	(23,869)	0	(23,869)	26,163	2,294
UBS	0	(74,310)	0	(74,310)	89,056	14,746

Total Borrowings and Other Financing Transactions	$28,269	$(199,002)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(48,944)	$(62,082)	$(15,569)	$(126,595)
U.S. Government Agencies	0	0	(2,487)	0	(2,487)
Non-Agency Mortgage-Backed Securities	0	(10,441)	(15,567)	0	(26,008)
Asset-Backed Securities	0	(17,092)	(23,371)	(2,146)	(42,609)
Sovereign Issues	0	(1,303)	0	0	(1,303)

Total Borrowings	$0	$(77,780)	$(103,507)	$(17,715)	$(199,002)

Payable for reverse repurchase agreements					$(199,002)

(m)	Securities with an aggregate market value of $241,601 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(172,593) at a weighted average interest rate of 2.977%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	38.762%	$4,200	$(140)	$(884)	$(1,024)	$0	$(14)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	800	(43)	50	7	0	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.149	1,000	22	72	94	1	0

						$(161)	$(762)	$(923)	$1	$(14)

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	13,300	$618	$157	$775	$3	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(799)	(953)	0	(35)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	8,700	(24)	387	363	0	(6)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	1,866	1,534	0	(28)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	948	(648)	0	(30)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	279	431	0	(14)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,333)	4,700	1,367	0	(78)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		21,300	1,691	308	1,999	0	(37)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		18,900	63	(2,547)	(2,484)	80	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		14,000	1,154	(1,956)	(802)	83	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		8,000	39	(1,398)	(1,359)	51	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	348	477	0	(6)
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	10,100	(89)	(553)	(642)	0	(41)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	22,950	(163)	(1,087)	(1,250)	22	0

							$(1,845)	$653	$(1,192)	$239	$(275)

Total Swap Agreements							$(2,006)	$(109)	$(2,115)	$240	$(289)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$240	$240	$0	$0	$(289)	$(289)

Cash of $5,984 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019		$3,888	RUB	255,394	$126	$0

BPS	07/2019	EUR	1,938		$2,173	0	(31)
	07/2019	PEN	1,929		583	0	(3)
	07/2019		$474	ARS	23,263	52	0
	07/2019		41,398	GBP	32,639	52	0
	07/2019		585	PEN	1,929	0	0
	08/2019	ARS	168,621		$3,778	26	0
	08/2019	GBP	32,639		41,461	0	(53)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	59

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2019		$324	EUR	284	$0	$0
	09/2019	PEN	1,929		$584	0	(1)

CBK	07/2019		$29,667	EUR	26,104	16	0
	07/2019		1,286	GBP	1,016	4	0
	08/2019	EUR	26,104		$29,743	0	(16)
	09/2019	PEN	57		17	0	0

GLM	07/2019	EUR	23,755		26,510	0	(502)
	07/2019		$214	EUR	189	1	0

HUS	07/2019	ARS	16,920		$341	0	(40)
	07/2019	BRL	2,918		762	1	0
	07/2019		$16	ARS	792	2	0
	07/2019		764	BRL	2,918	0	(4)
	08/2019	BRL	2,918		$761	3	0
	08/2019	PEN	43		13	0	0

JPM	07/2019	EUR	600		675	0	(7)
	07/2019	GBP	2,807		3,553	3	(14)
	07/2019		$1,469	GBP	1,156	0	0
	10/2019		3,713	MXN	72,746	15	0

SCX	07/2019	BRL	2,918		$724	0	(36)
	07/2019	GBP	32,004		40,507	0	(136)
	07/2019		$762	BRL	2,918	0	(2)

Total Forward Foreign Currency Contracts						$301	$(845)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.138%	$400	$(40)	$38	$0	$(2)

BRC	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	400	(46)	44	0	(2)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.195	300	(25)	22	0	(3)

CBK	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	500	(53)	50	0	(3)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.195	300	(26)	23	0	(3)

GST	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.491	110	(16)	17	1	0
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.479	100	(19)	19	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	200	(23)	22	0	(1)

HUS	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	130	(13)	12	0	(1)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.195	69	(9)	8	0	(1)

JPM	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.138	200	(18)	17	0	(1)

							$(288)	$272	$1	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$12,757	$(2,539)	$1,841	$0	$(698)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	3,340	(647)	213	0	(434)

						$(3,186)	$2,054	$0	$(1,132)

Total Swap Agreements						$(3,474)	$2,326	$1	$(1,149)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$126	$0	$0	$126	$0	$0	$(2)	$(2)	$124	$0	$124
BPS	130	0	0	130	(88)	0	0	(88)	42	0	42
BRC	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
CBK	20	0	0	20	(16)	0	(6)	(22)	(2)	0	(2)
DUB	0	0	0	0	0	0	0	0	0	(10)	(10)
GLM	1	0	0	1	(502)	0	0	(502)	(501)	588	87
GST	0	0	1	1	0	0	(1,133)	(1,133)	(1,132)	1,694	562
HUS	6	0	0	6	(44)	0	(2)	(46)	(40)	285	245
JPM	18	0	0	18	(21)	0	(1)	(22)	(4)	0	(4)
MYC	0	0	0	0	0	0	0	0	0	(74)	(74)
SCX	0	0	0	0	(174)	0	0	(174)	(174)	279	105

Total Over the Counter	$301	$0	$1	$302	$(845)	$0	$(1,149)	$(1,994)

(p)

Securities with an aggregate market value of $2,846 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$239	$240

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$301	$0	$301
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$301	$0	$302

	$0	$2	$0	$301	$239	$542

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	61

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$14	$0	$0	$275	$289

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$845	$0	$845
Swap Agreements	0	1,149	0	0	0	1,149

	$0	$1,149	$0	$845	$0	$1,994

	$0	$1,163	$0	$845	$275	$2,283

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$273	$0	$0	$3,033	$3,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,492	$0	$4,492
Swap Agreements	0	823	0	0	0	823

	$0	$823	$0	$4,492	$0	$5,315

	$0	$1,096	$0	$4,492	$3,033	$8,621

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(684)	$0	$0	$2,249	$1,565

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(611)	$0	$(611)
Swap Agreements	0	(230)	0	0	0	(230)

	$0	$(230)	$0	$(611)	$0	$(841)

	$0	$(914)	$0	$(611)	$2,249	$724

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$41,140	$4,501	$45,641
Corporate Bonds & Notes
Banking & Finance	0	89,379	2,995	92,374
Industrials	0	95,128	0	95,128
Utilities	0	30,238	0	30,238
Convertible Bonds & Notes
Industrials	0	56	0	56
Municipal Bonds & Notes
Illinois	0	482	0	482
Iowa	0	122	0	122
West Virginia	0	4,273	0	4,273
U.S. Government Agencies	0	6,289	0	6,289
Non-Agency Mortgage-Backed Securities	0	120,445	513	120,958
Asset-Backed Securities	1,326	127,601	2,332	131,259
Sovereign Issues	0	23,165	0	23,165
Common Stocks
Communication Services	2,298	4	0	2,302
Consumer Discretionary	2,596	0	0	2,596
Energy	67	0	379	446
Industrials	0	0	58	58
Utilities	26	73	1,323	1,422
Warrants
Communication Services	0	1,983	0	1,983
Industrials	0	0	329	329
Preferred Securities
Banking & Finance	0	5,295	0	5,295
Industrials	0	0	6,546	6,546

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
Real Estate	$7,496	$0	$0	$7,496
Short-Term Instruments
Repurchase Agreements	0	28,263	0	28,263
U.S. Treasury Bills	0	2,850	0	2,850

Total Investments	$13,809	$576,786	$18,976	$609,571

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	240	0	240
Over the counter	0	302	0	302

	$0	$542	$0	$542

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(289)	0	(289)
Over the counter	0	(1,994)	0	(1,994)

	$0	$(2,283)	$0	$(2,283)

Total Financial Derivative Instruments	$0	$(1,741)	$0	$(1,741)

Totals	$13,809	$575,045	$18,976	$607,830

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$469	$8,656	$(1)	$8	$0	$(234)	$0	$(4,397)	$4,501	$(86)
Corporate Bonds & Notes
Banking & Finance	5,806	0	(2,800)	0	12	(23)	0	0	2,995	(16)
Industrials	811	0	(259)	7	14	(42)	0	(531)	0	0
Non-Agency Mortgage-Backed Securities	1,222	0	(146)	5	14	(16)	0	(566)	513	(60)
Asset-Backed Securities	3,415	1,295	0	44	0	(914)	0	(1,508)	2,332	(487)
Common Stocks
Energy	1,709	0	(55)	0	31	(1,306)	0	0	379	(1,083)
Financials	2,182	0	(2,062)	0	216	(336)	0	0	0	0
Industrials	72	0	0	0	0	(14)	0	0	58	(14)
Utilities	1,069	0	0	0	0	254	0	0	1,323	254
Warrants
Industrials	71	0	0	0	0	258	0	0	329	258
Preferred Securities
Industrials	4,659	823	0	0	0	1,064	0	0	6,546	1,064

Totals	$21,485	$10,774	$(5,323)	$64	$287	$(1,309)	$0	$(7,002)	$18,976	$(170)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$4,501	Third Party Vendor	Broker Quote	82.500-101.000
Corporate Bonds & Notes
Banking & Finance	2,995	Reference Instrument	Option Adjusted Spread	617.637 bps
Non-Agency Mortgage-Backed Securities	513	Proxy Pricing	Base Price	2.875-99.125
Asset-Backed Securities	2,332	Proxy Pricing	Base Price	2.375-96,280.380
Common Stocks
Energy	10	Other Valuation Techniques(2)	—	—
	369	Reference Instrument	Liquidity Discount	22.580
Industrials	57	Other Valuation Techniques(2)	—	—
	1	Indicative Market Quotation	Broker Quote	$14.500
Utilities	1,323	Indicative Market Quotation	Broker Quote	$39.250
Warrants
Industrials	329	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	6,546	Fundamental Valuation	Company Equity Value	$760,144,498.000

Total	$18,976

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	63

Schedule of Investments PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 331.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 9.6%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,618	$2,517

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~	100	98

Avantor, Inc.
5.402% (LIBOR03M + 3.000%) due 11/21/2024 ~	19	19

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~	19	19

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~	129	129

Core & Main LP
5.520% (LIBOR03M + 3.000%) due 08/01/2024 ~	20	20

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~	826	783

Dubai World
2.500% (LIBOR03M + 2.500%) due 09/30/2022 ~(d)	1,896	1,797

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~	299	260

Forbes Energy Services LLC
5.000% - 9.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)	71	72

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~	100	100

FrontDoor, Inc.
4.938% (LIBOR03M + 2.500%) due 08/14/2025 «~	10	10

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~	295	290

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~	2,993	3,001

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~	10	10

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~	437	432

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~	458	451

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~	60	59

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	58

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	19

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~	3,628	3,184
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~	3,817	3,286

Ortho-Clinical Diagnostics S.A.
5.680% (LIBOR03M + 3.250%) due 06/30/2025 ~	326	314

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	416	406

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~	166	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		$167	$164
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~		7,990	7,670

SS&C Technologies, Inc.
4.652% (LIBOR03M + 2.250%) due 04/16/2025 ~		132	131

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~		100	99

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~		2,678	2,483

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,494	1,425

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		35	32

Westmoreland Coal Co.
12.500% (LIBOR03M + 12.500%) due 03/15/2029 «~		4	3

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		2	2

Total Loan Participations and Assignments (Cost $30,148)			29,504

CORPORATE BONDS & NOTES 42.6%

BANKING & FINANCE 17.0%

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
7.319% due 02/12/2023 •(m)		321	327

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	6,410	7,494
8.625% due 07/15/2023		$400	375

Athene Holding Ltd.
4.125% due 01/12/2028		28	28

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (m)		80	85

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		27	28
5.000% due 04/20/2048		40	41

Bank of America Corp.
5.125% due 06/20/2024 •(i)		100	101

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	200	240

Barclays Bank PLC
7.625% due 11/21/2022 (j)(m)		$800	874

Barclays PLC
3.250% due 01/17/2033	GBP	100	124
5.875% due 09/15/2024 •(i)(j)		900	1,110
7.125% due 06/15/2025 •(i)(j)		200	266
7.250% due 03/15/2023 •(i)(j)		1,000	1,326
8.000% due 06/15/2024 •(i)(j)		$250	262

Brookfield Finance, Inc.
3.900% due 01/25/2028		48	49
4.700% due 09/20/2047 (m)		110	115

Cantor Fitzgerald LP
4.875% due 05/01/2024		12	12
7.875% due 10/15/2019 (m)		930	942

CBL & Associates LP
5.950% due 12/15/2026		29	20

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)(m)		200	215

Deutsche Bank AG
4.250% due 10/14/2021 (m)		3,200	3,243

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	15	17

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$127	131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/15/2022 (m)		$256	$267

GE Capital European Funding Unlimited Co.
2.625% due 03/15/2023	EUR	47	58

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)	GBP	200	267
6.500% due 03/23/2028 •(i)(j)(m)		$300	315

Hudson Pacific Properties LP
3.950% due 11/01/2027		18	18

Hunt Cos., Inc.
6.250% due 02/15/2026		14	13

iStar, Inc.
4.625% due 09/15/2020		7	7
5.250% due 09/15/2022		10	10

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (m)		36	37

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		3,100	3,262
7.625% due 06/27/2023 •(i)(j)	GBP	250	346
7.875% due 06/27/2029 •(i)(j)		3,390	4,894

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,000	996

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		386	388

Navient Corp.
5.875% due 03/25/2021 (m)		1,009	1,050
6.500% due 06/15/2022 (m)		44	47

Newmark Group, Inc.
6.125% due 11/15/2023 (m)		52	55

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		26	27

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		2,600	2,685

Reckson Operating Partnership LP
7.750% due 03/15/2020 (m)		4,500	4,660

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		600	617
8.000% due 08/10/2025 •(i)(j)(m)		300	325
8.625% due 08/15/2021 •(i)(j)(m)		1,200	1,296

Sabra Health Care LP
4.800% due 06/01/2024		85	88

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,100	2,791

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (m)		$2,000	2,127

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)(m)		200	208

Spirit Realty LP
4.450% due 09/15/2026 (m)		3,300	3,457

Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		700	745
6.125% due 03/15/2024		60	65
6.625% due 01/15/2028		191	201
6.875% due 03/15/2025 (m)		54	59

TP ICAP PLC
5.250% due 01/26/2024	GBP	700	930

UniCredit SpA
7.830% due 12/04/2023 (m)		$2,240	2,561

Unigel Luxembourg S.A.
10.500% due 01/22/2024		300	323

WeWork Cos., Inc.
7.875% due 05/01/2025		40	40

			52,664

INDUSTRIALS 18.9%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	1,700	2,060

Adient U.S. LLC
7.000% due 05/15/2026		$11	11

Air Canada Pass-Through Trust
3.700% due 07/15/2027		11	11

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		24	24

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Financing S.A.
6.625% due 02/15/2023 (m)		$420	$432
7.500% due 05/15/2026 (m)		1,350	1,360

Altice France S.A.
8.125% due 02/01/2027 (m)		600	631

Associated Materials LLC
9.000% due 01/01/2024 (m)		2,700	2,572

Avon International Capital PLC
6.500% due 08/15/2022 (c)		24	24

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		700	716

Bausch Health Americas, Inc.
8.500% due 01/31/2027		24	26

Bausch Health Cos., Inc.
7.000% due 01/15/2028		12	12
7.250% due 05/30/2029		24	25

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		44	45

Bombardier, Inc.
7.875% due 04/15/2027		98	98

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		12	12

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		1,126	1,151
9.250% due 02/15/2024 (m)		1,846	2,008

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		18	18

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		880	863
6.250% due 03/31/2023 (m)		5,043	4,873
8.000% due 03/15/2026 (m)		294	283
8.625% due 01/15/2024 (m)		544	547

CVS Pass-Through Trust
7.507% due 01/10/2032		740	894

DAE Funding LLC
5.250% due 11/15/2021 (m)		100	104
5.750% due 11/15/2023 (m)		200	211

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		517	534

DISH DBS Corp.
5.875% due 07/15/2022		2	2
6.750% due 06/01/2021		227	239

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		20	20

EI Group PLC
6.875% due 05/09/2025	GBP	620	852

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$1,059	739

Exela Intermediate LLC
10.000% due 07/15/2023 (m)		65	53

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)		122	125

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		766	719
6.875% due 03/01/2026 (m)		844	786
7.000% due 02/15/2021 (m)		316	323

Flex Ltd.
4.875% due 06/15/2029		62	63

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,450

Full House Resorts, Inc.
8.575% due 01/31/2024		$197	194
9.738% due 02/02/2024		17	17

General Electric Co.
5.000% due 01/21/2021 •(i)		148	142
5.550% due 01/05/2026 (m)		303	339
5.875% due 01/14/2038		8	9
6.150% due 08/07/2037		7	8

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		24	25

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		53	55

Huntsman International LLC
4.500% due 05/01/2029		24	25

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		$684	$729
8.375% due 05/01/2027 (m)		1,240	1,305

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	135	157

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		100	116

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (d)		$208	210

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (d)		200	201

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (m)		105	93

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (m)		60	63
8.500% due 10/15/2024 (m)		60	60
9.750% due 07/15/2025 (m)		164	169

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		5,512	5,305

Kinder Morgan, Inc.
5.300% due 12/01/2034 (m)		1,500	1,698
7.750% due 01/15/2032 (m)		4,500	6,166

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (m)		600	601

Metinvest BV
8.500% due 04/23/2026 (m)		200	208

Micron Technology, Inc.
5.327% due 02/06/2029 (m)		82	87

Netflix, Inc.
3.875% due 11/15/2029	EUR	335	414
4.625% due 05/15/2029		100	129
5.375% due 11/15/2029		$50	53

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		162	156

Outfront Media Capital LLC
5.000% due 08/15/2027		37	38

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (m)		62	61

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (m)		78	81
5.500% due 02/15/2024		14	15

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,538	4,534
6.500% due 03/13/2027		$90	89
6.750% due 09/21/2047		20	18

Platin GmbH
6.875% due 06/15/2023	EUR	200	230

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$24	24

Radiate Holdco LLC
6.875% due 02/15/2023 (m)		40	40

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		4	4

Sands China Ltd.
4.600% due 08/08/2023 (m)		200	211
5.125% due 08/08/2025 (m)		200	215
5.400% due 08/08/2028 (m)		200	218

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		908	938

Staples, Inc.
7.500% due 04/15/2026 (m)		74	74
10.750% due 04/15/2027 (m)		38	38

T-Mobile USA, Inc.
4.750% due 02/01/2028		11	11

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		64	62

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8	8

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	100	112
2.200% due 07/21/2021		$109	104
3.250% due 04/15/2022	EUR	200	225

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
4.875% due 09/30/2039	$950	$945
5.750% due 09/30/2039	1,722	1,821

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)	76	78

Triumph Group, Inc.
4.875% due 04/01/2021	20	20
5.250% due 06/01/2022	14	14

UAL Pass-Through Trust
6.636% due 01/02/2024 (m)	1,324	1,408

Univision Communications, Inc.
5.125% due 05/15/2023 (m)	152	149
5.125% due 02/15/2025 (m)	55	53

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)	81	92
6.875% due 11/21/2036	26	31
6.875% due 11/10/2039	25	30

ViaSat, Inc.
5.625% due 09/15/2025 (m)	50	49
5.625% due 04/15/2027	31	32

VOC Escrow Ltd.
5.000% due 02/15/2028	30	31

Wyndham Destinations, Inc.
3.900% due 03/01/2023	36	36
4.250% due 03/01/2022	2	2
5.750% due 04/01/2027 (m)	443	464

		58,255

UTILITIES 6.7%

AT&T, Inc.
4.900% due 08/15/2037	32	35

Edison International
2.400% due 09/15/2022	36	34
2.950% due 03/15/2023	2	2
5.750% due 06/15/2027	24	26

Frontier Communications Corp.
8.000% due 04/01/2027 (m)	62	65

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (m)	5,600	6,093

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (m)	1,710	2,336

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (m)	1,068	1,031

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)	342	330
2.950% due 03/01/2026 ^(e)(m)	460	433
3.250% due 09/15/2021 ^(e)(m)	74	72
3.250% due 06/15/2023 ^(e)(m)	482	470
3.300% due 03/15/2027 ^(e)(m)	347	331
3.300% due 12/01/2027 ^(e)(m)	400	381
3.400% due 08/15/2024 ^(e)(m)	163	159
3.500% due 10/01/2020 ^(e)(m)	4,212	4,128
3.500% due 06/15/2025 ^(e)(m)	388	375
3.750% due 02/15/2024 ^(e)(m)	228	225
3.750% due 08/15/2042 ^(e)	12	11
3.850% due 11/15/2023 ^(e)(m)	52	51
4.000% due 12/01/2046 ^(e)	7	6
4.250% due 05/15/2021 ^(e)(m)	189	187
4.250% due 08/01/2023 ^(e)(m)	500	504
4.300% due 03/15/2045 ^(e)	51	49
4.500% due 12/15/2041 ^(e)(m)	86	82
4.600% due 06/15/2043 ^(e)	20	20
4.650% due 08/01/2028 ^(e)(m)	200	205
4.750% due 02/15/2044 ^(e)	48	49
5.125% due 11/15/2043 ^(e)(m)	274	282
5.400% due 01/15/2040 ^(e)	8	9
5.800% due 03/01/2037 ^(e)(m)	277	304
6.050% due 03/01/2034 ^(e)	34	38
6.250% due 03/01/2039 ^(e)	44	50
6.350% due 02/15/2038 ^(e)	15	17

Petrobras Global Finance BV
5.750% due 02/01/2029 (m)	124	130
5.999% due 01/27/2028	10	11
7.375% due 01/17/2027 (m)	424	488

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	65

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	$554	$620
9.750% due 01/06/2027 (m)	760	875

Southern California Edison Co.
3.650% due 03/01/2028	3	3
5.750% due 04/01/2035	6	7
6.000% due 01/15/2034	2	2
6.650% due 04/01/2029	36	41

Sprint Communications, Inc.
6.000% due 11/15/2022	35	37

Sprint Corp.
7.250% due 09/15/2021 (m)	107	114

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)	12	12

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (m)	60	64

		20,794

Total Corporate Bonds & Notes (Cost $127,315)		131,713

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	78

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	17
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	145	153

		260

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	25,300	1,552
7.467% due 06/01/2047	1,595	1,610

		3,162

Total Municipal Bonds & Notes (Cost $3,331)		3,422

U.S. GOVERNMENT AGENCIES 205.7%

Fannie Mae
1.664% due 08/25/2054 (m)	12,644	771
2.500% due 12/25/2027 (a)	3,072	204
4.250% due 11/25/2024 (m)	380	383
4.385% due 09/01/2028 •	3	3
4.500% due 07/25/2040 (m)	1,059	1,132
4.598% due 12/01/2028 •	17	17
4.752% due 11/01/2027 •	40	41
5.000% due 01/25/2038 (m)	5,912	6,547
5.000% due 07/25/2038	170	188
5.025% due 03/01/2032 •	69	69
5.349% due 12/25/2042 ~	28	30
5.500% due 07/25/2024	9	10
5.500% due 11/25/2032 - 04/25/2035 (m)	5,781	6,402
5.750% due 06/25/2033	22	24
5.807% due 08/25/2043	1,360	1,497
5.954% due 07/25/2029 •	490	519
6.000% due 09/25/2031 - 01/25/2044	1,200	1,348
6.013% due 09/25/2041 ~	391	428
6.500% due 06/25/2023 - 11/01/2047	3,454	3,914
6.500% due 03/25/2032 (m)	352	407
6.500% due 10/25/2042 ~	11	13
6.850% due 12/18/2027	10	11
7.000% due 06/18/2027 - 01/01/2047	954	1,048
7.000% due 03/25/2045 (m)	675	745
7.500% due 10/25/2022 - 06/25/2044	1,073	1,241

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/19/2041 - 10/25/2042 ~	$869	$967
7.700% due 03/25/2023	9	9
7.836% due 06/19/2041 ~	688	791
8.000% due 09/25/2021 - 09/01/2024	30	31
8.154% due 07/25/2029 •(m)	660	786
8.500% due 10/25/2021 - 06/25/2030	92	101
8.500% due 06/18/2027 (m)	240	272
9.423% due 05/15/2021	11	11
9.556% due 07/15/2027	5	5

Fannie Mae UMBS
4.000% due 06/01/2047	35	37
4.000% due 09/01/2047 - 07/01/2048 (m)	49,287	51,239
4.500% due 09/01/2023 - 03/01/2028	60	63
4.500% due 04/01/2041 - 08/01/2041 (m)	207	220
6.000% due 12/01/2032 - 06/01/2040 (m)	4,611	5,222
6.000% due 12/01/2032 - 02/01/2033	83	91
6.500% due 01/01/2028 - 02/01/2038	1,086	1,221
6.500% due 10/01/2033 - 07/01/2039 (m)	621	712
7.000% due 07/01/2021	31	31
7.500% due 05/01/2022	18	18
8.000% due 01/01/2022 - 06/01/2032	193	210

Fannie Mae UMBS, TBA
3.000% due 09/12/2049	5,100	5,133
4.000% due 08/01/2049 - 08/13/2049	466,750	479,556

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(h)	9,296	6,144
0.100% due 02/25/2046 - 11/25/2050 (a)	119,337	467
1.791% due 08/15/2036	3,522	234
1.804% due 11/15/2038 ~(a)(m)	24,187	1,628
2.024% due 05/15/2038 ~(a)(m)	7,093	343
2.080% due 11/25/2045 ~(a)	5,336	759
4.637% due 12/01/2026 •	4	4
4.879% due 04/01/2033 •	1	1
5.000% due 02/15/2024	4	5
5.409% due 07/25/2032 ~	102	113
5.500% due 04/01/2039 - 06/15/2041 (m)	4,698	5,225
6.000% due 12/15/2028 - 03/15/2035	606	675
6.000% due 02/15/2032 (m)	1,438	1,625
6.500% due 08/01/2021 - 09/01/2047	4,017	4,763
6.500% due 10/15/2023 - 09/15/2031 (m)	2,035	2,309
6.500% due 09/25/2043 ~	47	55
6.900% due 09/15/2023	144	153
6.950% due 07/15/2021	47	48
7.000% due 08/01/2021 - 10/25/2043	1,390	1,566
7.000% due 03/15/2029 - 01/01/2036 (m)	1,963	2,235
7.500% due 05/15/2024 - 02/25/2042	610	660
7.500% due 08/01/2024 - 12/01/2030 (m)	973	1,094
7.554% due 10/25/2029 •	650	742
8.000% due 08/15/2022 - 04/15/2030	73	81
8.000% due 12/01/2026 (m)	106	114
9.954% due 12/25/2027 •	1,591	1,945
13.154% due 03/25/2025 •	386	522

Freddie Mac, TBA
4.000% due 07/15/2049	3,000	3,102

Ginnie Mae
6.000% due 04/15/2029 - 12/15/2038	96	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/15/2037 - 11/15/2038 (m)	$1,043	$1,151
6.500% due 11/20/2024 - 10/20/2038	71	72
6.500% due 04/15/2032 - 05/15/2032 (m)	403	450
7.000% due 04/15/2024 - 06/15/2026	33	35
7.500% due 06/15/2023 - 03/15/2029	426	436
7.500% due 04/15/2027 - 01/15/2029 (m)	186	198
8.000% due 11/15/2021 - 11/15/2022	2	1
8.500% due 05/15/2022 - 02/15/2031	9	9
9.000% due 10/15/2019 - 01/15/2020	5	6

Ginnie Mae, TBA
4.000% due 07/22/2049	20,000	20,847

Small Business Administration
4.625% due 02/01/2025	72	75
5.510% due 11/01/2027	215	234
5.780% due 08/01/2027	19	20
5.820% due 07/01/2027	20	21

Vendee Mortgage Trust
6.500% due 03/15/2029	113	126
6.750% due 02/15/2026 - 06/15/2026	76	84
7.500% due 09/15/2030	1,784	2,083

Total U.S. Government Agencies (Cost $630,455)		636,283

NON-AGENCY MORTGAGE-BACKED SECURITIES 34.4%

Adjustable Rate Mortgage Trust
4.667% due 07/25/2035 ~	393	385
5.116% due 08/25/2035 ~	554	554

Banc of America Mortgage Trust
4.503% due 02/25/2035 ~	14	15

Bancorp Commercial Mortgage Trust
6.144% due 08/15/2032 •	3,300	3,291
7.892% due 11/15/2033 •	4,500	4,500

Barclays Commercial Mortgage Securities Trust
7.394% due 08/15/2027 •	2,700	2,694

BCAP LLC Trust
2.637% due 07/26/2036 ~	211	180
4.696% due 10/26/2033 ~	130	119
4.760% due 10/26/2036 ~	1,077	1,082
4.993% due 06/26/2035 ~	43	41

Bear Stearns ALT-A Trust
4.016% due 08/25/2036 ^~	307	209

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	3,466	3,235
5.792% due 12/11/2040 ~	5,728	5,456
5.919% due 04/12/2038 ~	120	122

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	3	3

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~	1,928	1,181

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033	2	2

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~(m)	4,657	3,057

Countrywide Alternative Loan Trust
2.614% due 07/25/2046 ^•(m)	1,730	1,595
5.500% due 05/25/2022 ^	4	3
6.500% due 07/25/2035 ^	306	250

Countrywide Home Loan Mortgage Pass-Through Trust
3.044% due 03/25/2035 •(m)	1,566	1,423
3.597% due 08/25/2034 ~(m)	384	386
4.274% due 03/25/2046 ^•	1,976	1,350

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034 (m)	710	733
7.500% due 06/25/2035 ^(m)	141	146

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
7.000% due 02/25/2034		$363	$406

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^(m)		966	491

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	82	93

Eurosail PLC
2.389% due 09/13/2045 •	GBP	1,673	2,011
3.039% due 09/13/2045 •		1,195	1,441
4.639% due 09/13/2045 •		1,015	1,360

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,394	1,391

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(m)		$936	788

GMAC Mortgage Corp. Loan Trust
4.670% due 08/19/2034 ~		53	51

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		2,900	2,714

GSAA Trust
6.000% due 04/01/2034		880	944

GSMPS Mortgage Loan Trust
5.542% due 06/19/2027 ~		28	29
7.000% due 06/25/2043 (m)		2,004	2,275
8.000% due 09/19/2027 ~		476	476

GSR Mortgage Loan Trust
2.734% due 12/25/2034 •		258	245
4.300% due 03/25/2033 •		2	2
6.500% due 01/25/2034		172	184

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	468	483

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047 (m)		$1,074	1,270
5.623% due 05/12/2045		575	337

JPMorgan Mortgage Trust
4.858% due 10/25/2036 ^~		1,696	1,678
5.500% due 08/25/2022 ^		14	13
5.500% due 06/25/2037 ^		251	253

LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040 ~(m)		2,274	2,300

Lehman XS Trust
3.254% due 09/25/2047 •(m)		4,151	4,106

MASTR Adjustable Rate Mortgages Trust
4.170% due 10/25/2034 ~		532	501

MASTR Alternative Loan Trust
6.250% due 07/25/2036		365	316
6.500% due 03/25/2034		756	837
7.000% due 04/25/2034		31	35

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,452	3,374
7.500% due 07/25/2035		1,776	1,826

Morgan Stanley Resecuritization Trust
3.683% due 12/26/2046 ~		7,407	6,792

Motel 6 Trust
9.321% due 08/15/2019 •		3,962	4,023

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		917	949
7.500% due 03/25/2034 ^(m)		2,378	2,442
7.500% due 10/25/2034 ^(m)		2,752	3,052

Newgate Funding PLC
0.932% due 12/15/2050 •	EUR	1,932	2,108
1.182% due 12/15/2050 •		1,932	2,095
1.786% due 12/15/2050 •	GBP	2,660	3,255
2.036% due 12/15/2050 •		2,185	2,669

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$3,519	2,943
6.250% due 12/26/2036 ~		5,734	3,772

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,546	1,491

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		396	446
8.500% due 11/25/2031		670	662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
4.004% due 08/25/2047 ^•(m)	$2,492	$2,448

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^(m)	2,685	2,312

WaMu Mortgage Pass-Through Certificates Trust
4.381% due 05/25/2035 ~	176	181

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034	109	117
7.500% due 04/25/2033	251	269

Wells Fargo Mortgage-Backed Securities Trust
4.859% due 04/25/2036 ^~	17	17
4.947% due 06/25/2035 ~	163	170

Total Non-Agency Mortgage-Backed Securities (Cost $98,370)		106,455

ASSET-BACKED SECURITIES 25.4%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	200	30

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.929% due 11/25/2032 ^•	153	5

Bear Stearns Asset-Backed Securities Trust
2.252% due 09/25/2034 •	386	377

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •(m)	4,627	3,149
2.624% due 12/25/2036 •	2,492	1,311

Citigroup Mortgage Loan Trust, Inc.
2.664% due 03/25/2037 •(m)	5,329	4,932

Conseco Finance Corp.
6.530% due 02/01/2031 ~	112	109

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	1,546	879

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•(m)	3,058	2,880
2.544% due 06/25/2047 ^•(m)	7,549	6,807
2.604% due 06/25/2037 ^•(m)	2,229	2,046
2.604% due 06/25/2047 ^•(m)	5,517	4,926
2.694% due 06/25/2037 •(m)	8,449	8,115
4.763% due 07/25/2036 ~(m)	11,700	11,993

Countrywide Asset-Backed Certificates Trust
4.054% due 11/25/2034 •	2,297	1,728

Crecera Americas LLC
5.563% due 08/31/2020 •	5,200	5,210

Credit-Based Asset Servicing & Securitization LLC
5.462% due 12/25/2037 þ	326	333

Encore Credit Receivables Trust
3.139% due 07/25/2035 •	576	553

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(h)	12	2,479

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~	351	372

Marlette Funding Trust
0.000% due 12/15/2028 «(h)	6	1,854
0.000% due 04/16/2029 «(h)	5	1,459
0.000% due 07/16/2029 «(h)	7	3,012

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	10,400	4,451

Oakwood Mortgage Investors, Inc.
2.624% due 06/15/2032 •	13	12

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	17	12

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	5	4,232

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(h)	31	1,467
0.000% due 11/25/2026 «(h)	60	3,773

Total Asset-Backed Securities (Cost $78,124)		78,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.5%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	$89
3.380% due 12/31/2038 þ		1,570	1,020
5.250% due 01/15/2028		100	83
6.250% due 11/09/2047		100	83
7.820% due 12/31/2033		3,702	3,519
40.244% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	32	1
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		34,107	691
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		500	11
63.705% (ARLLMONP) due 06/21/2020 ~(a)		105,165	2,416

Autonomous City of Buenos Aires Argentina
52.674% due 03/29/2024 •(a)		46,535	897

Peru Government International Bond
5.400% due 08/12/2034	PEN	75	23
5.940% due 02/12/2029		2,009	666
6.150% due 08/12/2032		1,020	341
6.350% due 08/12/2028		2,123	724
6.900% due 08/12/2037		13	5
6.950% due 08/12/2031		232	83
8.200% due 08/12/2026		893	337

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	178,350	3,329

Turkey Government International Bond
4.625% due 03/31/2025	EUR	900	1,022
5.200% due 02/16/2026		300	346
7.625% due 04/26/2029 (m)		$1,200	1,232

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		135	37
8.250% due 10/13/2024 ^(e)		13	4
9.250% due 09/15/2027 ^(e)		171	50

Total Sovereign Issues (Cost $21,089)			17,009

		SHARES
COMMON STOCKS 0.6%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (f)		291,816	1,377

iHeartMedia, Inc.		216	3

iHeartMedia, Inc. ‘A’ (f)		16,075	242

			1,622

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (f)		27,655	327

ENERGY 0.0%

Forbes Energy Services Ltd. (f)(k)		4,500	10

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)		70	1

Total Common Stocks (Cost $2,273)			1,960

WARRANTS 0.5%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.		104,691	1,576

Total Warrants (Cost $1,971)			1,576

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	67

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.3%

BANKING & FINANCE 2.3%

Nationwide Building Society
10.250% ~	36,440	$7,005

Total Preferred Securities (Cost $7,188)		7,005

REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

VICI Properties, Inc.	44,227	975

Total Real Estate Investment Trusts (Cost $667)		975

SHORT-TERM INSTRUMENTS 3.9%

REPURCHASE AGREEMENTS (l) 3.6%
		11,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
2.239% due 08/20/2019 - 08/22/2019 (g)(h)(p)	$816	$814

Total Short-Term Instruments (Cost $11,968)		11,968

Total Investments in Securities (Cost $1,012,899)		1,026,376

Total Investments 331.9% (Cost $1,012,899)		$1,026,376

Financial Derivative Instruments (n)(o) 0.4% (Cost or Premiums, net $(691))		1,310

Other Assets and Liabilities, net (232.3)%		(718,399)

Net Assets 100.0%		$309,287

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$10	0.00%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,685	0.87
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$2,822	$2,696	0.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$2,654	U.S. Treasury Notes 2.250% due 03/31/2021	$(2,710)	$2,654	$2,654
RDR	2.550	06/28/2019	07/01/2019	8,500	U.S. Treasury Notes 1.375% due 04/30/2021	(8,685)	8,500	8,502

Total Repurchase Agreements						$(11,395)	$11,154	$11,156

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	2.650%	06/17/2019	07/18/2019		$	(1,370)	$(1,371)
	2.670	04/15/2019	07/15/2019			(62,373)	(62,729)
	2.670	06/06/2019	07/09/2019			(2,716)	(2,721)
	2.700	05/13/2019	08/13/2019			(7,545)	(7,573)
	2.750	05/14/2019	08/14/2019			(891)	(894)
	2.750	06/05/2019	09/05/2019			(3,194)	(3,200)
	2.750	06/12/2019	07/12/2019			(14,910)	(14,932)
	2.830	05/14/2019	08/14/2019			(5,729)	(5,751)
	2.850	05/15/2019	08/14/2019			(2,491)	(2,500)
	2.870	06/11/2019	07/11/2019			(2,827)	(2,831)
	2.880	06/20/2019	07/22/2019			(414)	(414)
	2.890	06/06/2019	07/09/2019			(3,964)	(3,972)
	2.920	05/13/2019	08/13/2019			(3,385)	(3,398)
	2.920	05/21/2019	08/21/2019			(1,072)	(1,076)
	2.950	06/06/2019	07/09/2019			(929)	(931)
	2.970	06/10/2019	07/10/2019			(2,821)	(2,826)
	3.050	06/05/2019	09/05/2019			(4,362)	(4,372)
	3.060	06/12/2019	07/12/2019			(1,158)	(1,160)
	3.080	06/18/2019	07/18/2019			(984)	(985)
	3.100	05/09/2019	08/09/2019			(1,205)	(1,210)
	3.100	05/10/2019	08/09/2019			(134)	(135)
	3.100	05/14/2019	08/14/2019			(923)	(927)
	3.100	05/28/2019	08/28/2019			(615)	(617)
	3.100	06/04/2019	09/04/2019			(4,961)	(4,973)
	3.120	05/20/2019	08/20/2019			(4,665)	(4,682)
	3.120	05/28/2019	08/28/2019			(1,114)	(1,117)
	3.150	04/12/2019	07/12/2019			(259)	(261)
	3.150	04/15/2019	07/15/2019			(4,864)	(4,897)
	3.150	04/22/2019	07/22/2019			(1,929)	(1,941)
	3.150	06/03/2019	07/15/2019			(178)	(178)
	3.150	06/05/2019	09/05/2019			(1,443)	(1,446)
	3.180	04/15/2019	07/15/2019			(466)	(469)
	3.230	05/14/2019	08/14/2019			(7,312)	(7,343)
	3.250	05/10/2019	08/09/2019			(889)	(893)
	3.380	06/20/2019	07/22/2019			(609)	(610)
	3.390	06/19/2019	07/19/2019			(6,647)	(6,655)
	3.520	05/15/2019	08/14/2019			(16,770)	(16,847)
	3.530	05/14/2019	08/14/2019			(5,264)	(5,289)
	3.535	05/13/2019	08/13/2019			(6,251)	(6,281)
	3.560	05/08/2019	08/08/2019			(4,640)	(4,665)
	3.600	04/15/2019	07/15/2019			(9,547)	(9,621)
JPS	3.251	06/10/2019	09/10/2019			(2,021)	(2,025)
NOM	2.900	06/10/2019	07/10/2019			(5,733)	(5,743)
RBC	3.550	06/10/2019	09/10/2019			(1,507)	(1,510)
RTA	3.387	06/20/2019	09/20/2019			(445)	(445)
	3.437	06/20/2019	09/20/2019			(721)	(722)
	3.512	06/10/2019	07/10/2019			(3,340)	(3,347)
UBS	3.000	03/14/2019	TBD	(3)		(2,453)	(2,475)

Total Reverse Repurchase Agreements							$(220,960)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(204,693)	$0	$(204,693)	$230,746	$26,053
FICC	2,654	0	0	2,654	(2,710)	(56)
JPS	0	(2,025)	0	(2,025)	2,275	250
NOM	0	(5,743)	0	(5,743)	6,093	350
RBC	0	(1,510)	0	(1,510)	2,004	494
RDR	8,502	0	0	8,502	(8,684)	(182)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	69

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
RTA	$0	$(4,514)	$0	$(4,514)	$5,876	$1,362
UBS	0	(2,475)	0	(2,475)	3,450	975

Total Borrowings and Other Financing Transactions	$11,156	$(220,960)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(29,540)	$(42,794)	$(2,475)	$(74,809)
U.S. Government Agencies	0	(79,431)	(8,237)	0	(87,668)
Non-Agency Mortgage-Backed Securities	0	(3,347)	(15,648)	0	(18,995)
Asset-Backed Securities	0	(16,276)	(22,136)	0	(38,412)
Sovereign Issues	0	0	(1,076)	0	(1,076)

Total Borrowings	$0	$(128,594)	$(89,891)	$(2,475)	$(220,960)

Payable for reverse repurchase agreements					$(220,960)

(m)	Securities with an aggregate market value of $249,224 and cash of $1,220 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(225,776) at a weighted average interest rate of 2.824%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	0.809%	$300	$(17)	$20	$3	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024		CAD	11,200	$623	$30	$653	$2	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044			3,800	(534)	(289)	(823)	0	(30)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2022	$		208,500	(6,610)	(964)	(7,574)	108	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024			32,500	(1,241)	(670)	(1,911)	28	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025			8,400	399	(490)	(91)	10	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029			65,000	5,159	941	6,100	0	(114)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048			50,000	1,915	(4,781)	(2,866)	297	0
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021		EUR	257,400	(406)	(1,901)	(2,307)	0	(120)
Receive(5)	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024			34,800	6	(967)	(961)	0	(71)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029			167,700	(786)	10,785	9,999	646	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029			2,300	(20)	(126)	(146)	0	(9)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029			600	(12)	(7)	(19)	0	(2)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049			40,800	872	(7,788)	(6,916)	0	(302)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		GBP	1,500	(11)	(71)	(82)	1	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049			4,000	(23)	(323)	(346)	18	0

								$(669)	$(6,621)	$(7,290)	$1,110	$(648)

Total Swap Agreements								$(686)	$(6,601)	$(7,287)	$1,110	$(648)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,110	$1,110	$0	$0	$(648)	$(648)

Cash of $10,369 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2019	CAD	108		$82	$0	$(1)
	07/2019		$44,526	GBP	35,108	59	0
	07/2019		516	PEN	1,700	0	0
	08/2019	ARS	179,056		$4,012	27	0
	08/2019	GBP	34,806		44,214	0	(57)
	09/2019	PEN	1,700		514	0	0

BRC	07/2019		$1,921	GBP	1,516	5	0

CBK	07/2019	EUR	1,826		$2,065	0	(12)
	07/2019	GBP	1,465		1,858	0	(3)
	07/2019		$22,323	EUR	19,642	12	0
	08/2019	EUR	19,642		$22,380	0	(12)
	08/2019		$2,849	RUB	187,426	96	0
	09/2019	PEN	43		$13	0	0

GLM	07/2019	EUR	17,816		19,931	0	(327)
	07/2019	PEN	1,700		514	0	(2)

HUS	07/2019	ARS	43,883		884	0	(103)
	08/2019	PEN	30		9	0	0

SCX	07/2019	GBP	35,159		44,501	0	(150)

Total Forward Foreign Currency Contracts						$199	$(667)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Fannie Mae UMBS, TBA 3.000% due 08/01/2049	$	70.500	08/06/2019	5,000	$0	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049		72.000	08/06/2019	38,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 08/01/2049		73.000	08/06/2019	219,000	9	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	71

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 08/01/2049	$	72.500	08/06/2019	185,000	$7	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 08/01/2049		76.000	08/06/2019	1,000	0	0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049		70.000	07/08/2019	11,000	0	0
	Put - OTC Freddie Mac, TBA 4.000% due 07/01/2049		71.000	07/08/2019	3,000	0	0
	Put - OTC Ginnie Mae, TBA 4.000% due 07/01/2049		71.000	07/08/2019	20,000	1	0

SAL	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049		74.500	07/08/2019	12,750	1	0

Total Purchased Options						$19	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	0.491%	$10	$(1)	$1	$0	$0

JPM	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.602	200	(23)	24	1	0

							$(24)	$25	$1	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	6-Month EUR-EURIBOR	0.330%	Annual	09/06/2024	EUR	405,400	$0	$1,315	$1,315	$0

Total Swap Agreements								$(24)	$1,340	$1,316	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$86	$0	$0	$86	$(58)	$0	$0	$(58)	$28	$287	$315
BRC	5	0	0	5	0	0	0	0	5	0	5
CBK	108	0	0	108	(27)	0	0	(27)	81	0	81
DUB	0	0	0	0	0	0	0	0	0	(30)	(30)
GLM	0	0	1,315	1,315	(329)	0	0	(329)	986	(910)	76
HUS	0	0	0	0	(103)	0	0	(103)	(103)	266	163
JPM	0	0	1	1	0	0	0	0	1	(10)	(9)
SCX	0	0	0	0	(150)	0	0	(150)	(150)	261	111

Total Over the Counter	$199	$0	$1,316	$1,515	$(667)	$0	$0	$(667)

(p)

Securities with an aggregate market value of $814 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,110	$1,110

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$199	$0	$199
Swap Agreements	0	1	0	0	1,315	1,316

	$0	$1	$0	$199	$1,315	$1,515

	$0	$1	$0	$199	$2,425	$2,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$648	$648

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$667	$0	$667

	$0	$0	$0	$667	$648	$1,315

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(348)	$(348)
Swap Agreements	0	10	0	0	(6,752)	(6,742)

	$0	$10	$0	$0	$(7,100)	$(7,090)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,690	$0	$3,690
Purchased Options	0	0	0	0	(158)	(158)
Swap Agreements	0	1,649	0	0	(9)	1,640

	$0	$1,649	$0	$3,690	$(167)	$5,172

	$0	$1,659	$0	$3,690	$(7,267)	$(1,918)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$499	$499
Swap Agreements	0	20	0	0	(14,208)	(14,188)

	$0	$20	$0	$0	$(13,709)	$(13,689)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(787)	$0	$(787)
Purchased Options	0	0	0	0	10	10
Swap Agreements	0	(566)	0	0	1,315	749

	$0	$(566)	$0	$(787)	$1,325	$(28)

	$0	$(546)	$0	$(787)	$(12,384)	$(13,717)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	73

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$25,799	$3,705	$29,504
Corporate Bonds & Notes
Banking & Finance	0	49,979	2,685	52,664
Industrials	0	58,255	0	58,255
Utilities	0	20,794	0	20,794
Municipal Bonds & Notes
Illinois	0	260	0	260
West Virginia	0	3,162	0	3,162
U.S. Government Agencies	0	636,283	0	636,283
Non-Agency Mortgage-Backed Securities	0	106,455	0	106,455
Asset-Backed Securities	0	60,230	18,276	78,506
Sovereign Issues	0	17,009	0	17,009
Common Stocks
Communication Services	1,619	3	0	1,622
Consumer Discretionary	327	0	0	327
Energy	10	0	0	10
Industrials	0	0	1	1
Warrants
Communication Services	0	1,576	0	1,576
Preferred Securities
Banking & Finance	0	7,005	0	7,005
Real Estate Investment Trusts
Real Estate	975	0	0	975

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Short-Term Instruments
Repurchase Agreements	$0	$11,154	$0	$11,154
U.S. Treasury Bills	0	814	0	814

Total Investments	$2,931	$998,778	$24,667	$1,026,376

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,110	0	1,110
Over the counter	0	1,515	0	1,515

	$0	$2,625	$0	$2,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(648)	0	(648)
Over the counter	0	(667)	0	(667)

	$0	$(1,315)	$0	$(1,315)

Total Financial Derivative Instruments	$0	$1,310	$0	$1,310

Totals	$2,931	$1,000,088	$24,667	$1,027,686

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,377	$10,317	$0	$9	$0	$(328)	$0	$(7,670)	$3,705	$(38)
Corporate Bonds & Notes
Banking & Finance	5,095	0	(2,400)	0	10	(20)	0	0	2,685	(14)
Industrials	190	0	(2)	1	0	5	0	(194)	0	0
Asset-Backed Securities	0	25,056	(2,830)	99	0	(4,049)	0	0	18,276	(4,049)
Common Stocks
Industrials	0	0	0	0	0	1	0	0	1	1

Totals	$6,662	$35,373	$(5,232)	$109	$10	$(4,391)	$0	$(7,864)	$24,667	$(4,100)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$3,705	Third Party Vendor	Broker Quote	82.500-101.000
Corporate Bonds & Notes
Banking & Finance	2,685	Reference Instrument	Option Adjusted Spread	617.637 bps
Asset-Backed Securities	1,854	Other Valuation Techniques(2)	—	—
	16,422	Proxy Pricing	Base Price	4,730.670-96,280.380
Common Stocks
Industrials	1	Indicative Market Quotation	Broker Quote	$ 14.500

Total	$24,667

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 182.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 10.7%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~		$26,923	$25,891

Alphabet Holding Co., Inc.
5.902% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	93

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,493	1,465

Avantor, Inc.
5.402% (LIBOR03M + 3.000%) due 11/21/2024 ~		141	142

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~		609	607

CenturyLink, Inc.
5.152% (LIBOR03M + 2.750%) due 01/31/2025 ~		720	704

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~		1,343	1,340

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~		500	500

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,063	8,591

Dubai World (Cash 2.500% and PIK 1.750%)
4.250% (LIBOR03M + 2.500%) due 09/30/2022 ~(d)		42,235	40,017

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~		2,937	2,557

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~		3,827	3,717

Forbes Energy Services LLC (Cash 5.000% and PIK 9.000%)
14.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		2,425	2,425

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~		697	699

FrontDoor, Inc.
4.938% (LIBOR03M + 2.500%) due 08/14/2025 «~		139	139

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~		6,091	5,987

Genworth Holdings, Inc.
6.993% (LIBOR03M + 4.500%) due 03/07/2023 «~		168	170

Gray Television, Inc.
4.931% (LIBOR03M + 2.500%) due 01/02/2026 ~		547	547

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~		30,880	30,957

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~		750	743

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~		4,912	4,863

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	350	358

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~		$10,899	10,735

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		590	582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~		$599	$590

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~		430	433

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~		86	86

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~		209	204

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~		37,086	32,543
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~		40,826	35,149

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)		250	244

Panther BF Aggregator LP
5.902% (LIBOR03M + 3.500%) due 04/30/2026 ~		370	367

Parexel International Corp.
5.152% (LIBOR03M + 2.750%) due 09/27/2024 ~		290	278

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~		862	839

Preylock Reitman Santa Cruz Mezz LLC
7.912% (LIBOR03M + 5.500%) due 11/09/2022 «~(k)		31,560	31,685

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~		1,127	1,104
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~		36,300	34,848

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	1,000	1,115

Starfruit Finco BV
3.750% (EUR003M+ 3.750%) due 10/01/2025 ~		800	915
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~		$1,300	1,283

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~		32,915	30,515

TerraForm Power Operating LLC
4.402% (LIBOR03M + 2.000%) due 11/08/2022 «~		99	98

U.S. Renal Care, Inc.
TBD% due 06/13/2026		640	630

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~		13,582	12,955

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~		98	92

Westmoreland Coal Co. (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 12.500%) due 03/15/2029 «~(d)		14,426	11,901

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~		7,117	7,188

Total Loan Participations and Assignments (Cost $372,864)			348,891

CORPORATE BONDS & NOTES 46.4%

BANKING & FINANCE 18.1%

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~(m)		20,300	12,180

Ally Financial, Inc.
8.000% due 11/01/2031		16	21

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac LSNI LLC
7.319% due 02/12/2023 ~(m)		$2,912	$2,966

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	68,007	79,502
8.625% due 07/15/2023 (m)		$2,400	2,247

Athene Holding Ltd.
4.125% due 01/12/2028 (m)		282	284

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (m)		821	877

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028 (m)		269	283
5.000% due 04/20/2048 (m)		402	415

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	200	234

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$500	504

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	600	722

Barclays PLC
3.250% due 01/17/2033 (m)	GBP	1,000	1,240
6.500% due 09/15/2019 •(i)(j)	EUR	300	345
7.125% due 06/15/2025 •(i)(j)	GBP	800	1,063
7.250% due 03/15/2023 •(i)(j)(m)		48,751	64,631
7.750% due 09/15/2023 •(i)(j)(m)		$5,200	5,334
7.875% due 09/15/2022 •(i)(j)(m)	GBP	3,400	4,583
8.000% due 06/15/2024 •(i)(j)(m)		$2,800	2,939

BNP Paribas S.A.
7.000% due 08/16/2028 •(i)(j)(m)		500	534

Brookfield Finance, Inc.
3.900% due 01/25/2028 (m)		476	486
4.700% due 09/20/2047 (m)		406	425

Cantor Fitzgerald LP
4.875% due 05/01/2024		161	166

CBL & Associates LP
4.600% due 10/15/2024		13	9
5.950% due 12/15/2026 (m)		737	509

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		560	603
7.500% due 07/17/2023 •(i)(j)(m)		1,600	1,719

Emerald Bay S.A.
0.000% due 10/08/2020 (h)(m)	EUR	1,574	1,734

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$2,651	2,737
6.750% due 03/15/2022 (m)		2,674	2,784

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (m)		710	701

GLP Capital LP
5.250% due 06/01/2025		55	59

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (m)		600	634

High Street Funding Trust
4.682% due 02/15/2048 (m)		100	109

HSBC Bank PLC
6.330% due 05/18/2023		48,900	50,942

HSBC Holdings PLC
4.750% due 07/04/2029 •(i)(j)	EUR	240	287
5.875% due 09/28/2026 •(i)(j)	GBP	1,200	1,604
6.000% due 09/29/2023 •(i)(j)	EUR	900	1,183
6.500% due 03/23/2028 •(i)(j)(m)		$2,870	3,011

Hunt Cos., Inc.
6.250% due 02/15/2026		136	129

iStar, Inc.
4.625% due 09/15/2020		71	72
5.250% due 09/15/2022		101	104

Jefferies Finance LLC
6.250% due 06/03/2026 (m)		2,791	2,822
7.250% due 08/15/2024 (m)		3,800	3,751

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (m)		358	367

Legg Mason PT
7.130% due 01/10/2021 «		8,921	8,907

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		2,600	2,736
7.625% due 06/27/2023 •(i)(j)(m)	GBP	2,680	3,714
7.875% due 06/27/2029 •(i)(j)(m)		32,425	46,812

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$7,600	$7,567

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		3,991	4,007

Navient Corp.
5.875% due 03/25/2021		132	137
6.500% due 06/15/2022 (m)		4,410	4,696

Newmark Group, Inc.
6.125% due 11/15/2023 (m)		312	330

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (m)		2,986	3,076

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		23,200	23,959

Provident Funding Associates LP
6.375% due 06/15/2025 (m)		136	129

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		13,143	13,504
8.000% due 08/10/2025 •(i)(j)(m)		9,027	9,783
8.625% due 08/15/2021 •(i)(j)(m)		4,500	4,861

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	23,460	31,180
7.375% due 06/24/2022 •(i)(j)(m)		11,845	16,011

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(m)		$850	843
7.375% due 10/04/2023 •(i)(j)(m)		3,300	3,434

Springleaf Finance Corp.
6.125% due 03/15/2024		720	776
6.625% due 01/15/2028		1,893	1,992
6.875% due 03/15/2025 (m)		565	620

Stearns Holdings LLC
9.375% due 08/15/2020 (m)		823	786

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	12,100	16,081

UBS Group Funding Switzerland AG
5.750% due 02/19/2022 •(i)(j)(m)	EUR	3,600	4,514

UniCredit SpA
7.830% due 12/04/2023 (m)		$22,840	26,109

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (m)		3,140	3,376

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (m)	GBP	6,602	9,425
7.395% due 03/28/2024		6,155	8,829

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$69,440	70,655

WeWork Cos., Inc.
7.875% due 05/01/2025 (m)		306	303

			587,003

INDUSTRIALS 21.5%

AA Bond Co. Ltd.
2.750% due 07/31/2043 (m)	GBP	4,500	5,231

Adient U.S. LLC
7.000% due 05/15/2026		$74	76

Air Canada Pass-Through Trust
3.700% due 07/15/2027		120	120

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		320	326

Altice Financing S.A.
5.250% due 02/15/2023 (m)	EUR	21,005	24,645
5.250% due 02/15/2023		100	117
6.625% due 02/15/2023 (m)		$13,595	13,969
7.500% due 05/15/2026 (m)		11,400	11,487

Altice France S.A.
5.875% due 02/01/2027 (m)	EUR	4,000	4,938
6.250% due 05/15/2024 (m)		$219	226
8.125% due 02/01/2027 (m)		12,700	13,367

Associated Materials LLC
9.000% due 01/01/2024 (m)		54,965	52,354

Avon International Capital PLC
6.500% due 08/15/2022 (c)		200	202

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		7,500	7,669

Bausch Health Americas, Inc.
8.500% due 01/31/2027		206	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
7.000% due 01/15/2028		$122	$127
7.250% due 05/30/2029		282	294

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		678	688

Berry Global Escrow Corp.
4.875% due 07/15/2026		444	455

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		450	305

Bombardier, Inc.
7.875% due 04/15/2027 (m)		932	935

Builders FirstSource, Inc.
6.750% due 06/01/2027		128	136

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		38	39

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		14,408	14,732
9.250% due 02/15/2024 (m)		33,991	36,965

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024 (m)		178	181

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		21,668	21,262
6.250% due 03/31/2023 (m)		60,190	58,159
8.000% due 03/15/2026 (m)		2,212	2,131
8.625% due 01/15/2024 (m)		1,078	1,084

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(d)(e)		452	217

CSC Holdings LLC
6.500% due 02/01/2029 (m)		700	765

DAE Funding LLC
5.250% due 11/15/2021 (m)		1,514	1,576
5.750% due 11/15/2023 (m)		1,518	1,598

Delhi International Airport Ltd.
6.450% due 06/04/2029		400	422

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		565	584
10.750% due 09/01/2024 (m)		16,800	16,632

DISH DBS Corp.
5.875% due 07/15/2022		54	55
6.750% due 06/01/2021 (m)		2,348	2,471

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		16,047	16,258

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		200	202

EI Group PLC
6.875% due 05/09/2025 (m)	GBP	2,210	3,036

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		$12,973	9,049

Exela Intermediate LLC
10.000% due 07/15/2023 (m)		618	505

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)		1,280	1,308

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		8,692	8,160
6.875% due 03/01/2026 (m)		9,630	8,968
7.000% due 02/15/2021 (m)		887	906

Flex Ltd.
4.875% due 06/15/2029		604	616

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		21,546	14,759

Frontier Finance PLC
8.000% due 03/23/2022 (m)	GBP	24,200	32,111

Full House Resorts, Inc.
8.575% due 01/31/2024		$1,772	1,746
9.738% due 02/02/2024		149	147

General Electric Co.
5.000% due 01/21/2021 •(i)		1,557	1,496
5.550% due 01/05/2026 (m)		1,376	1,537
5.875% due 01/14/2038		22	25
6.150% due 08/07/2037		26	30
6.875% due 01/10/2039 (m)		204	257

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		282	293

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025		1,900	1,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gran Tierra Energy, Inc.
7.750% due 05/23/2027		$500	$493

GrubHub Holdings, Inc.
5.500% due 07/01/2027		120	123

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		521	539

Huntsman International LLC
4.500% due 05/01/2029		246	254

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		7,058	7,526
8.375% due 05/01/2027 (m)		12,793	13,465

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	1,100	1,282

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		600	694

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (d)		$2,456	2,474

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (d)		1,746	1,750

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (m)		1,479	1,316

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (m)		1,383	1,445
8.500% due 10/15/2024 (m)		13,078	13,013
9.750% due 07/15/2025 (m)		1,324	1,364

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		45,598	43,888
8.125% due 06/01/2023 (m)		1,289	1,002

IQVIA, Inc.
5.000% due 05/15/2027 (m)		300	310

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (m)		4,800	4,232

LABL Escrow Issuer LLC
6.750% due 07/15/2026 (c)		200	203

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (m)		4,352	2,938

Melco Resorts Finance Ltd.
5.250% due 04/26/2026 (m)		2,800	2,804

Metinvest BV
8.500% due 04/23/2026 (m)		1,700	1,772

MGM China Holdings Ltd.
5.375% due 05/15/2024		700	719

Micron Technology, Inc.
5.327% due 02/06/2029 (m)		844	894

Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	4,211	5,199
4.625% due 05/15/2029		1,500	1,942
5.375% due 11/15/2029 (m)		$540	575

Norbord, Inc.
5.750% due 07/15/2027		159	161

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (h)(i)		4,070	45

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		6,714	6,445

Outfront Media Capital LLC
5.000% due 08/15/2027		320	328

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (m)		650	640

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (m)		771	800
5.500% due 02/15/2024 (m)		4,929	5,320

Petroleos Mexicanos
6.500% due 03/13/2027 (m)		930	919
6.750% due 09/21/2047		260	232

PetSmart, Inc.
5.875% due 06/01/2025 (m)		496	484

Platin GmbH
6.875% due 06/15/2023 (m)	EUR	2,300	2,640

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$240	241

QVC, Inc.
5.950% due 03/15/2043 (m)		4,700	4,512

Radiate Holdco LLC
6.875% due 02/15/2023 (m)		360	362

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (m)	EUR	1,100	$1,283
6.875% due 11/15/2026 (m)		200	232

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$44	45

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	158

Sands China Ltd.
4.600% due 08/08/2023 (m)		$1,200	1,263
5.125% due 08/08/2025 (m)		1,300	1,397
5.400% due 08/08/2028 (m)		7,041	7,661

Scientific Games International, Inc.
3.375% due 02/15/2026 (m)	EUR	210	240

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)		$280	287
5.500% due 07/01/2029		446	458

SoftBank Group Corp.
4.000% due 04/20/2023 (m)	EUR	22,000	27,218

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^		$54,910	56,695

Staples, Inc.
7.500% due 04/15/2026 (m)		990	987
10.750% due 04/15/2027 (m)		466	465

Starfruit Finco BV
6.500% due 10/01/2026 (m)	EUR	300	346

Syngenta Finance NV
4.441% due 04/24/2023 (m)		$300	312
4.892% due 04/24/2025 (m)		300	313
5.182% due 04/24/2028 (m)		700	728

T-Mobile USA, Inc.
4.750% due 02/01/2028		108	112

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		204	198

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	400	448
2.200% due 07/21/2021 (m)		$2,319	2,209
3.250% due 04/15/2022 (m)	EUR	1,600	1,800

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$9,271	9,214
5.750% due 09/30/2039 (m)		21,325	22,545

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		779	806

Triumph Group, Inc.
4.875% due 04/01/2021 (m)		638	632
5.250% due 06/01/2022		136	134

United Group BV
4.375% due 07/01/2022	EUR	390	455
4.875% due 07/01/2024		430	509

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		$2,755	2,707
5.125% due 02/15/2025 (m)		5,012	4,793

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		864	986
6.875% due 11/21/2036		307	370
6.875% due 11/10/2039		236	284

ViaSat, Inc.
5.625% due 09/15/2025 (m)		496	490
5.625% due 04/15/2027		379	395

Virgin Media Secured Finance PLC
5.500% due 05/15/2029		500	508

VOC Escrow Ltd.
5.000% due 02/15/2028 (m)		295	301

Wind Tre SpA
2.625% due 01/20/2023 (m)	EUR	800	918
2.750% due 01/20/2024 •(m)		400	450
3.125% due 01/20/2025 (m)		450	511

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (m)		$409	410
4.250% due 03/01/2022		28	28
5.400% due 04/01/2024 (m)		174	183
5.750% due 04/01/2027 (m)		4,605	4,824

Wynn Macau Ltd.
4.875% due 10/01/2024 (m)		200	196
5.500% due 10/01/2027 (m)		400	390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yellowstone Energy LP
5.750% due 12/31/2026 «		$3,445	$3,578

			696,769

UTILITIES 6.8%

AT&T, Inc.
4.900% due 08/15/2037		295	319

DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)(m)		11,651	11,874

Edison International
2.400% due 09/15/2022		320	305
2.950% due 03/15/2023		28	27
5.750% due 06/15/2027		279	300

Frontier Communications Corp.
8.000% due 04/01/2027 (m)		570	594

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		300	380

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (m)		6,017	5,987

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)		2,181	1,374

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (m)		30,498	29,431

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)(m)		20,246	5,167

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)		1,086	1,048
2.950% due 03/01/2026 ^(e)(m)		4,152	3,913
3.250% due 09/15/2021 ^(e)		293	287
3.250% due 06/15/2023 ^(e)(m)		2,971	2,897
3.300% due 03/15/2027 ^(e)(m)		3,665	3,500
3.300% due 12/01/2027 ^(e)(m)		10,890	10,373
3.400% due 08/15/2024 ^(e)(m)		1,092	1,065
3.500% due 10/01/2020 ^(e)(m)		5,265	5,160
3.500% due 06/15/2025 ^(e)(m)		2,321	2,246
3.750% due 02/15/2024 ^(e)(m)		1,093	1,079
3.750% due 08/15/2042 ^(e)		116	106
3.850% due 11/15/2023 ^(e)(m)		78	77
4.000% due 12/01/2046 ^(e)		45	41
4.250% due 05/15/2021 ^(e)(m)		1,559	1,543
4.250% due 08/01/2023 ^(e)(m)		6,487	6,536
4.300% due 03/15/2045 ^(e)(m)		664	639
4.500% due 12/15/2041 ^(e)(m)		1,251	1,195
4.600% due 06/15/2043 ^(e)		88	86
4.650% due 08/01/2028 ^(e)(m)		5,289	5,421
4.750% due 02/15/2044 ^(e)(m)		5,572	5,711
5.125% due 11/15/2043 ^(e)(m)		6,679	6,871
5.400% due 01/15/2040 ^(e)		92	99
5.800% due 03/01/2037 ^(e)(m)		17,754	19,485
6.050% due 03/01/2034 ^(e)(m)		11,464	12,811
6.250% due 03/01/2039 ^(e)(m)		3,534	4,011
6.350% due 02/15/2038 ^(e)(m)		4,204	4,793

Petrobras Global Finance BV
5.375% due 10/01/2029 (m)	GBP	2,320	3,074
5.750% due 02/01/2029 (m)		$1,304	1,363
5.999% due 01/27/2028 (m)		4,750	5,056
6.250% due 12/14/2026 (m)	GBP	9,298	13,360
6.625% due 01/16/2034 (m)		11,017	15,627
7.375% due 01/17/2027 (m)		$3,946	4,540

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		14,338	16,040
9.750% due 01/06/2027 (m)		3,660	4,219

Southern California Edison Co.
3.650% due 03/01/2028		29	30
5.750% due 04/01/2035		54	61
6.000% due 01/15/2034		12	14
6.650% due 04/01/2029		200	229

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)		160	160

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (m)		640	678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Sentry Ltd.
5.375% due 05/15/2023 (m)	$400	$401

		221,603

Total Corporate Bonds & Notes (Cost $1,496,580)		1,505,375

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024	2,952	5,060

Total Convertible Bonds & Notes (Cost $5,509)		5,060

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	580	643

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	145	168
7.350% due 07/01/2035	115	136

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,360	1,433

		2,380

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,090	1,105

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036 «	6,180	6,138

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	100	101

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	95	90

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	231,485	14,199
7.467% due 06/01/2047	13,565	13,699

		27,898

Total Municipal Bonds & Notes (Cost $35,741)		37,712

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
3.000% due 01/25/2042 (a)(m)	873	55
3.490% due 10/25/2042 •	2,795	3,008
3.500% due 08/25/2032 (a)(m)	2,033	246
3.596% due 08/25/2038 •(a)	715	92
3.746% due 02/25/2043 •(a)(m)	4,174	492
4.236% due 12/25/2036 •(a)(m)	2,794	480
5.954% due 07/25/2029 •	4,480	4,746
8.154% due 07/25/2029 •(m)	6,000	7,145

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(h)(m)	90,536	59,857
0.100% due 02/25/2046 - 11/25/2050 (a)	1,162,117	4,544

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.080% due 11/25/2045 ~(a)(m)	$51,924	$7,390
3.806% due 09/15/2042 •(a)	1,391	207
4.000% due 03/15/2027 (a)	658	63
4.106% due 12/15/2034 •(a)	989	42
4.256% due 04/25/2025 ~	5,400	5,109
7.554% due 10/25/2029 •	5,500	6,281
11.404% due 03/25/2029 •	4,789	5,922
12.181% due 12/25/2045 •	4,173	4,093
12.904% due 10/25/2028 •	994	1,367
13.154% due 03/25/2025 •	7,091	9,585

Ginnie Mae
3.500% due 06/20/2042 (a)(m)	1,016	109
3.737% due 08/20/2042 •(a)(m)	2,777	541
3.867% due 12/20/2040 •(a)(m)	2,584	344
4.306% due 08/16/2039 •(a)(m)	2,378	205

Total U.S. Government Agencies (Cost $109,649)		121,923

NON-AGENCY MORTGAGE-BACKED SECURITIES 42.6%

Adjustable Rate Mortgage Trust
2.554% due 03/25/2037 •	1,583	1,600
2.664% due 03/25/2036 •(m)	4,775	3,384
4.546% due 03/25/2037 ~(m)	3,578	3,303
5.728% due 11/25/2037 ^~	1,264	1,135

American Home Mortgage Investment Trust
6.600% due 01/25/2037 þ	5,018	2,094

ASG Resecuritization Trust
3.460% due 01/28/2037 ~(m)	16,060	13,709
6.000% due 06/28/2037 ~(m)	35,978	26,913

Banc of America Alternative Loan Trust
2.764% due 06/25/2037 •	564	440
4.236% due 06/25/2037 ^•(a)	606	108
6.000% due 04/25/2036	1,202	1,158
6.000% due 07/25/2046 ^	1,426	1,395
6.500% due 02/25/2036 ^	2,452	2,460
11.650% due 09/25/2035 ^•	324	401

Banc of America Funding Trust
0.000% due 11/26/2036 ~(m)	31,680	7,258
2.614% due 04/25/2037 ^•	1,837	1,563
4.122% due 09/20/2037 ~	719	547
4.287% due 09/20/2047 ^~	308	275
4.731% due 04/20/2035 ^~	2,421	2,252
4.777% due 09/20/2046 ^~	2,879	2,806
5.464% due 08/26/2036 ~	5,445	4,756
6.000% due 10/25/2037 ^	5,188	3,926

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	1,477	1,437
5.750% due 05/25/2037 ^	1,111	1,005
6.000% due 10/25/2036 ^	179	176

Bancorp Commercial Mortgage Trust
6.144% due 08/15/2032 •(m)	3,470	3,461

Barclays Commercial Mortgage Securities Trust
7.394% due 08/15/2027 •(m)	24,090	24,034

Bayview Commercial Asset Trust
2.624% due 03/25/2037 •	200	192
2.634% due 12/25/2036 •	271	264
2.834% due 08/25/2034 •	120	119

BCAP LLC Trust
2.610% due 05/26/2036 •	6,648	5,864
2.659% due 02/26/2037 ~(m)	17,678	14,009
2.930% due 05/26/2035 •	7,139	5,982
3.182% due 02/26/2047 •(m)	21,040	18,232
3.483% due 07/26/2036 ~	3,905	3,803
4.003% due 07/26/2036 ~	856	796
4.121% due 03/27/2037 ~	7,556	6,503
4.170% due 03/26/2037 ~	1,739	1,551
5.500% due 12/26/2035 ~(m)	11,241	10,345
5.970% due 11/26/2035 ~	3,203	3,322
6.000% due 07/26/2036 ~	738	825
6.000% due 10/26/2037 ~	4,195	3,662
6.009% due 06/26/2037 ~(m)	5,492	5,662
10.544% due 01/26/2036 ~	15,108	5,837

Bear Stearns Adjustable Rate Mortgage Trust
4.260% due 02/25/2036 ^~	979	933

Bear Stearns ALT-A Trust
2.744% due 08/25/2036 ^•(m)	28,858	23,880
2.904% due 01/25/2036 ^•(m)	9,168	9,784
3.529% due 03/25/2035 •(m)	7,186	6,820
3.738% due 04/25/2037 ~	6,777	5,934

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.915% due 08/25/2046 ^~	$4,166	$4,031
4.088% due 07/25/2036 ~(m)	54,911	33,170
4.117% due 12/25/2046 ^~(m)	5,293	3,791
4.153% due 09/25/2035 ^~(m)	5,970	4,125
4.187% due 03/25/2036 ~	2,129	1,538

Bear Stearns Commercial Mortgage Securities Trust
5.919% due 04/12/2038 ~	1,120	1,138

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	3,412	3,280

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	462	335

CD Mortgage Trust
5.688% due 10/15/2048	18,109	10,422

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~(m)	15,074	9,247

Citigroup Mortgage Loan Trust
3.702% due 07/25/2036 ^~	3,278	2,532
4.076% due 03/25/2037 ^~	3,562	3,186
4.191% due 08/25/2034 ~	6,115	5,302
4.364% due 03/25/2037 ^~	1,984	1,965
4.369% due 08/25/2037 ~	3,608	2,761
4.539% due 04/25/2037 ^~	629	560
5.500% due 12/25/2035	3,480	2,849
6.000% due 07/25/2036	5,209	3,868
6.500% due 09/25/2036	1,572	1,258

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~(m)	17,668	11,595

Countrywide Alternative Loan Resecuritization Trust
4.484% due 03/25/2047 ~	423	426
7.000% due 01/25/2037 ^	5,802	2,619

Countrywide Alternative Loan Trust
2.573% due 03/20/2047 •	776	674
2.584% due 05/25/2036 •(m)	16,964	15,034
2.614% due 08/25/2047 ^•	1,549	1,377
2.624% due 05/25/2047 •(m)	12,424	7,608
2.634% due 03/25/2036 •	17,022	14,477
2.664% due 07/25/2036 •(m)	8,149	7,115
2.983% due 11/20/2035 •	203	197
3.104% due 10/25/2035 ^•	1,037	846
3.814% due 07/20/2035 ^•(m)	13,544	11,474
4.205% due 05/25/2036 ~	6,974	6,459
5.500% due 11/25/2035	2,161	1,701
5.500% due 02/25/2036 ^	1,502	1,319
5.500% due 02/25/2036	1,590	1,451
5.500% due 05/25/2036 ^(m)	1,670	1,577
5.500% due 05/25/2036 (m)	5,144	4,858
6.000% due 03/25/2035 ^	403	312
6.000% due 04/25/2036	683	465
6.000% due 01/25/2037 ^	1,210	1,210
6.000% due 02/25/2037 ^	1,898	1,249
6.000% due 04/25/2037 ^(m)	5,833	4,209
6.250% due 12/25/2036 ^•	708	512
13.188% due 07/25/2035 •	119	147

Countrywide Asset-Backed Certificates
2.644% due 04/25/2036 ^•(m)	644	529

Countrywide Home Loan Mortgage Pass-Through Trust
4.008% due 05/20/2036 ^~	2,226	1,859
4.274% due 03/25/2046 ^•(m)	42,537	29,073
4.297% due 09/20/2036 ~	4,457	3,886

Credit Suisse Commercial Mortgage Trust
5.955% due 02/15/2039 ~	652	653

Credit Suisse First Boston Mortgage Securities Corp.
4.952% due 07/15/2037 ~(m)	154	154
5.100% due 08/15/2038 ~(m)	3,400	3,292
6.000% due 01/25/2036 ^	357	328

Credit Suisse Mortgage Capital Certificates
2.977% (LIBOR01M) due 11/30/2037 ~	10,750	9,763
3.506% due 05/27/2036 ~(m)	6,253	4,990
3.824% due 05/26/2036 ~(m)	8,219	6,731
3.824% due 12/29/2037 ~	4,963	4,164
3.915% due 10/26/2036 ~(m)	19,691	18,936
4.018% due 09/26/2047 ~(m)	24,631	18,475
4.112% due 11/27/2037 •	8,969	5,382
4.141% due 11/25/2037 •(m)	11,091	8,814
4.300% due 04/28/2037 ~	5,507	5,589
5.750% due 05/26/2037 (m)	23,694	20,642

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	2,400	1,984
6.500% due 05/25/2036 ^	3,084	2,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBUBS Mortgage Trust
4.652% due 11/10/2046 (m)		$19,203	$16,460

Debussy DTC PLC
5.930% due 07/12/2025 (m)	GBP	51,511	65,352
8.250% due 07/12/2025		10,000	12,573

Deutsche ALT-A Securities, Inc.
2.704% due 04/25/2037 •(m)		$7,518	4,816

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		643	622

Epic Drummond Ltd.
0.000% due 01/25/2022 •(m)	EUR	3,514	3,976

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	5,387
0.521% due 03/13/2045 •	EUR	7,067	6,372
1.089% due 06/13/2045 •	GBP	1,594	1,794
1.789% (BP0003M + 1.000%) due 06/13/2045 ~		15,729	18,721
2.039% (BP0003M + 1.250%) due 06/13/2045 ~		16,229	18,956
2.389% due 09/13/2045 •		14,712	17,693
2.539% (BP0003M + 1.750%) due 06/13/2045 ~		9,989	11,558
3.039% due 09/13/2045 •		10,495	12,662
4.289% (BP0003M + 3.500%) due 06/13/2045 ~		3,543	4,281
4.639% due 09/13/2045 •		8,721	11,678

First Horizon Alternative Mortgage Securities Trust
0.000% due 05/25/2020 (b)(h)		$6	4

First Horizon Mortgage Pass-Through Trust
4.864% due 05/25/2037 ^~		5,300	4,246

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	3,000	3,258

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(m)		23,149	23,098

GCCFC Commercial Mortgage Trust
5.830% due 07/10/2038 ~(m)		$10,700	9,915
6.608% due 06/10/2036 ~		2,850	2,846

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(m)		8,310	6,997

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	8,837	9,398

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~(m)		$28,657	26,808

GSC Capital Corp. Mortgage Trust
2.584% due 05/25/2036 ^•(m)		2,506	2,355

HarborView Mortgage Loan Trust
2.945% due 06/19/2045 ^•		1,206	791

Hipocat FTA
0.000% due 01/15/2050 •	EUR	1,880	2,109

HomeBanc Mortgage Trust
4.197% due 04/25/2037 ^~(m)		$5,812	5,426

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(m)		9,473	8,674

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(m)	EUR	28,523	29,423

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •		909	949

Impac Secured Assets Trust
2.574% due 01/25/2037 •(m)		$1,852	1,823

IndyMac Mortgage Loan Trust
2.614% due 11/25/2036 •		221	214
3.910% due 11/25/2035 ^~		4,008	3,794
4.119% due 06/25/2036 ~		1,047	987

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,943	1,968

JPMorgan Alternative Loan Trust
2.930% due 06/27/2037 •(m)		11,575	10,126
3.904% due 11/25/2036 ^~		568	569
4.293% due 05/25/2036 ^~		811	615
6.000% due 12/25/2035 ^		1,074	1,020
9.596% due 06/27/2037 ~		14,110	11,379

JPMorgan Chase Commercial Mortgage Securities Trust
5.010% due 07/15/2042 ~		82	82
5.806% due 01/12/2043 ~(m)		2,768	2,766
5.821% due 10/15/2032 •		4,700	4,468
6.063% due 06/12/2041 ~		10,975	11,359

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Resecuritization Trust
4.412% due 03/21/2037 ~		$3,783	$3,382
6.000% due 09/26/2036		2,383	2,181
6.500% due 04/26/2036 ~		5,861	3,716

Lansdowne Mortgage Securities PLC
0.022% due 09/16/2048 •	EUR	9,935	10,158

Lavender Trust
6.250% due 10/26/2036		$5,094	4,061

LB-UBS Commercial Mortgage Trust
5.973% due 02/15/2040 ~(m)		3,765	3,780
6.355% due 06/15/2038 ~		310	316

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		2,587	2,710

Lehman XS Trust
3.304% due 08/25/2047 ^•		459	413

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		3,536	3,458

Merrill Lynch Mortgage Investors Trust
4.347% due 03/25/2036 ^~(m)		11,042	8,015

Morgan Stanley Capital Trust
5.399% due 12/15/2043		2,543	1,919
6.337% due 08/12/2041 ~(m)		4,063	4,134

Morgan Stanley Mortgage Loan Trust
2.574% due 05/25/2036 •		175	66
4.296% due 05/25/2036 ^~(m)		2,492	1,863
5.962% due 06/25/2036 ^~		2,197	932

Morgan Stanley Re-REMIC Trust
3.246% due 02/26/2037 •		4,205	3,773
3.333% due 03/26/2037 þ		2,558	2,361

Morgan Stanley Resecuritization Trust
4.580% due 06/26/2035 ~(m)		10,902	8,452

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 (m)		4,749	4,598

Motel 6 Trust
9.321% due 08/15/2019 •(m)		37,990	38,575

Natixis Commercial Mortgage Securities Trust
5.394% due 11/15/2034 •		7,294	7,205
6.394% due 11/15/2034 •		3,163	3,103

PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(h)		5	5

RBSSP Resecuritization Trust
4.635% due 09/26/2035 ~		7,641	6,055
6.000% due 06/26/2037 ~		1,635	1,379

Residential Accredit Loans, Inc. Trust
2.554% due 02/25/2037 •		575	538
6.000% due 12/25/2035 ^(m)		2,672	2,637
6.000% due 11/25/2036 ^		3,284	3,025
6.250% due 02/25/2037 ^(m)		4,249	3,988
6.500% due 09/25/2037 ^		1,547	1,521

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		769	619

Residential Asset Securitization Trust
6.000% due 05/25/2036		989	971
6.000% due 02/25/2037 ^		212	154
6.000% due 03/25/2037 ^		2,902	1,722
6.250% due 10/25/2036 ^		125	128

RiverView HECM Trust
2.980% due 05/25/2047 •(m)		16,886	15,465

Sequoia Mortgage Trust
3.453% due 02/20/2034 •(m)		437	427
4.384% due 09/20/2032 ~		531	531

Structured Asset Mortgage Investments Trust
2.614% due 05/25/2036 •		33	31

SunTrust Adjustable Rate Mortgage Loan Trust
4.757% due 02/25/2037 ^~(m)		4,752	4,617

Theatre Hospitals PLC
3.821% due 10/15/2031 •(m)	GBP	36,159	42,849
4.190% due 12/15/2024 «•(k)		778	0
4.571% due 10/15/2031 •		1,718	2,010

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~(m)		$461	453

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 07/25/2046 •		312	300
3.905% due 08/25/2036 ^~		2,097	2,049

Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	0	128,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 12/21/2049 (h)	GBP	0	$1,587
1.584% due 12/21/2049 •		21,074	26,588
2.284% due 12/21/2049 •		2,261	2,915
2.784% due 12/21/2049 •		1,130	1,435
3.284% due 12/21/2049 •		646	823
3.784% due 12/21/2049 •		646	807

Washington Mutual Mortgage Pass-Through Certificates Trust
2.644% due 01/25/2047 ^•		$2,210	2,035
3.097% (12MTA + 0.970%) due 06/25/2046 ~(m)		8,319	5,309
5.750% due 11/25/2035 ^		1,675	1,636
5.967% due 05/25/2036 ^þ(m)		6,842	6,243

Wells Fargo Mortgage Loan Trust
4.152% due 03/27/2037 ~(m)		6,229	5,590

Total Non-Agency Mortgage-Backed Securities (Cost $1,330,818)			1,381,783

ASSET-BACKED SECURITIES 58.9%

Aames Mortgage Investment Trust
3.394% due 07/25/2035 •(m)		19,113	19,196

ACE Securities Corp. Home Equity Loan Trust
2.514% due 12/25/2036 •(m)		25,084	9,150
3.024% due 02/25/2036 ^•(m)		5,577	5,340
3.499% due 07/25/2035 ^•		17,938	13,049

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,610

Aegis Asset-Backed Securities Trust
2.884% due 06/25/2035 •(m)		$12,094	11,058

American Money Management Corp. CLO Ltd.
8.657% due 04/14/2029 •(m)		6,100	5,841

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.014% due 09/25/2035 •(m)		13,750	13,349
4.354% due 09/25/2032 •		1,148	1,172

Arbor Realty Commercial Real Estate Notes Ltd.
6.894% due 04/15/2027 •		5,300	5,343

Argent Securities Trust
2.504% due 06/25/2036 •		2,049	721
2.524% due 04/25/2036 •		1,180	487
2.554% due 06/25/2036 •		4,298	1,533
2.554% due 09/25/2036 •		8,964	3,677
2.594% due 03/25/2036 •(m)		12,593	8,047

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.724% due 01/25/2036 •		16,421	15,420
2.784% due 02/25/2036 •(m)		31,978	26,171
2.864% due 11/25/2035 •		5,851	5,086
3.679% due 11/25/2034 •(m)		9,031	8,744

Asset-Backed Funding Certificates Trust
3.229% due 07/25/2035 •(m)		7,400	7,192
3.454% due 03/25/2034 ^•		910	857

Asset-Backed Securities Corp. Home Equity Loan Trust
4.172% due 08/15/2033 •		525	523

Banco Bilbao Vizcaya Argentaria S.A.
0.312% due 03/22/2046 •	EUR	987	750

Bear Stearns Asset-Backed Securities Trust
2.544% due 12/25/2036 •(m)		$15,950	16,866
3.604% due 07/25/2035 •(m)		39,756	39,002
3.904% due 10/27/2032 •		191	190
4.279% due 12/25/2034 •(m)		18,650	18,316
4.636% due 10/25/2036 ~		366	342
6.000% due 12/25/2035 ^		531	482

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(h)		10,100	8,833

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	2,132

Carrington Mortgage Loan Trust
2.484% due 03/25/2035 •		917	713
2.664% due 02/25/2037 •(m)		9,100	8,580
2.824% due 02/25/2037 •		13,201	11,248
3.454% due 05/25/2035 •		4,400	4,403

Cavendish Square Funding PLC
0.632% due 02/11/2055 •	EUR	1,500	1,702
1.542% due 02/11/2055 •		3,500	3,798

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	$1,837

Citigroup Mortgage Loan Trust
2.544% due 01/25/2037 •(m)		26,282	23,745
2.554% due 12/25/2036 •(m)		23,136	11,997
2.564% due 09/25/2036 •(m)		16,990	12,781
2.604% due 05/25/2037 •(m)		670	498
2.624% due 12/25/2036 •(m)		4,659	2,452
3.104% due 11/25/2046 •		4,867	3,906
6.351% due 05/25/2036 ^þ		2,813	1,613

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~(m)		6,480	6,928

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,907
3.600% due 11/27/2028		1,197	1,365
4.500% due 11/27/2028		1,047	1,194
6.200% due 11/27/2028		1,296	1,478

Coronado CDO Ltd.
4.003% due 09/04/2038 •		$26,538	17,183
6.000% due 09/04/2038		4,258	3,340

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•(m)		29,280	27,574
2.544% due 06/25/2035 •(m)		59,767	54,754
2.544% due 03/25/2037 •(m)		19,432	18,056
2.544% due 07/25/2037 ^•(m)		9,093	8,093
2.544% due 06/25/2047 ^•(m)		42,840	38,628
2.564% due 05/25/2036 •(m)		6,557	6,062
2.604% due 06/25/2037 ^•(m)		19,284	17,705
2.624% due 05/25/2037 •(m)		10,900	10,453
2.624% due 08/25/2037 •(m)		26,000	23,548
2.624% due 05/25/2047 •(m)		17,951	17,225
2.624% due 06/25/2047 ^•(m)		19,000	16,002
2.634% due 04/25/2047 •(m)		35,000	29,279
2.644% due 03/25/2036 •(m)		27,816	25,095
2.694% due 10/25/2047 •(m)		59,229	51,500
2.794% due 04/25/2036 •(m)		8,762	7,895
2.854% due 03/25/2047 ^•		1,508	1,147
2.894% due 04/25/2036 •		15,850	10,557
2.954% due 05/25/2047 ^•		2,994	2,393
3.604% due 06/25/2033 •		128	127
4.651% due 10/25/2046 ^~		427	421
4.758% due 10/25/2032 ^~(m)		19,077	17,476

Countrywide Asset-Backed Certificates Trust
2.554% due 03/25/2047 ^•(m)		10,533	10,386
2.924% due 05/25/2036 •(m)		32,300	27,323
4.129% due 11/25/2034 •(m)		13,611	13,629

Crecera Americas LLC
5.563% due 08/31/2020 •		49,923	50,017

Credit-Based Asset Servicing & Securitization CBO Corp.
2.724% due 09/06/2041 •		65,385	6,310

Credit-Based Asset Servicing & Securitization LLC
3.034% due 07/25/2035 •		3,000	2,795

ECAF Ltd.
4.947% due 06/15/2040 (m)		5,833	6,010

Encore Credit Receivables Trust
3.094% due 07/25/2035 •		421	410

Euromax ABS PLC
0.032% due 11/10/2095 •	EUR	6,000	6,236

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	11,376	5,545

Fieldstone Mortgage Investment Trust
2.574% due 07/25/2036 •		$5,801	3,344

First Franklin Mortgage Loan Trust
0.000% due 04/25/2036 (b)(h)(m)		8,040	7,243
2.644% due 04/25/2036 •(m)		6,825	6,433
2.784% due 02/25/2036 •		5,500	5,114
3.349% due 09/25/2035 •		5,948	4,735
3.379% due 05/25/2036 •		13,779	11,551

Fremont Home Loan Trust
2.554% due 01/25/2037 •		3,604	2,124
2.644% due 02/25/2037 •		1,480	776

Glacier Funding CDO Ltd.
2.835% due 08/04/2035 •		23,884	5,854

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(m)		8,748	7,433

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greystone Commercial Real Estate Ltd.
7.144% due 03/15/2027 •(m)		$25,000	$24,993

GSAA Trust
5.058% due 05/25/2035 þ(m)		5,158	5,431

GSAMP Trust
2.464% due 01/25/2037 •		3,709	2,532
2.494% due 01/25/2037 •		1,106	759
2.564% due 04/25/2036 •		646	481
2.604% due 11/25/2036 •		4,527	2,763
2.654% due 12/25/2036 •		4,970	3,002
2.674% due 04/25/2036 •(m)		23,028	17,498
4.054% due 10/25/2034 •		350	339
4.954% due 10/25/2033 •		171	174

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	1,213

Hillcrest CDO Ltd.
2.793% due 12/10/2039 •		$43,492	17,201

Home Equity Asset Trust
3.499% due 05/25/2035 •(m)		3,800	3,818
3.604% due 07/25/2035 •(m)		4,000	3,840

Home Equity Loan Trust
2.744% due 04/25/2037 •(m)		13,500	11,481

Home Equity Mortgage Loan Asset-Backed Trust
2.564% due 11/25/2036 •(m)		5,523	4,544
2.644% due 04/25/2037 •(m)		3,727	2,853
2.844% due 03/25/2036 •		1,504	1,445

House of Europe Funding PLC
0.000% due 11/08/2090 •	EUR	339	385

Hout Bay Corp.
2.680% due 07/05/2041 •		$81,975	22,133

HSI Asset Securitization Corp. Trust
2.514% due 12/25/2036 •		23,767	9,619
2.564% due 10/25/2036 •		9,323	5,096
2.574% due 12/25/2036 •		14,557	5,900
2.594% due 01/25/2037 •(m)		41,682	33,274
2.794% due 11/25/2035 •(m)		5,796	5,724

IXIS Real Estate Capital Trust
3.379% due 09/25/2035 ^•		5,457	4,901

JPMorgan Mortgage Acquisition Trust
2.554% due 07/25/2036 •		1,774	1,032
2.564% due 07/25/2036 ^•		1,278	520
5.462% due 09/25/2029 ^þ		3,604	2,841
5.888% due 10/25/2036 ^þ(m)		12,012	9,465

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	4,155

Lehman XS Trust
4.748% due 05/25/2037 ^~(m)		$11,040	9,108

Long Beach Mortgage Loan Trust
2.594% due 02/25/2036 •(m)		43,811	37,422
3.054% due 09/25/2034 •		1,216	1,186
3.109% due 11/25/2035 •(m)		38,225	31,152

Marlette Funding Trust
0.000% due 07/16/2029 «(h)		16	7,247
0.000% due 09/17/2029 (c)(h)		20	8,542

MASTR Asset-Backed Securities Trust
2.574% due 06/25/2036 •(m)		6,936	6,212
2.584% due 02/25/2036 •(m)		8,140	4,265
2.644% due 06/25/2036 •		3,631	2,118
2.944% due 12/25/2035 •(m)		11,532	7,847

Morgan Stanley ABS Capital, Inc. Trust
2.464% due 09/25/2036 •		3,946	1,919
2.474% due 10/25/2036 •		4	3
2.544% due 10/25/2036 •(m)		9,740	6,024
2.554% due 06/25/2036 •(m)		6,848	4,500
2.554% due 06/25/2036 •		780	643
2.554% due 09/25/2036 •		7,928	3,936
2.554% due 11/25/2036 •(m)		18,569	13,383
2.624% due 10/25/2036 •		4,694	2,936
3.079% due 09/25/2035 •(m)		18,121	17,379
3.439% due 01/25/2035 •		4,709	2,799
4.354% due 05/25/2034 •		1,912	1,904

National Collegiate Commutation Trust
0.000% due 03/25/2038		26,600	11,319
0.000% due 03/25/2038 •		60,400	25,915

New Century Home Equity Loan Trust
5.404% due 01/25/2033 ^•		459	425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.734% due 10/25/2036 ^•	$4,847	$1,639
2.824% due 02/25/2036 •(m)	31,899	26,000

Ocean Trails CLO
7.635% due 08/13/2025 •(m)	3,500	3,494

Option One Mortgage Loan Trust
2.534% due 07/25/2037 •(m)	16,762	12,119
2.544% due 01/25/2037 •(m)	11,069	7,340
2.624% due 01/25/2037 •	2,258	1,513
2.654% due 03/25/2037 •	691	412
2.734% due 04/25/2037 •	2,652	1,792

Option One Mortgage Loan Trust Asset-Backed Certificates
2.864% due 11/25/2035 •(m)	13,200	12,914

Park Place Securities, Inc.
3.034% due 09/25/2035 •(m)	7,240	6,878

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.894% due 08/25/2035 •(m)	8,350	8,231
3.229% due 07/25/2035 •(m)	30,950	30,092
3.439% due 03/25/2035 ^•(m)	7,500	7,186
3.529% due 10/25/2034 •(m)	10,000	9,882
4.129% due 02/25/2035 •(m)	29,447	29,148
4.429% due 12/25/2034 •(m)	25,974	24,123

Popular ABS Mortgage Pass-Through Trust
3.094% due 06/25/2035 •	626	625
3.554% due 06/25/2035 •	1,349	1,342

RAAC Trust
4.154% due 05/25/2046 •(m)	17,151	14,857

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	3,158	1,434

Residential Asset Mortgage Products Trust
2.724% due 01/25/2036 •(m)	11,007	10,053
2.784% due 01/25/2036 •(m)	4,360	4,327
3.124% due 02/25/2035 •	250	251
3.180% due 04/25/2034 •(m)	3,593	3,584
3.300% due 04/25/2034 •(m)	3,781	3,767
4.005% due 04/25/2034 ^•	1,211	968
4.410% due 04/25/2034 ^•	1,738	1,387

Residential Asset Securities Corp. Trust
2.534% due 11/25/2036 •(m)	10,023	8,534
2.574% due 10/25/2036 •	10,480	8,073
2.684% due 04/25/2036 •(m)	5,270	5,146
2.734% due 04/25/2036 •	6,236	4,566
2.744% due 05/25/2037 •	9,275	9,248
3.064% due 12/25/2035 •(m)	14,659	12,325
3.529% due 02/25/2035 •(m)	1,900	1,920

Securitized Asset-Backed Receivables LLC Trust
2.544% due 07/25/2036 •(m)	21,403	17,684
2.564% due 07/25/2036 •	2,818	1,469
2.654% due 05/25/2036 •(m)	18,265	11,956
2.674% due 03/25/2036 •(m)	7,162	6,736
2.854% due 10/25/2035 •(m)	13,000	12,752
3.004% due 11/25/2035 •(m)	10,783	8,316
3.064% due 08/25/2035 ^•(m)	3,093	2,112

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)	25	24,284

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)	20	13,737

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)	5	4,232

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(h)	200	2,022
0.000% due 01/25/2039 (h)	21,280	7,373
0.000% due 05/25/2040 (h)	22,175	9,570
0.000% due 07/25/2040 «(h)	110	5,626
0.000% due 09/25/2040 (h)	9,122	5,235

Soloso CDO Ltd.
2.909% due 10/07/2037 •	11,318	9,281

Soundview Home Loan Trust
2.554% due 06/25/2037 •(m)	3,354	2,385
2.564% due 11/25/2036 •(m)	5,844	5,803
2.584% due 02/25/2037 •	8,183	3,166
2.664% due 02/25/2037 •(m)	9,496	3,745
2.684% due 05/25/2036 •(m)	14,665	14,366
2.754% due 03/25/2036 •(m)	7,933	7,782
3.354% due 10/25/2037 •(m)	6,284	5,352
3.504% due 09/25/2037 •(m)	2,571	2,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
2.754% due 03/25/2037 •		$593	$316
3.379% due 12/25/2035 •(m)		3,119	3,128
4.204% due 05/25/2035 •		1,818	1,786
4.268% due 02/25/2037 ^þ		3,243	1,811

Symphony CLO Ltd.
7.197% due 07/14/2026 •		10,700	10,199
7.497% due 10/15/2025 •(m)		9,850	9,589

Taberna Preferred Funding Ltd.
2.905% due 05/05/2038 •		7,186	6,863
2.915% due 02/05/2037 •		22,525	19,935
2.940% due 08/05/2036 ^•		14,072	12,594
2.940% due 08/05/2036 •		3,498	3,131

Trapeza CDO LLC
3.702% due 01/20/2034 •(m)		6,367	6,335

Wachovia Mortgage Loan Trust
3.094% due 10/25/2035 •(m)		8,000	7,615

Wells Fargo Home Equity Asset-Backed Securities Trust
2.734% due 05/25/2036 •(m)		5,000	4,976

Total Asset-Backed Securities (Cost $1,751,763)			1,909,902

SOVEREIGN ISSUES 5.8%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	800	712
3.380% due 12/31/2038 þ(m)		26,572	17,272
3.875% due 01/15/2022 (m)		7,800	7,283
5.250% due 01/15/2028		400	332
6.250% due 11/09/2047		200	165
7.820% due 12/31/2033 (m)		54,148	51,448
40.244% (BADLARPP) due 10/04/2022 ~	ARS	1,302	45
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		330,730	6,705
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		4,700	107
63.705% due 06/21/2020 ~(a)		453,991	10,432

Autonomous City of Buenos Aires Argentina
52.674% (BADLARPP + 3.250%) due 03/29/2024 ~(a)		1,686,318	32,502

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	123
4.950% due 02/11/2020		100	117

Export-Credit Bank of Turkey
8.250% due 01/24/2024 (m)		$800	838

Peru Government International Bond
5.400% due 08/12/2034	PEN	779	242
5.700% due 08/12/2024		157	52
5.940% due 02/12/2029		18,979	6,292
6.350% due 08/12/2028		26,894	9,174
6.900% due 08/12/2037		394	140
6.950% due 08/12/2031		2,990	1,065
8.200% due 08/12/2026		8,138	3,075

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	738,275	13,779

Turkey Government International Bond
3.250% due 06/14/2025	EUR	600	635
4.625% due 03/31/2025 (m)		9,200	10,451
5.200% due 02/16/2026 (m)		3,200	3,685
7.625% due 04/26/2029 (m)		$10,300	10,571

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		1,330	361
8.250% due 10/13/2024 ^(e)		188	52
9.250% due 09/15/2027 ^(e)		1,654	484

Total Sovereign Issues (Cost $241,126)			188,139

		SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (f)		2,994,420	14,134

iHeartMedia, Inc.		2,228	33

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘A’ (f)	165,846	$2,496

		16,663

CONSUMER DISCRETIONARY 0.8%

Caesars Entertainment Corp. (f)	2,222,152	26,266

ENERGY 0.1%

Dommo Energia S.A. «(f)(k)	4,547,775	3,228

Dommo Energia S.A. SP - ADR «(f)	8,580	79

Forbes Energy Services Ltd. (f)(k)	152,625	343

		3,650

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(k)	240,452	3,486

		3,486

UTILITIES 0.4%

Eneva S.A. (f)(k)	32,781	206

Eneva S.A. (k)	105,612	663

TexGen Power LLC «	285,522	11,207

		12,076

Total Common Stocks (Cost $71,437)		62,141

WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	1,080,118	16,256

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	2,530,304	$2,982

Total Warrants (Cost $23,162)		19,238

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 1.8%

Nationwide Building Society
10.250% ~	285,475	54,880

OCP CLO Ltd.
0.000% due 04/26/2028 (h)	2,600	2,212

		57,092

INDUSTRIALS 1.8%

Sequa Corp.
9.000% «	55,703	59,379

Total Preferred Securities (Cost $104,276)		116,471

REAL ESTATE INVESTMENT TRUSTS 1.7%

REAL ESTATE 1.7%

VICI Properties, Inc.	2,572,665	56,702

Total Real Estate Investment Trusts (Cost $37,244)		56,702

SHORT-TERM INSTRUMENTS 5.6%

REPURCHASE AGREEMENTS (l) 5.0%
		160,790

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.6%
2.152% due 08/06/2019 - 08/22/2019 (g)(h)(m)(o)(q)	$20,748	$20,696

Total Short-Term Instruments (Cost $181,484)		181,486

Total Investments in Securities (Cost $5,761,653)		5,934,823

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

COMMON STOCKS 0.3%

INDUSTRIALS 0.3%

Sierra Hamilton Holder LLC «(K)	30,136,800	8,561

Total Common Stocks (Cost $7,639)		8,561

Total Investments in Affiliates (Cost $7,639)		8,561

Total Investments 183.2% (Cost $5,769,292)		$5,943,384

Financial Derivative Instruments (n)(p) (0.2)% (Cost or Premiums, net $15,260)		(5,672)

Other Assets and Liabilities, net (83.0)%		(2,692,742)

Net Assets 100.0%		$3,244,970

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$1,183	$3,228	0.10%
Eneva S.A.	12/21/2017	141	206	0.01
Eneva S.A.	03/25/2019	503	663	0.02
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	343	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	23,959	0.74
Preylock Reitman Santa Cruz Mezz LLC 7.912% due 11/09/2022	04/09/2018	31,560	31,685	0.98
Sierra Hamilton Holder LLC	07/31/2017	7,639	8,561	0.26
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	24	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014	7,007	3,486	0.11

		$78,637	$72,131	2.23%

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	2.520%	06/28/2019	07/01/2019	$107,400	U.S. Treasury Notes 2.000% due 12/31/2021	$(108,561)	$107,400	$107,423
FICC	2.000	06/28/2019	07/01/2019	2,890	U.S. Treasury Notes 2.250% due 03/31/2021	(2,948)	2,890	2,890
RDR	2.550	06/28/2019	07/01/2019	50,500	U.S. Treasury Notes 1.875% due 04/30/2022	(51,572)	50,500	50,511

Total Repurchase Agreements						$(163,081)	$160,790	$160,824

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.500%	05/10/2019	08/12/2019		$	(21,121)	$(21,228)
BPS	(0.250)	05/14/2019	08/14/2019		EUR	(390)	(443)
	(0.150)	05/14/2019	08/14/2019			(3,439)	(3,909)
	(0.050)	06/04/2019	09/04/2019			(6,967)	(7,922)
	0.050	05/27/2019	08/27/2019			(3,695)	(4,202)
	1.000	04/08/2019	07/08/2019		GBP	(10,270)	(13,073)
	1.050	04/08/2019	07/08/2019			(4,800)	(6,110)
	2.970	06/10/2019	07/10/2019		$	(5,017)	(5,026)
	3.080	06/07/2019	09/06/2019			(4,829)	(4,839)
	3.150	04/11/2019	07/11/2019			(13,234)	(13,328)
	3.150	05/20/2019	08/20/2019			(12,795)	(12,842)
	3.150	06/03/2019	09/03/2019			(1,556)	(1,560)
	3.390	06/19/2019	07/19/2019			(43,332)	(43,381)
	3.403	06/21/2019	07/22/2019			(6,936)	(6,943)
	3.479	03/05/2019	03/05/2020			(22,261)	(22,317)
	3.530	05/14/2019	08/14/2019			(4,950)	(4,973)
	3.600	04/11/2019	07/11/2019			(21,375)	(21,548)
	3.933	11/16/2018	TBD	(3)		(58,554)	(58,848)
BRC	0.750	06/20/2019	TBD	(3)		(442)	(442)
	1.850	06/05/2019	TBD	(3)		(14,220)	(14,239)
	2.600	12/24/2018	TBD	(3)		(10,046)	(10,183)
	2.850	05/20/2019	08/20/2019			(882)	(885)
	2.950	05/20/2019	08/20/2019			(1,234)	(1,238)
	3.020	05/20/2019	08/20/2019			(44)	(44)
	3.250	12/24/2018	TBD	(3)		(2,377)	(2,418)
	3.250	06/14/2019	07/16/2019			(5,712)	(5,721)
	3.300	05/13/2019	08/13/2019			(3,967)	(3,985)
	3.300	06/05/2019	09/05/2019			(3,951)	(3,960)
	3.385	05/10/2019	08/12/2019			(2,800)	(2,814)
	3.403	06/21/2019	07/22/2019			(6,089)	(6,095)
	3.411	06/27/2019	12/27/2019			(30,075)	(30,086)
	3.522	05/21/2019	08/21/2019			(5,475)	(5,497)
	3.581	04/23/2019	07/23/2019			(3,133)	(3,154)
	3.588	04/16/2019	07/16/2019			(41,020)	(41,331)
	3.601	04/18/2019	07/18/2019			(4,725)	(4,760)
	4.598	08/16/2017	07/05/2019			(14,167)	(14,324)
	4.598	04/13/2018	07/05/2019			(23,570)	(23,832)
CFR	(0.200)	06/20/2019	09/17/2019		EUR	(1,007)	(1,145)
	0.900	06/20/2019	09/18/2019		GBP	(1,955)	(2,484)
DBL	0.650	04/16/2019	07/16/2019		EUR	(923)	(1,051)
	3.229	06/05/2019	03/05/2020		$	(4,331)	(4,341)
	3.315	02/07/2019	02/07/2020			(29,550)	(29,700)
	3.494	01/31/2019	01/31/2020			(21,404)	(21,533)
FOB	2.720	06/10/2019	07/10/2019			(23,631)	(23,668)
GLM	0.450	05/13/2019	08/13/2019		EUR	(14,657)	(16,677)
	3.472	06/07/2019	09/06/2019		$	(4,858)	(4,869)
	3.518	05/15/2019	08/15/2019			(6,330)	(6,359)
	3.601	04/17/2019	07/17/2019			(38,098)	(38,384)
	3.720	06/03/2019	09/03/2019			(11,750)	(11,784)
IND	3.270	05/20/2019	08/20/2019			(5,026)	(5,045)
JML	(0.320)	04/23/2019	07/23/2019		EUR	(1,004)	(1,141)
	(0.300)	05/14/2019	08/12/2019			(1,108)	(1,259)
	(0.300)	06/04/2019	09/03/2019			(13,090)	(14,881)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	83

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	(0.300	) %	06/14/2019	09/16/2019		EUR	(2,752)	$(3,129)
	(0.250)		05/10/2019	08/12/2019			(3,636)	(4,133)
	(0.200)		06/05/2019	09/04/2019			(2,694)	(3,063)
	(0.150)		10/22/2018	TBD	(3)		(1,148)	(1,304)
	(0.150)		06/05/2019	09/04/2019			(3,636)	(4,134)
	0.000		05/28/2019	08/23/2019			(11,516)	(13,095)
	0.200		06/19/2019	09/04/2019			(20,240)	(23,016)
	0.290		05/28/2019	08/27/2019			(1,875)	(2,133)
	0.492		05/28/2019	08/27/2019			(3,455)	(3,931)
	0.900		04/24/2019	07/24/2019		GBP	(32,977)	(41,949)
	0.900		05/14/2019	08/12/2019			(2,151)	(2,735)
	0.900		05/28/2019	08/27/2019			(15,920)	(20,234)
	0.950		04/23/2019	07/23/2019			(613)	(780)
	0.950		04/24/2019	07/24/2019			(10,728)	(13,648)
	0.950		05/14/2019	08/12/2019			(4,285)	(5,448)
	0.950		06/04/2019	09/03/2019			(30,622)	(38,915)
	0.950		06/05/2019	09/04/2019			(15,742)	(20,005)
	0.950		06/07/2019	07/08/2019			(10,104)	(12,839)
	0.950		06/18/2019	09/04/2019			(41,617)	(52,869)
	0.950		06/18/2019	09/18/2019			(3,028)	(3,847)
	1.100		05/28/2019	08/23/2019			(9,676)	(12,301)
	2.950		06/13/2019	07/12/2019		$	(5,494)	(5,502)
JPS	3.686		04/25/2019	07/25/2019			(19,906)	(20,043)
MEI	0.000		05/24/2019	07/24/2019		EUR	(34,259)	(38,956)
	2.900		06/17/2019	07/17/2019		$	(8,930)	(8,940)
MSB	3.687		03/20/2019	03/20/2020			(20,257)	(20,280)
	3.710		09/20/2018	09/17/2019			(34,243)	(34,293)
	3.729		06/05/2019	06/05/2020			(18,680)	(18,730)
	3.775		08/16/2018	08/16/2019			(9,590)	(9,636)
	3.825		08/16/2018	08/16/2019			(4,549)	(4,571)
	3.886		04/26/2019	04/27/2020			(20,426)	(20,572)
	3.892		10/23/2018	10/23/2019			(52,189)	(52,578)
	3.896		10/03/2018	10/03/2019			(2,126)	(2,146)
	3.897		07/13/2018	07/15/2019			(5,943)	(5,993)
	3.926		02/05/2019	02/05/2020			(28,337)	(28,510)
MZF	3.340		06/19/2019	07/19/2019			(31,454)	(31,489)
	3.512		05/08/2019	08/08/2019			(23,645)	(23,770)
	3.531		04/11/2019	07/11/2019			(15,884)	(16,010)
	3.551		04/22/2019	07/22/2019			(41,629)	(41,916)
NOM	3.000		06/13/2019	07/12/2019			(27,058)	(27,099)
	3.000		06/17/2019	07/17/2019			(1,644)	(1,646)
	3.000		06/19/2019	07/19/2019			(6,541)	(6,548)
	3.000		06/21/2019	07/19/2019			(2,331)	(2,333)
	3.000		07/01/2019	07/11/2019			(409)	(409)
	3.050		06/19/2019	07/19/2019			(17,217)	(17,234)
	4.590		05/04/2018	08/05/2019			(19,176)	(19,313)
	4.601		08/04/2017	TBD	(3)		(25,721)	(25,905)
RBC	3.580		04/11/2019	07/11/2019			(22,767)	(22,950)
	3.760		05/08/2019	08/08/2019			(4,417)	(4,442)
	3.860		01/18/2019	07/18/2019			(18,382)	(18,705)
RCE	1.771		04/18/2019	07/18/2019		GBP	(2,076)	(2,646)
RCY	3.150		06/11/2019	09/10/2019		$	(397)	(398)
RDR	2.630		06/20/2019	07/22/2019			(750)	(751)
	2.640		06/11/2019	07/11/2019			(1,717)	(1,720)
	2.800		04/23/2019	07/23/2019			(1,457)	(1,465)
	2.800		04/26/2019	07/23/2019			(261)	(262)
RTA	2.920		06/06/2019	09/06/2019			(6,449)	(6,462)
	2.970		05/20/2019	08/20/2019			(37,169)	(37,298)
	2.970		05/30/2019	08/20/2019			(266)	(267)
	2.970		06/17/2019	08/20/2019			(2,457)	(2,460)
	3.081		04/24/2019	07/24/2019			(12,036)	(12,106)
	3.083		04/26/2019	07/26/2019			(16,897)	(16,992)
	3.101		04/22/2019	07/22/2019			(1,506)	(1,515)
	3.179		03/12/2019	09/12/2019			(1,149)	(1,160)
	3.188		03/07/2019	09/09/2019			(4,773)	(4,822)
	3.560		05/06/2019	08/06/2019			(7,515)	(7,557)
	3.560		05/07/2019	08/07/2019			(6,734)	(6,771)
	3.580		04/25/2019	07/25/2019			(17,838)	(17,957)
	3.588		04/17/2019	07/17/2019			(1,342)	(1,352)
	3.597		04/16/2019	07/16/2019			(5,892)	(5,937)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.604%	04/11/2019	07/11/2019		$	(7,547)	$(7,608)
	3.676	03/14/2019	09/16/2019			(19,192)	(19,406)
	3.682	03/04/2019	09/04/2019			(7,231)	(7,319)
	3.688	03/07/2019	09/09/2019			(29,738)	(30,091)
	3.693	02/21/2019	08/21/2019			(8,023)	(8,130)
	3.721	03/20/2019	09/20/2019			(16,606)	(16,783)
	3.726	03/25/2019	09/25/2019			(8,267)	(8,351)
	3.729	03/12/2019	09/12/2019			(3,116)	(3,152)
	3.765	02/08/2019	08/08/2019			(1,466)	(1,488)
	3.811	01/31/2019	07/31/2019			(7,002)	(7,114)
	4.444	10/31/2017	TBD	(3)		(3,884)	(3,914)
	4.444	11/23/2018	10/31/2019			(11,096)	(11,181)
SBI	1.250	05/06/2019	TBD	(3)		(984)	(986)
	3.283	04/29/2019	07/29/2019			(5,412)	(5,443)
	3.581	04/11/2019	07/11/2019			(71,432)	(72,008)
	3.592	04/23/2019	07/23/2019			(55,428)	(55,810)
	3.765	02/11/2019	08/12/2019			(31,805)	(32,271)
SOG	0.478	06/05/2019	09/05/2019		EUR	(4,081)	(4,643)
	3.080	06/12/2019	07/12/2019		$	(5,552)	(5,561)
	3.090	06/05/2019	09/05/2019			(10,958)	(10,982)
	3.090	06/07/2019	09/09/2019			(23,174)	(23,222)
	3.100	06/18/2019	07/18/2019			(4,799)	(4,804)
	3.100	06/21/2019	07/22/2019			(20,350)	(20,368)
	3.140	05/20/2019	08/20/2019			(2,698)	(2,708)
	3.140	05/21/2019	08/21/2019			(16,207)	(16,265)
	3.140	05/28/2019	08/28/2019			(27,910)	(27,993)
	3.150	04/08/2019	07/08/2019			(1,004)	(1,011)
	3.150	04/11/2019	07/11/2019			(700)	(705)
	3.150	04/23/2019	07/23/2019			(9,569)	(9,627)
	3.150	05/01/2019	08/01/2019			(8,507)	(8,552)
	3.150	05/06/2019	08/06/2019			(7,750)	(7,788)
	3.150	06/03/2019	07/23/2019			(1,595)	(1,599)
	3.150	06/12/2019	07/08/2019			(177)	(177)
	3.360	06/14/2019	09/13/2019			(18,946)	(18,976)
	3.441	06/11/2019	09/10/2019			(33,749)	(33,813)
	3.468	05/14/2019	08/14/2019			(45,865)	(46,077)
	3.474	05/22/2019	08/22/2019			(11,226)	(11,269)
	3.531	04/10/2019	07/10/2019			(20,499)	(20,664)
	3.531	04/24/2019	07/23/2019			(20,238)	(20,373)
UBS	(0.200)	05/22/2019	08/22/2019		EUR	(321)	(365)
	(0.150)	06/14/2019	09/16/2019			(10,265)	(11,672)
	0.444	05/03/2019	08/05/2019			(15,537)	(17,680)
	0.950	05/28/2019	08/28/2019		GBP	(1,070)	(1,360)
	0.950	06/10/2019	09/10/2019			(8,767)	(11,139)
	1.050	05/07/2019	08/07/2019			(3,246)	(4,128)
	1.621	04/29/2019	07/29/2019			(27,523)	(35,051)
	1.674	04/15/2019	07/15/2019			(31,549)	(40,208)
	2.700	06/04/2019	09/04/2019		$	(904)	(906)
	2.830	06/18/2019	07/18/2019			(18,760)	(18,779)
	2.860	06/13/2019	07/12/2019			(1,119)	(1,121)
	2.900	06/07/2019	09/06/2019			(4,332)	(4,340)
	2.900	06/07/2019	09/09/2019			(6,135)	(6,147)
	2.900	06/11/2019	09/10/2019			(22,875)	(22,912)
	2.920	06/05/2019	09/05/2019			(6,520)	(6,534)
	2.930	06/18/2019	07/18/2019			(7,449)	(7,457)
	2.950	06/11/2019	09/10/2019			(4,339)	(4,346)
	2.960	06/13/2019	07/12/2019			(5,828)	(5,837)
	2.970	05/20/2019	08/20/2019			(33,460)	(33,576)
	2.970	05/22/2019	08/22/2019			(7,367)	(7,391)
	2.980	05/13/2019	08/13/2019			(38,115)	(38,270)
	3.000	02/21/2019	TBD	(3)		(5,179)	(5,235)
	3.000	02/22/2019	TBD	(3)		(8,557)	(8,649)
	3.000	05/24/2019	TBD	(3)		(30,009)	(30,104)
	3.000	06/07/2019	TBD	(3)		(23,677)	(23,724)
	3.000	06/11/2019	09/10/2019			(2,963)	(2,968)
	3.010	05/06/2019	08/06/2019			(4,752)	(4,774)
	3.010	05/07/2019	08/07/2019			(13,771)	(13,834)
	3.010	06/11/2019	08/06/2019			(201)	(201)
	3.020	05/06/2019	08/06/2019			(15,632)	(15,705)
	3.020	05/22/2019	08/22/2019			(686)	(688)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	85

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.020%	06/05/2019	09/05/2019	$	(7,387)	$(7,403)
	3.030	04/10/2019	07/10/2019		(27,659)	(27,850)
	3.030	04/11/2019	07/11/2019		(8,326)	(8,383)
	3.040	04/08/2019	07/08/2019		(1,120)	(1,128)
	3.050	04/22/2019	07/22/2019		(7,767)	(7,813)
	3.050	06/07/2019	09/09/2019		(789)	(791)
	3.050	06/11/2019	07/22/2019		(3,446)	(3,452)
	3.060	05/06/2019	08/06/2019		(1,583)	(1,591)
	3.070	06/05/2019	09/05/2019		(1,745)	(1,749)
	3.080	04/10/2019	07/10/2019		(1,556)	(1,567)
	3.100	04/22/2019	07/22/2019		(1,564)	(1,573)
	3.110	05/06/2019	08/06/2019		(543)	(546)
	3.120	05/22/2019	08/22/2019		(1,325)	(1,330)
	3.130	04/24/2019	07/24/2019		(4,619)	(4,646)
	3.150	04/22/2019	07/22/2019		(2,837)	(2,854)
	3.160	05/06/2019	08/06/2019		(20,597)	(20,698)
	3.180	04/10/2019	07/10/2019		(6,436)	(6,483)
	3.330	06/18/2019	07/18/2019		(10,349)	(10,361)
	3.480	05/13/2019	08/13/2019		(6,963)	(6,996)
	3.530	04/10/2019	07/10/2019		(9,189)	(9,263)
	3.530	04/24/2019	07/24/2019		(29,337)	(29,533)
	3.630	04/24/2019	07/24/2019		(29,312)	(29,513)

Total Reverse Repurchase Agreements						$(2,714,602)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(21,228)	$0	$(21,228)	$25,042	$3,814
BPS	0	(231,264)	0	(231,264)	294,459	63,195
BRC	0	(175,008)	0	(175,008)	233,143	58,135
BSN	107,423	0	0	107,423	(108,561)	(1,138)
CFR	0	(3,629)	0	(3,629)	4,006	377
DBL	0	(56,625)	0	(56,625)	72,710	16,085
FICC	2,890	0	0	2,890	(2,948)	(58)
FOB	0	(23,668)	0	(23,668)	25,449	1,781
GLM	0	(78,073)	0	(78,073)	104,908	26,835
IND	0	(5,045)	0	(5,045)	6,010	965
JML	0	(306,291)	0	(306,291)	359,481	53,190
JPS	0	(20,043)	0	(20,043)	24,993	4,950
MEI	0	(47,896)	0	(47,896)	57,802	9,906
MSB	0	(197,309)	0	(197,309)	282,487	85,178
MZF	0	(113,185)	0	(113,185)	141,545	28,360
NOM	0	(100,487)	0	(100,487)	124,002	23,515
RBC	0	(46,097)	0	(46,097)	63,879	17,782
RCE	0	(2,646)	0	(2,646)	3,036	390
RCY	0	(398)	0	(398)	492	94
RDR	50,511	(4,198)	0	46,313	(47,075)	(762)
RTA	0	(247,193)	0	(247,193)	310,406	63,213
SBI	0	(166,518)	0	(166,518)	214,349	47,831
SOG	0	(297,177)	0	(297,177)	359,818	62,641
UBS	0	(570,624)	0	(570,624)	697,535	126,911

Total Borrowings and Other Financing Transactions	$160,824	$(2,714,602)	$0

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(377,897)	$(612,928)	$(97,284)	$(1,088,109)
U.S. Government Agencies	0	(46,415)	(1,958)	0	(48,373)
Non-Agency Mortgage-Backed Securities	0	(284,937)	(205,301)	(167,717)	(657,955)
Asset-Backed Securities	0	(391,638)	(289,826)	(157,019)	(838,483)
Sovereign Issues	0	(47,896)	(33,377)	0	(81,273)

Total Borrowings	$0	$(1,148,783)	$(1,143,390)	$(422,020)	$(2,714,193)

Payable for reverse repurchase agreements(5)					$(2,714,193)

(m)	Securities with an aggregate market value of $3,428,020 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(2,605,672) at a weighted average interest rate of 2.944%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(409) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	4.348%	$100	$(1)	$4	$3	$1	$0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	38.762	31,430	(1,130)	(6,531)	(7,661)	0	(104)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	30.838	2,800	(378)	(653)	(1,031)	0	(5)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	2,800	(159)	183	24	0	(1)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.149	13,300	249	1,006	1,255	6	0

						$(1,419)	$(5,991)	$(7,410)	$7	$(110)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	102,200	$4,746	$1,212	$5,958	$19	$0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(8,492)	(10,164)	0	(370)
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023		$2,200	(8)	53	45	0	(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	(3,157)	(73)	0	(144)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		464,100	11,168	(15,166)	(3,998)	0	(619)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	10,594	(7,240)	0	(338)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	2,029	3,074	0	(100)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		14,000	(49)	(1,230)	(1,279)	22	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		168,700	13,390	2,442	15,832	0	(296)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		178,500	599	(24,063)	(23,464)	757	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		173,800	4,758	(15,715)	(10,957)	1,058	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		8,900	825	(1,335)	(510)	53	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	41,800	1,036	2,801	3,837	0	(47)
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	69,700	(616)	(3,813)	(4,429)	0	(281)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		5,500	(109)	(61)	(170)	0	(22)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		2,000	(208)	(129)	(337)	0	(15)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	225,275	(1,635)	(10,636)	(12,271)	218	0

							$18,520	$(64,666)	$(46,146)	$2,127	$(2,233)

Total Swap Agreements							$17,101	$(70,657)	$(53,556)	$2,134	$(2,343)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	87

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,134	$2,134	$0	$0	$(2,343)	$(2,343)

(o)	Securities with an aggregate market value of $4,643 and cash of $65,722 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	EUR	104,571		$116,854	$0	$(2,054)
	07/2019		$4,422	CAD	5,816	19	0
	08/2019	CAD	5,816		$4,425	0	(19)

BPS	07/2019		1,141		865	0	(6)
	07/2019	EUR	2,141		2,400	0	(34)
	07/2019		$3,270	ARS	160,658	365	0
	07/2019		1,318	GBP	1,034	0	(5)
	07/2019		5,224	PEN	17,220	2	0
	08/2019	ARS	304,093		$6,814	46	0
	08/2019		$1,857	EUR	1,628	0	(2)
	09/2019	PEN	17,220		$5,209	0	(4)

BRC	07/2019		$8,078	GBP	6,355	9	(17)
	10/2019		31,721	MXN	621,299	123	0

CBK	07/2019	AUD	912		$635	0	(5)
	07/2019	CAD	4,675		3,466	0	(104)
	07/2019	GBP	97,285		123,264	0	(282)
	07/2019		$121,898	EUR	107,257	64	0
	07/2019		472,468	GBP	371,847	0	(241)
	08/2019	EUR	107,257		$122,209	0	(67)
	08/2019	GBP	371,847		473,192	229	0
	09/2019	PEN	435		130	0	(2)

GLM	07/2019		17,220		5,203	0	(23)
	07/2019		$523	ARS	24,601	49	0
	07/2019		2,873	EUR	2,521	0	(6)
	07/2019		11,045	GBP	8,676	0	(27)
	08/2019		33,755	RUB	2,222,448	1,095	0
	12/2019	ARS	1,446,602		$25,002	0	(1,869)

HUS	07/2019		262,979		5,299	0	(619)
	07/2019	BRL	25,891		6,756	14	0
	07/2019		$135	ARS	6,682	18	0
	07/2019		6,773	BRL	25,891	0	(31)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2019	BRL	25,891		$6,753	$30	$0
	08/2019	PEN	324		97	0	(1)
	08/2019		$2,143	GBP	1,685	1	0

JPM	07/2019	EUR	4,003		$4,515	0	(37)
	07/2019		$1,059	EUR	937	6	0
	07/2019		2,149	GBP	1,692	0	(1)

MYI	08/2019	NZD	65		$43	0	(1)

SCX	07/2019	BRL	25,891		6,423	0	(319)
	07/2019	GBP	292,319		369,987	0	(1,243)
	07/2019		$6,756	BRL	25,891	0	(14)

Total Forward Foreign Currency Contracts						$2,070	$(7,033)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	0.491%	$1,120	$(163)	$171	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	7,451	$(1,674)	$1,135	$0	$(539)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	2.387% (3-Month USD-LIBOR)	Maturity	09/20/2019	$700	$(4)	$35	$31	$0

Total Swap Agreements								$(1,841)	$1,341	$39	$(539)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$19	$0	$0	$19	$(2,073)	$0	$0	$(2,073)	$(2,054)	$2,318	$264
BPS	413	0	0	413	(51)	0	0	(51)	362	0	362
BRC	132	0	0	132	(17)	0	(539)	(556)	(424)	436	12
CBK	293	0	0	293	(701)	0	0	(701)	(408)	145	(263)
DUB	0	0	0	0	0	0	0	0	0	(170)	(170)
GLM	1,144	0	0	1,144	(1,925)	0	0	(1,925)	(781)	571	(210)
GST	0	0	39	39	0	0	0	0	39	0	39
HUS	63	0	0	63	(651)	0	0	(651)	(588)	1,180	592
JPM	6	0	0	6	(38)	0	0	(38)	(32)	0	(32)
MYC	0	0	0	0	0	0	0	0	0	(745)	(745)
MYI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	0	0	0	0	(1,576)	0	0	(1,576)	(1,576)	1,111	(465)

Total Over the Counter	$2,070	$0	$39	$2,109	$(7,033)	$0	$(539)	$(7,572)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	89

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

(q)

Securities with an aggregate market value of $5,761 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$2,127	$2,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,070	$0	$2,070
Swap Agreements	0	8	0	0	31	39

	$0	$8	$0	$2,070	$31	$2,109

	$0	$15	$0	$2,070	$2,158	$4,243

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$110	$0	$0	$2,233	$2,343

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,033	$0	$7,033
Swap Agreements	0	539	0	0	0	539

	$0	$539	$0	$7,033	$0	$7,572

	$0	$649	$0	$7,033	$2,233	$9,915

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,771	$0	$0	$8,860	$11,631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,606	$0	$47,606
Swap Agreements	0	8,476	0	0	9	8,485

	$0	$8,476	$0	$47,606	$9	$56,091

	$0	$11,247	$0	$47,606	$8,869	$67,722

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(6,227)	$0	$0	$22,212	$15,985

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,686)	$0	$(8,686)
Swap Agreements	0	25	0	0	35	60

	$0	$25	$0	$(8,686)	$35	$(8,626)

	$0	$(6,202)	$0	$(8,686)	$22,247	$7,359

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$263,791	$85,100	$348,891
Corporate Bonds & Notes
Banking & Finance	0	554,137	32,866	587,003
Industrials	0	693,191	3,578	696,769
Utilities	0	221,603	0	221,603
Convertible Bonds & Notes
Industrials	0	5,060	0	5,060
Municipal Bonds & Notes
Illinois	0	2,380	0	2,380
Iowa	0	1,105	0	1,105
New Jersey	0	0	6,138	6,138
Texas	0	101	0	101
Virginia	0	90	0	90
West Virginia	0	27,898	0	27,898
U.S. Government Agencies	0	121,923	0	121,923
Non-Agency Mortgage-Backed Securities	0	1,381,783	0	1,381,783
Asset-Backed Securities	8,542	1,835,379	65,981	1,909,902
Sovereign Issues	0	188,139	0	188,139
Common Stocks
Communication Services	16,630	33	0	16,663
Consumer Discretionary	26,266	0	0	26,266
Energy	343	0	3,307	3,650
Industrials	0	0	3,486	3,486
Utilities	206	663	11,207	12,076
Warrants
Communication Services	0	16,256	0	16,256
Industrials	0	0	2,982	2,982
Preferred Securities
Banking & Finance	0	57,092	0	57,092
Industrials	0	0	59,379	59,379

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
Real Estate	$56,702	$0	$0	$56,702
Short-Term Instruments
Repurchase Agreements	0	160,790	0	160,790
U.S. Treasury Bills	0	20,696	0	20,696

	$108,689	$5,552,110	$274,024	$5,934,823

Investments in Affiliates, at Value
Common Stocks
Industrials	0	0	8,561	8,561

Total Investments	$108,689	$5,552,110	$282,585	$5,943,384

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,134	0	2,134
Over the counter	0	2,109	0	2,109

	$0	$4,243	$0	$4,243

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,343)	0	(2,343)
Over the counter	0	(7,572)	0	(7,572)

	$0	$(9,915)	$0	$(9,915)

Total Financial Derivative Instruments	$0	$(5,672)	$0	$(5,672)

Totals	$108,689	$5,546,438	$282,585	$5,937,712

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$32,361	$89,057	$(16,627)	$(262)	$(653)	$(15,881)	$31,953	$(34,848)	$85,100	$(14,012)
Corporate Bonds & Notes
Banking & Finance	55,952	0	(22,919)	(80)	76	(163)	0	0	32,866	(119)
Industrials	5,522	0	(319)	5	0	116	0	(1,746)	3,578	75
Municipal Bonds & Notes
New Jersey	6,040	0	(190)	(4)	0	292	0	0	6,138	283

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	91

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

June 30, 2019

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Non-Agency Mortgage-Backed Securities	$21,699	$24	$(2,325)	$66	$431	$168	$0	$(20,063)	$0	$(24)
Asset-Backed Securities	80,048	23,659	(444)	802	169	(15,325)	0	(22,928)	65,981	(7,889)
Common Stocks
Energy	15,221	0	(502)	0	263	(11,675)	0	0	3,307	(9,442)
Financials	4,199	0	(3,768)	0	(163)	(268)	0	0	0	0
Industrials	0	7,006	0	0	0	(3,520)	0	0	3,486	(3,520)
Utilities	9,048	0	0	0	0	2,159	0	0	11,207	2,159
Warrants
Industrials	648	0	0	0	0	2,334	0	0	2,982	2,334
Preferred Securities
Industrials	42,258	7,471	0	0	0	9,650	0	0	59,379	9,650

Totals	$272,996	$127,217	$(47,094)	$527	$123	$(32,113)	$31,953	$(79,585)	$274,024	$(20,505)

Investments in Affiliates, at Value
Common Stocks
Industrials	10,856	0	0	0	0	(2,295)	0	0	8,561	(2,295)

Totals	$283,852	$127,217	$(47,094)	$527	$123	$(34,408)	$31,953	$(79,585)	$282,585	$(22,800)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$31,685	Discounted Cash Flow	Discount Rate	7.350
	433	Proxy Pricing	Base Price	100.622
	52,982	Third Party Vendor	Broker Quote	82.500-101.125
Corporate Bonds & Notes
Banking & Finance	8,907	Proxy Pricing	Base Price	99.625
	23,959	Reference Instrument	OAS Spread	617.637 bps
Industrials	3,578	Proxy Pricing	Base Price	103.520
Municipal Bonds & Notes
New Jersey	6,138	Proxy Pricing	Base Price	98.890
Asset-Backed Securities	65,981	Proxy Pricing	Base Price	87.120-96,280.380
Common Stocks
Energy	79	Other Valuation Techniques(2)	—	—
	3,228	Reference Instrument	Liquidity Discount	22.580
Industrials	3,486	Indicative Market Quotation	Broker Quote	$14.500
Utilities	11,207	Indicative Market Quotation	Broker Quote	$39.250
Warrants
Industrials	2,982	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	59,379	Fundamental Valuation	Company Equity Value	$760,144,498

Total	$274,024

Investments in Affiliates, at Value
Common Stocks
Industrials	8,561	Other Valuation Techniques(2)	—	—

Total	$282,585

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.3%

Advanz Pharma Corp.
7.911% (LIBOR03M + 5.500%) due 09/06/2024 ~		$13,385	$12,872

Alphabet Holding Co., Inc.
5.902% (LIBOR03M + 3.500%) due 09/26/2024 ~		295	279

Altice France S.A.
6.394% (LIBOR03M + 4.000%) due 08/14/2026 ~		697	684

Avantor, Inc.
5.402% (LIBOR03M + 3.000%) due 11/21/2024 ~		61	61

Bausch Health Cos., Inc.
5.162% (LIBOR03M + 2.750%) due 11/27/2025 ~		338	336

CenturyLink, Inc.
5.152% (LIBOR03M + 2.750%) due 01/31/2025 ~		346	339

CityCenter Holdings LLC
4.652% (LIBOR03M + 2.250%) due 04/18/2024 ~		677	675

CommScope, Inc.
5.652% (LIBOR03M + 3.250%) due 04/06/2026 ~		300	300

Diamond Resorts Corp.
6.152% (LIBOR03M + 3.750%) due 09/02/2023 ~		7,603	7,207

Dubai World(Cash 2.500% and PIK 1.750%)
4.250% (LIBOR03M + 2.500%) due 09/30/2022 (d)~		17,176	16,274

Envision Healthcare Corp.
6.152% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,494	1,300

Financial & Risk U.S. Holdings, Inc.
6.152% (LIBOR03M + 3.750%) due 10/01/2025 ~		2,867	2,785

Forest City Enterprises, L.P.
6.402% (LIBOR03M + 4.000%) due 12/07/2025 «~		299	300

FrontDoor, Inc.
4.938% (LIBOR03M + 2.500%) due 08/14/2025 «~		69	69

Frontier Communications Corp.
6.160% (LIBOR03M + 3.750%) due 06/15/2024 ~		2,751	2,704

Genworth Holdings, Inc.
6.993% (LIBOR03M + 4.500%) due 03/07/2023 «~		50	50

Gray Television, Inc.
4.931% (LIBOR03M + 2.500%) due 01/02/2026 ~		348	348

iHeartCommunications, Inc.
6.579% (LIBOR03M + 4.000%) due 05/01/2026 ~		15,356	15,395

Intelsat Jackson Holdings S.A.
6.154% (LIBOR03M + 3.750%) due 11/27/2023 ~		200	198

IRB Holding Corp.
5.644% (LIBOR03M + 3.250%) due 02/05/2025 ~		2,441	2,417

Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	102

McDermott Technology Americas, Inc.
7.402% (LIBOR03M + 5.000%) due 05/09/2025 ~		$5,136	5,058

Messer Industrie GmbH
4.830% (LIBOR03M + 2.500%) due 03/01/2026 ~		320	316

MH Sub LLC
6.152% (LIBOR03M + 3.750%) due 09/13/2024 ~		265	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ministry of Finance of Tanzania
7.741% (LIBOR03M + 4.600%) due 12/10/2019 «~	$200	$201

Multi Color Corp.
6.750% (PRIME + 1.250%) due 10/31/2024 ~	38	39

NCI Building Systems, Inc.
6.354% (LIBOR03M + 3.750%) due 04/12/2025 ~	129	126

Neiman Marcus Group Ltd. LLC
7.972% (LIBOR03M + 5.500%) due 10/25/2023 «~	18,509	16,241
8.402% (LIBOR03M + 6.000%) due 10/25/2023 ~	20,115	17,318

Ortho-Clinical Diagnostics S.A.
5.680% (LIBOR03M + 3.250%) due 06/30/2025 ~	1,398	1,347

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	1,882	1,835

Panther BF Aggregator LP
5.902% (LIBOR03M + 3.500%) due 04/30/2026~	300	298

Parexel International Corp.
5.152% (LIBOR03M + 2.750%) due 09/27/2024~	93	90

PetSmart, Inc.
6.670% (LIBOR03M + 4.250%) due 03/11/2022 ~	307	298

Preylock Reitman Santa Cruz Mezz LLC
7.912% (LIBOR03M + 5.500%) due 11/09/2022 «(k)~	5,540	5,562

Sequa Mezzanine Holdings LLC
7.560% (LIBOR03M + 5.000%) due 11/28/2021 ~	13,569	13,298
11.583% (LIBOR03M + 9.000%) due 04/28/2022 ~	32,252	30,962

Starfruit Finco BV
5.669% (LIBOR03M + 3.250%) due 10/01/2025 ~	700	691

Syniverse Holdings, Inc.
7.401% (LIBOR03M + 5.000%) due 03/09/2023 ~	16,751	15,529

TerraForm Power Operating LLC
4.402% (LIBOR03M + 2.000%) due 11/08/2022 «~	99	98

U.S. Renal Care, Inc.
TBD% due 06/13/2026	315	310

Univision Communications, Inc.
5.152% (LIBOR03M + 2.750%) due 03/15/2024 ~	7,603	7,252

West Corp.
6.522% (LIBOR03M + 4.000%) due 10/10/2024 ~	71	66

Westmoreland Coal Co. (Cash 12.500% and PIK 15.000%)
27.500% (LIBOR03M + 12.500%) due 03/15/2029 «(d)~	21	18

Westmoreland Mining Holdings LLC
10.660% (LIBOR03M + 8.250%) due 03/15/2022 «~	10	10

Total Loan Participations and Assignments (Cost $184,785)		181,919

CORPORATE BONDS & NOTES 38.4%

BANKING & FINANCE 16.1%

AGFC Capital Trust
4.347% (US0003M + 1.750%) due 01/15/2067 ~(m)	12,900	7,740

Ally Financial, Inc.
8.000% due 11/01/2031	10	13

Ambac Assurance Corp.
5.100% due 06/07/2020	184	261

Ambac LSNI LLC
7.319% due 02/12/2023 •(m)	2,039	2,077

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	32,410	$37,888
8.625% due 07/15/2023		$400	375

Athene Holding Ltd.
4.125% due 01/12/2028 (m)		126	127

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023 (m)		364	389

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		124	131
5.000% due 04/20/2048 (m)		186	192

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	200	234

Bank of America Corp.
5.125% due 06/20/2024 •(i)		$300	302

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	1,200	1,443

Barclays Bank PLC
7.625% due 11/21/2022 (j)(m)		$10,100	11,035

Barclays PLC
3.250% due 01/17/2033 (m)	GBP	400	496
5.875% due 09/15/2024 •(i)(j)		400	493
6.500% due 09/15/2019 •(i)(j)(m)	EUR	2,300	2,648
7.125% due 06/15/2025 •(i)(j)	GBP	1,800	2,392
7.250% due 03/15/2023 •(i)(j)(m)		3,200	4,242
7.875% due 09/15/2022 •(i)(j)(m)		1,400	1,887
8.000% due 12/15/2020 •(i)(j)(m)	EUR	2,800	3,451
8.000% due 06/15/2024 •(i)(j)		$1,400	1,469

BNP Paribas S.A.
7.000% due 08/16/2028 •(i)(j)		300	321

Brookfield Finance, Inc.
3.900% due 01/25/2028 (m)		212	216
4.700% due 09/20/2047 (m)		182	190

Cantor Fitzgerald LP
4.875% due 05/01/2024		64	66
7.875% due 10/15/2019 (m)		6,540	6,625

CBL & Associates LP
4.600% due 10/15/2024		6	4
5.950% due 12/15/2026 (m)		141	97

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		400	430
7.500% due 07/17/2023 •(i)(j)(m)		800	859

Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	63	69

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		$1,332	1,375
6.750% due 03/15/2022 (m)		1,334	1,389

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (m)		340	336

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		300	317

High Street Funding Trust
4.682% due 02/15/2048 (m)		100	109

HSBC Bank PLC
6.330% due 05/23/2023		24,300	25,315

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)	GBP	1,000	1,337
6.000% due 09/29/2023 •(i)(j)	EUR	200	263
6.500% due 03/23/2028 •(i)(j)(m)		$1,220	1,280

Hunt Cos., Inc.
6.250% due 02/15/2026		60	57

iStar, Inc.
4.625% due 09/15/2020		32	32
5.250% due 09/15/2022		45	46

Jefferies Finance LLC
6.250% due 06/03/2026		200	202
7.250% due 08/15/2024 (m)		200	197

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (m)		162	166

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		1,500	1,578
7.625% due 06/27/2023 •(i)(j)	GBP	1,700	2,356
7.875% due 06/27/2029 •(i)(j)(m)		14,473	20,895

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$3,800	3,783

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		1,932	1,940

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	93

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
6.500% due 06/15/2022 (m)		$1,784	$1,900

Newmark Group, Inc.
6.125% due 11/15/2023 (m)		254	269

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (m)		1,474	1,518

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		10,200	10,534

Preferred Term Securities Ltd.
2.790% (US0003M + 0.380%) due 09/23/2035 ~		332	322

Provident Funding Associates LP
6.375% due 06/15/2025		58	55

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		5,989	6,154
8.000% due 08/10/2025 •(i)(j)(m)		5,775	6,259
8.625% due 08/15/2021 •(i)(j)(m)		4,520	4,883

Sabra Health Care LP
4.800% due 06/01/2024		442	456

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	9,200	12,228
7.375% due 06/24/2022 •(i)(j)(m)		8,635	11,672

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$400	397
7.375% due 10/04/2023 •(i)(j)(m)		1,600	1,665

Springleaf Finance Corp.
5.625% due 03/15/2023 (m)		2,900	3,089
6.125% due 03/15/2024		314	338
6.625% due 01/15/2028		974	1,025
6.875% due 03/15/2025 (m)		269	295

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	440	614

Tesco Property Finance PLC
6.052% due 10/13/2039 (m)	GBP	3,190	5,340

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$6,426	1,642

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	6,198	8,237

UniCredit SpA
7.830% due 12/04/2023 (m)		$12,010	13,729

Unigel Luxembourg S.A.
10.500% due 01/22/2024 (m)		1,470	1,580

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,761	2,513

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$9,900	10,073

WeWork Cos., Inc.
7.875% due 05/01/2025 (m)		188	186

			258,108

INDUSTRIALS 15.8%

Adient U.S. LLC
7.000% due 05/15/2026		46	47

Air Canada Pass-Through Trust
3.700% due 07/15/2027		53	53

Allied Universal Holdco LLC
6.625% due 07/15/2026 (c)		126	128

Altice Financing S.A.
5.250% due 02/15/2023 (m)	EUR	10,500	12,319
6.625% due 02/15/2023 (m)		$5,900	6,062
7.500% due 05/15/2026 (m)		7,860	7,920

Altice France S.A.
5.875% due 02/01/2027 (m)	EUR	1,900	2,345
7.375% due 05/01/2026 (m)		$300	308
8.125% due 02/01/2027 (m)		3,400	3,579

Associated Materials LLC
9.000% due 01/01/2024 (m)		16,400	15,621

Avon International Capital PLC
6.500% due 08/15/2022 (c)		136	137

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		3,600	3,681

Bausch Health Americas, Inc.
8.500% due 01/31/2027		126	139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
7.000% due 01/15/2028		$62	$64
7.250% due 05/30/2029		126	131

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		226	229

Berry Global Escrow Corp.
4.875% due 07/15/2026		223	228

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)		250	169

Bombardier, Inc.
7.875% due 04/15/2027		538	540

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(k)		2,483	2
11.000% due 12/09/2022 ^(e)		5,598	2,995

Builders FirstSource, Inc.
6.750% due 06/01/2027		95	101

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027		64	65

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022 (m)		7,288	7,452
9.250% due 02/15/2024 (m)		10,002	10,877

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		80	81

Community Health Systems, Inc.
5.125% due 08/01/2021 (m)		8,130	7,978
6.250% due 03/31/2023 (m)		23,067	22,289
8.000% due 03/15/2026 (m)		1,328	1,280
8.625% due 01/15/2024 (m)		2,504	2,518

CSC Holdings LLC
6.500% due 02/01/2029		300	328

DAE Funding LLC
5.250% due 11/15/2021 (m)		800	833
5.750% due 11/15/2023 (m)		800	842

Delhi International Airport Ltd.
6.450% due 06/04/2029		400	422

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		480	496
10.750% due 09/01/2024 (m)		5,500	5,445

DISH DBS Corp.
5.875% due 07/15/2022		14	14
6.750% due 06/01/2021 (m)		1,165	1,226

Eagle Holding Co. LLC (7.750% Cash or 7.750% PIK)
7.750% due 05/15/2022 (d)		104	105

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		5,765	4,021

Exela Intermediate LLC
10.000% due 07/15/2023 (m)		267	218

Fairstone Financial, Inc.
7.875% due 07/15/2024 (c)		676	691

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		3,902	3,663
6.875% due 03/01/2026 (m)		4,282	3,988
7.000% due 02/15/2021 (m)		448	458

Flex Ltd.
4.875% due 06/15/2029		316	323

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		8,520	5,836

Frontier Finance PLC
8.000% due 03/23/2022 (m)	GBP	10,500	13,933

Full House Resorts, Inc.
8.575% due 01/31/2024		$788	777
9.738% due 02/02/2024		67	66

General Electric Co.
5.000% due 01/21/2021 •(i)		785	754
5.550% due 01/05/2026 (m)		644	720
5.875% due 01/14/2038		46	52
6.150% due 08/07/2037 (m)		235	273

Go Daddy Operating Co. LLC
5.250% due 12/01/2027		126	131

Gran Tierra Energy, Inc.
7.750% due 05/23/2027		300	296

GrubHub Holdings, Inc.
5.500% due 07/01/2027		100	103

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		271	280

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Huntsman International LLC
4.500% due 05/01/2029		$126	$130

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		3,510	3,743
8.375% due 05/01/2027 (m)		6,362	6,696

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	690	804

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		300	347

IHO Verwaltungs GmbH (6.000% Cash and 6.750% PIK)
6.000% due 05/15/2027 (d)		$1,071	1,079

IHO Verwaltungs GmbH (6.375% Cash and 7.125% PIK)
6.375% due 05/15/2029 (d)		944	946

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (m)		434	386

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		1,500	1,376
8.000% due 02/15/2024 (m)		295	308
8.500% due 10/15/2024 (m)		3,377	3,360
9.750% due 07/15/2025 (m)		639	658

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		18,074	17,396
8.125% due 06/01/2023 (m)		8,785	6,830

IQVIA, Inc.
5.000% due 05/15/2027		200	207

LABL Escrow Issuer LLC
6.750% due 07/15/2026 (c)		100	101

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (m)		318	215

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		1,400	1,402

Metinvest BV
8.500% due 04/23/2026 (m)		820	855

MGM China Holdings Ltd.
5.375% due 05/15/2024 (m)		500	514

Micron Technology, Inc.
5.327% due 02/06/2029		420	445

Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	1,717	2,120
4.625% due 05/15/2029 (m)		700	906
5.375% due 11/15/2029		$252	268

Norbord, Inc.
5.750% due 07/15/2027		100	101

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		1,147	1,101

Outfront Media Capital LLC
5.000% due 08/15/2027		189	194

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		316	311

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023 (m)		342	355
5.500% due 02/15/2024 (m)		2,235	2,412

Petroleos Mexicanos
6.500% due 03/13/2027 (m)		430	425
6.750% due 09/21/2047 (m)		120	107

PetSmart, Inc.
5.875% due 06/01/2025 (m)		243	237

Platin GmbH
6.875% due 06/15/2023 (m)	EUR	1,200	1,378

Post Holdings, Inc.
5.500% due 12/15/2029 (c)		$126	127

QVC, Inc.
5.950% due 03/15/2043 (m)		2,100	2,016

Radiate Holdco LLC
6.875% due 02/15/2023 (m)		160	161

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026 (m)	EUR	400	467

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$18	18

Sands China Ltd.
4.600% due 08/08/2023 (m)		600	632
5.125% due 08/08/2025 (m)		600	645
5.400% due 08/08/2028 (m)		4,352	4,735

Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	100	115

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sirius XM Radio, Inc.
4.625% due 07/15/2024 (c)		$126	$129
5.500% due 07/01/2029		251	258

Staples, Inc.
7.500% due 04/15/2026		376	375
10.750% due 04/15/2027		188	188

Starfruit Finco BV
6.500% due 10/01/2026 (m)	EUR	100	115

Syngenta Finance NV
4.441% due 04/24/2023 (m)		$200	208
4.892% due 04/24/2025 (m)		200	209
5.182% due 04/24/2028 (m)		300	312

T-Mobile USA, Inc.
4.750% due 02/01/2028		47	49

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028 (m)		200	204

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		170	165

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		19	18

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	700	783
2.200% due 07/21/2021		$1,350	1,286
3.250% due 04/15/2022 (m)	EUR	800	900

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$4,904	4,874
5.750% due 09/30/2039 (m)		10,157	10,738

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		380	393

Triumph Group, Inc.
4.875% due 04/01/2021 (m)		227	225
5.250% due 06/01/2022		84	83

United Group BV
4.375% due 07/01/2022 (m)	EUR	200	233
4.875% due 07/01/2024 (m)		200	237

Univision Communications, Inc.
5.125% due 05/15/2023 (m)		$1,482	1,456
5.125% due 02/15/2025 (m)		1,753	1,676

Vale Overseas Ltd.
6.250% due 08/10/2026		456	520
6.875% due 11/21/2036		155	187
6.875% due 11/10/2039		110	133

ViaSat, Inc.
5.625% due 09/15/2025 (m)		218	215
5.625% due 04/15/2027		157	164

Virgin Media Secured Finance PLC
5.500% due 05/15/2029		200	203

VOC Escrow Ltd.
5.000% due 02/15/2028 (m)		131	134

Wind Tre SpA
2.625% due 01/20/2023 (m)	EUR	300	344
2.750% due 01/20/2024 •(m)		400	450
3.125% due 01/20/2025 (m)		200	227

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (m)		$204	204
4.250% due 03/01/2022		6	6
5.400% due 04/01/2024		50	53
5.750% due 04/01/2027 (m)		2,340	2,451

Wynn Macau Ltd.
5.500% due 10/01/2027 (m)		300	293

			252,959

UTILITIES 6.5%

AT&T, Inc.
4.900% due 08/15/2037		130	141

Edison International
2.400% due 09/15/2022		188	179
2.950% due 03/15/2023		13	12
5.750% due 06/15/2027		127	137

Frontier Communications Corp.
8.000% due 04/01/2027		316	329

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (m)		2,000	2,043
6.000% due 11/27/2023 (m)		25,400	27,637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 (m)		$1,617	$1,609

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 (m)		9,706	9,366

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)(m)		858	828
2.950% due 03/01/2026 ^(e)(m)		996	939
3.250% due 09/15/2021 ^(e)(m)		171	168
3.250% due 06/15/2023 ^(e)(m)		1,093	1,066
3.300% due 03/15/2027 ^(e)		1,689	1,613
3.300% due 12/01/2027 ^(e)(m)		5,190	4,944
3.400% due 08/15/2024 ^(e)(m)		727	709
3.500% due 10/01/2020 ^(e)(m)		1,783	1,747
3.500% due 06/15/2025 ^(e)(m)		1,278	1,236
3.750% due 02/15/2024 ^(e)(m)		615	607
3.750% due 08/15/2042 ^(e)		58	53
3.850% due 11/15/2023 ^(e)(m)		89	88
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)(m)		950	941
4.250% due 08/01/2023 ^(e)(m)		3,310	3,335
4.300% due 03/15/2045 ^(e)		233	224
4.500% due 12/15/2041 ^(e)(m)		534	510
4.600% due 06/15/2043 ^(e)		107	105
4.650% due 08/01/2028 ^(e)		2,633	2,699
4.750% due 02/15/2044 ^(e)(m)		2,890	2,962
5.125% due 11/15/2043 ^(e)(m)		3,335	3,431
5.400% due 01/15/2040 ^(e)		46	50
5.800% due 03/01/2037 ^(e)(m)		8,885	9,751
6.050% due 03/01/2034 ^(e)(m)		4,823	5,390
6.250% due 03/01/2039 ^(e)(m)		1,776	2,016
6.350% due 02/15/2038 ^(e)		734	837

Petrobras Global Finance BV
5.750% due 02/01/2029 (m)		678	708
5.999% due 01/27/2028		182	194
6.250% due 12/14/2026 (m)	GBP	1,500	2,155
6.625% due 01/16/2034 (m)		700	993
6.850% due 06/05/2115		$199	207
7.375% due 01/17/2027 (m)		1,648	1,896

Rio Oil Finance Trust
8.200% due 04/06/2028 (m)		330	371
9.250% due 07/06/2024 (m)		4,832	5,405
9.750% due 01/06/2027 (m)		2,333	2,689

Southern California Edison Co.
3.650% due 03/01/2028		21	22
5.750% due 04/01/2035		32	36
6.000% due 01/15/2034		6	7
6.650% due 04/01/2029 (m)		189	216

Sprint Communications, Inc.
6.000% due 11/15/2022		185	193

Sprint Corp.
7.250% due 09/15/2021		543	578

Talen Energy Supply LLC
6.625% due 01/15/2028 (c)		62	62

Transocean Poseidon Ltd.
6.875% due 02/01/2027		320	339

Transocean Sentry Ltd.
5.375% due 05/15/2023		300	301

			104,078

Total Corporate Bonds & Notes (Cost $593,848)			615,145

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Caesars Entertainment Corp.
5.000% due 10/01/2024		4,394	7,533

Total Convertible Bonds & Notes (Cost $8,201)			7,533

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		200	238
7.750% due 01/01/2042		129	146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		$70	$81
7.350% due 07/01/2035		50	59

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		580	611

			1,135

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		100	100

WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		95,900	5,883

Total Municipal Bonds & Notes (Cost $7,130)			7,118

U.S. GOVERNMENT AGENCIES 3.8%

Fannie Mae
3.516% due 07/25/2041 •(a)		4,010	653
3.666% due 10/25/2040 •(a)(m)		6,011	762
3.946% due 12/25/2037 •(a)		205	30
4.116% due 09/25/2037 •(a)(m)		742	131
4.246% due 11/25/2036 •(a)		114	15
4.316% due 06/25/2037 •(a)		523	74
4.510% due 02/25/2038 (m)		1,045	215
4.576% due 03/25/2038 •(a)		1,623	310
4.696% due 06/25/2023 •(a)(m)		1,028	79
5.954% due 07/25/2029 •		1,830	1,939
6.965% due 01/25/2041 •(m)		5,985	7,714
8.154% due 07/25/2029 •		2,460	2,929

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(h)(m)		40,392	26,685
0.100% due 02/25/2046 - 11/25/2050 (a)		518,524	2,030
2.080% due 11/25/2045 ~(a)		23,213	3,304
4.016% due 05/15/2037 •(a)		152	19
4.076% due 07/15/2036 •(a)		2,137	363
4.186% due 09/15/2036 •(a)(m)		765	137
4.256% due 04/25/2025 ~		2,680	2,536
4.306% due 04/15/2036 •(a)		925	112
5.386% due 09/15/2036 •(a)(m)		1,272	276
7.230% due 09/15/2041 •		602	844
7.554% due 10/25/2029 •		2,350	2,684
10.889% due 09/15/2034 •		76	83
11.404% due 03/25/2029 •		2,095	2,591
12.904% due 10/25/2028 •		497	683
13.154% due 03/25/2025 •		3,184	4,303

Total U.S. Government Agencies (Cost $56,338)			61,501

NON-AGENCY MORTGAGE-BACKED SECURITIES 59.0%

Alba PLC
1.046% due 12/15/2038 •	GBP	7,843	9,049

American Home Mortgage Assets Trust
2.694% due 08/25/2037 ^•(m)		$11,035	10,304
2.944% due 11/25/2035 •		1,530	1,500

American Home Mortgage Investment Trust
3.004% due 09/25/2045 •(m)		5,272	5,109
3.304% due 02/25/2044 •(m)		9,739	8,710

Banc of America Alternative Loan Trust
6.000% due 06/25/2037		225	223
6.000% due 06/25/2046		97	94

Banc of America Funding Trust
0.000% due 06/26/2035 ~(m)		6,393	6,439
2.593% due 04/20/2047 ^•(m)		10,560	9,643
2.640% due 08/25/2047 ^~		4,726	3,930
2.833% due 02/20/2035 •(m)		4,612	4,601
4.225% due 01/20/2047 ^~		180	175
4.285% due 03/20/2036 ^~		1,277	1,233
4.475% due 01/25/2035 ~		304	305

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	95

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.119% due 07/26/2036 ~		$11,901	$5,934

Banc of America Mortgage Trust
4.647% due 01/25/2036 ~		542	526
4.747% due 10/20/2046 ^~		177	120

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •	EUR	1,679	1,895

Barclays Commercial Mortgage Securities Trust
7.394% due 08/15/2027 •		$9,900	9,877

Bayview Commercial Asset Trust
2.834% due 08/25/2034 •		98	97

BCAP LLC Trust
3.736% due 04/26/2037 ~(m)		11,168	9,735
4.109% due 02/26/2036 ~		5,537	4,319
4.222% due 11/26/2035 ~(m)		5,588	5,443
4.269% due 07/26/2045 ~(m)		7,018	6,622
4.525% due 07/26/2035 ~		1,191	1,194
4.757% due 10/26/2035 ~		4,315	4,208
4.780% due 06/26/2036 ~		4,610	4,218
5.161% due 03/26/2035 ~(m)		4,369	4,298
5.500% due 12/26/2035 ~(m)		5,493	4,489
6.000% due 08/26/2037 ~		3,095	2,758

Bear Stearns Adjustable Rate Mortgage Trust
4.027% due 06/25/2047 ^~(m)		3,036	2,912

Bear Stearns ALT-A Trust
2.604% due 02/25/2034 •(m)		5,224	4,806
3.999% due 11/25/2035 ^~		15,937	12,818
4.153% due 09/25/2035 ^~(m)		8,114	5,606

BRAD Resecuritization Trust
2.189% due 03/12/2021 «		19,838	570
6.550% due 03/12/2021 «		3,709	3,680

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		56	41

CD Mortgage Trust
5.688% due 10/15/2048		8,150	4,690

Chase Mortgage Finance Trust
3.974% due 01/25/2036 ^~		8,335	7,715
4.044% due 03/25/2037 ^~(m)		2,248	2,228

Citigroup Commercial Mortgage Trust
5.774% due 12/10/2049 ~		406	248

Citigroup Mortgage Loan Trust
4.291% due 09/25/2037 ^~		5,581	5,442
4.409% due 10/25/2035 ^~		2,428	2,466
4.980% due 03/25/2036 ^•		298	301
5.132% due 02/25/2036 ~		8,942	8,430

Commercial Mortgage Loan Trust
6.237% due 12/10/2049 ~(m)		8,195	5,378

Countrywide Alternative Loan Trust
0.797% due 12/25/2035 ~(a)		12,153	436
1.661% due 12/25/2035 ~(a)		7,369	410
2.594% due 09/25/2046 ^•(m)		11,155	10,086
2.654% due 06/25/2037 •		12,965	10,281
4.075% due 06/25/2037 ^~		174	150
4.364% due 11/25/2035 •(m)		14,578	14,916
4.746% due 07/25/2036 •(a)		10,260	3,186
5.500% due 02/25/2020		33	34
5.500% due 07/25/2035 ^		1,410	1,201
5.500% due 11/25/2035 ^		622	542
5.500% due 01/25/2036 ^		121	122
5.500% due 04/25/2037 ^(m)		2,428	1,938
5.750% due 01/25/2036		213	173
5.750% due 01/25/2037 ^		7,542	6,654
5.750% due 04/25/2037 ^		2,042	2,036
6.000% due 08/01/2036 ^		358	305
6.000% due 11/25/2036 ^		344	297
6.000% due 12/25/2036		194	132
6.000% due 01/25/2037 ^		1,497	1,390
6.000% due 02/25/2037 ^(m)		1,071	680
6.000% due 03/25/2037 ^		13,028	8,098
6.000% due 04/25/2037 ^		6,095	4,159
6.000% due 07/25/2037 ^		446	439
6.000% due 09/25/2037		9,451	5,943
24.574% due 05/25/2037 ^•		957	1,780

Countrywide Home Loan Mortgage Pass-Through Trust
2.744% due 03/25/2036 •		1,363	546
3.004% due 03/25/2035 •		223	200
3.857% due 11/20/2035 ~(m)		11,855	10,856
4.274% due 03/25/2046 ^•		7,523	5,142
4.311% due 06/25/2047 ^~(m)		4,586	4,420
5.000% due 11/25/2035 ^		43	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/25/2034		$119	$118
5.500% due 11/25/2035 ^		53	46
6.000% due 07/25/2037 ^		232	192
6.000% due 08/25/2037 (m)		5,241	4,167
6.000% due 08/25/2037 ^		2	2

Credit Suisse Mortgage Capital Certificates
2.943% due 02/27/2047 ~(m)		46,886	28,879
3.998% due 07/26/2037 ~(m)		11,521	10,884
4.226% due 04/26/2035 ~(m)		13,659	13,488
4.342% due 06/25/2036 ~(m)		8,402	8,282
7.000% due 08/26/2036		14,451	6,037
7.000% due 08/27/2036		3,629	2,121

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ		7,034	5,333

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^(m)		11,651	5,654

Debussy DTC PLC
5.930% due 07/12/2025	GBP	19,902	25,249
8.250% due 07/12/2025		5,000	6,286

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$285	250

Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	329	372

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	2,228
1.789% (BP0003M + 1.000%) due 06/13/2045 ~		6,480	7,713
2.039% (BP0003M + 1.250%) due 06/13/2045 ~		6,728	7,858
2.539% (BP0003M + 1.750%) due 06/13/2045 ~		4,149	4,801
4.289% (BP0003M + 3.500%) due 06/13/2045 ~		1,484	1,793

First Horizon Alternative Mortgage Securities Trust
4.269% due 08/25/2035 ^~		$1,236	245
4.696% due 11/25/2036 •(a)		1,111	329

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		432	340

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	1,286	1,396

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •		5,265	5,253

GreenPoint Mortgage Funding Trust
2.604% due 12/25/2046 ^•(m)		$4,555	4,292

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	9,640	10,252

GS Mortgage Securities Corp.
4.744% due 10/10/2032 ~		$10,000	9,445
4.744% due 10/10/2032 ~(m)		2,800	2,531

GSR Mortgage Loan Trust
4.576% due 11/25/2035 ~		190	154
6.500% due 08/25/2036 ^•		842	532

HarborView Mortgage Loan Trust
2.630% due 03/19/2036 ^•(m)		15,478	14,688
2.890% due 01/19/2036 •		7,098	5,677
3.033% due 06/20/2035 •		8,841	8,839
3.283% due 06/20/2035 •		2,040	2,048

Hipocat FTA
0.000% due 10/24/2039 •	EUR	4,922	5,523
0.000% due 01/15/2050 •		6,043	6,470

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		1,811	1,868

Impac CMB Trust
3.124% due 10/25/2034 •		$224	223

Impac Secured Assets Trust
2.514% due 05/25/2037 ^•		8	7

IndyMac Mortgage Loan Trust
2.604% due 11/25/2046 •(m)		6,299	5,890
2.654% due 02/25/2037 •		3,856	3,015
2.704% due 07/25/2036 •		537	443
3.560% due 03/25/2037 ~		33	32
3.835% due 06/25/2037 ^~(m)		4,298	3,673
3.907% due 02/25/2035 ~		343	331

JPMorgan Alternative Loan Trust
2.604% due 06/25/2037 •		31,439	17,460
3.904% due 11/25/2036 ^~(m)		915	876
5.960% due 12/25/2036 ^þ		8,513	8,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Trust
1.659% due 06/15/2045 ~(a)(m)		$42,084	$1,245
5.806% due 01/12/2043 ~		1,189	1,188

JPMorgan Mortgage Trust
4.151% due 10/25/2036 ~		844	755
4.308% due 06/25/2037 ^~(m)		3,896	3,647

Lavender Trust
5.500% due 09/26/2035 ~		4,356	4,283
6.000% due 11/26/2036 (m)		12,453	12,699

LB-UBS Commercial Mortgage Trust
0.482% due 02/15/2040 ~(a)		6,587	1
5.973% due 02/15/2040 ~		958	962

Lehman Mortgage Trust
5.500% due 11/25/2035 ^		59	56
6.000% due 08/25/2036 ^		1,004	973
6.000% due 09/25/2036 ^(m)		608	527
6.500% due 09/25/2037 ^		3,744	2,204
7.250% due 09/25/2037 ^(m)		31,666	13,431

Lehman XS Trust
2.684% due 07/25/2037 •(m)		24,467	18,688
2.904% due 07/25/2047 •(m)		3,550	3,097

MASTR Adjustable Rate Mortgages Trust
2.604% due 05/25/2047 •(m)		16,853	18,388
3.084% due 05/25/2047 ^•		4,262	4,589

MASTR Alternative Loan Trust
2.754% due 03/25/2036 •		20,439	3,889
2.804% due 03/25/2036 ^•		27,016	5,224

Merrill Lynch Mortgage Investors Trust
4.542% due 05/25/2036 ~		4,879	4,766

Morgan Stanley Re-REMIC Trust
4.481% due 09/26/2035 ~		3,092	3,194
4.563% due 07/26/2035 ~(m)		22,972	22,991
5.061% due 01/26/2035 ~(m)		6,087	6,081
5.061% due 02/26/2037 ~(m)		3,481	3,600
6.000% due 04/26/2036 (m)		7,969	9,011

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		2,091	2,024

Motel 6 Trust
9.321% due 08/15/2019 •(m)		16,904	17,164

Natixis Commercial Mortgage Securities Trust
5.394% due 11/15/2034 •		1,280	1,265
6.394% due 11/15/2034 •		555	545

Newgate Funding PLC
0.932% due 12/15/2050 •	EUR	1,742	1,901
0.986% due 12/15/2050 •	GBP	1,525	1,772
1.182% due 12/15/2050 •	EUR	3,325	3,607
2.036% due 12/15/2050 •	GBP	2,628	3,210

Nomura Resecuritization Trust
6.955% due 09/26/2035 ~		$3,968	3,850

NovaStar Mortgage Funding Trust
1.836% due 09/25/2046 •		468	440

RBSSP Resecuritization Trust
4.553% due 05/26/2037 ~(m)		5,348	4,751
4.730% due 07/26/2045 ~(m)		20,150	20,155
6.000% due 03/26/2036 ^		6,265	5,093

Residential Accredit Loans, Inc. Trust
2.584% due 07/25/2036 ^•		9,946	6,292
2.594% due 05/25/2037 •		14,349	13,929
3.504% due 01/25/2046 ^•		5,329	5,040
5.758% due 01/25/2036 ~		566	507
6.000% due 08/25/2035 ^		765	738
6.000% due 06/25/2036		302	282
6.000% due 09/25/2036 ^		4,774	3,307
7.000% due 10/25/2037 (m)		9,012	8,063

Residential Asset Securitization Trust
5.500% due 07/25/2035		805	696
6.250% due 08/25/2037 ^		4,137	1,694

Residential Funding Mortgage Securities, Inc. Trust
5.464% due 08/25/2036 ^~		1,385	1,225
5.850% due 11/25/2035 ^		143	139
6.000% due 04/25/2037 ^		1,243	1,219

Rite Aid Pass-Through Certificates
6.783% due 01/02/2021 ~		8,167	8,391

RiverView HECM Trust
2.980% due 05/25/2047 •(m)		7,109	6,511

Sequoia Mortgage Trust
2.753% due 07/20/2036 •		1,848	1,069

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.583% due 10/20/2027 •		$922	$902

Structured Adjustable Rate Mortgage Loan Trust
4.146% due 02/25/2037 ^~		11,609	10,244
4.159% due 08/25/2036 ~		3,300	1,530
4.420% due 04/25/2047 ~(m)		1,788	1,332

Structured Asset Mortgage Investments Trust
2.594% due 07/25/2046 ^•		14,909	12,910
2.744% due 03/25/2037 ^•		772	458
4.245% due 02/25/2036 ~		4,669	4,464

SunTrust Alternative Loan Trust
4.746% due 04/25/2036 ^•(a)		4,655	1,448

TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (m)		19,743	9,859

Theatre Hospitals PLC
3.821% due 10/15/2031 •	GBP	5,493	6,526
3.821% due 10/15/2031 •(m)		11,139	13,184
4.190% due 12/15/2024 «•(k)		358	0
4.571% due 10/15/2031 •		781	914

WaMu Mortgage Pass-Through Certificates Trust
2.345% due 07/25/2047 ^•(m)		$697	584
2.824% due 06/25/2044 •		211	210
3.254% due 06/25/2047 ^•		3,807	1,514
3.314% due 07/25/2047 •(m)		19,857	18,215
3.384% due 10/25/2046 ^•		408	385
3.897% due 02/25/2037 ^~		245	239
3.941% due 03/25/2037 ^~(m)		3,556	3,464

Washington Mutual Mortgage Pass-Through Certificates Trust
2.644% due 01/25/2047 ^•		10,978	10,109
3.004% due 07/25/2036 ^•		6,185	4,204
6.000% due 04/25/2037 ^		3,213	3,198

Wells Fargo Alternative Loan Trust
4.891% due 07/25/2037 ^~		3,079	2,939
5.750% due 07/25/2037 ^		349	340

Wells Fargo Mortgage Loan Trust
5.222% due 04/27/2036 ~(m)		13,299	12,660

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		138	140
6.000% due 09/25/2036 ^		271	266
6.000% due 04/25/2037 ^		937	953
6.000% due 06/25/2037 ^		194	199

Total Non-Agency Mortgage-Backed Securities (Cost $791,572)			946,360

ASSET-BACKED SECURITIES 38.6%

ACE Securities Corp. Home Equity Loan Trust
3.364% due 08/25/2035 •		5,692	3,055

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.504% due 09/25/2034 •(m)		740	736

Asset-Backed Funding Certificates Trust
3.454% due 03/25/2034 ^•		1,018	958

Bear Stearns Asset-Backed Securities Trust
2.954% due 06/25/2036 •(m)		8,846	8,826
3.566% due 10/25/2036 ~		3,748	2,582

Citigroup Mortgage Loan Trust
2.564% due 12/25/2036 •(m)		16,975	11,555
2.624% due 12/25/2036 •(m)		9,800	5,157
3.104% due 11/25/2046 •		2,100	1,685
4.886% due 03/25/2036 ^þ		2,023	1,366
5.852% due 05/25/2036 ^þ		484	277

Citigroup Mortgage Loan Trust, Inc.
2.664% due 03/25/2037 •(m)		21,366	19,775

Conseco Finance Corp.
7.060% due 02/01/2031 ~		4,162	4,137
7.500% due 03/01/2030 ~(m)		7,811	5,433

Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 ~(m)		8,230	7,535

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,907
3.600% due 11/27/2028		1,197	1,365
4.500% due 11/27/2028		1,047	1,194
6.200% due 11/27/2028		1,296	1,478

Coronado CDO Ltd.
4.003% due 09/04/2038 •		$11,585	7,502
6.000% due 09/04/2038		1,782	1,398

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.534% due 12/25/2036 ^•	$13,235	$12,464
2.574% due 06/25/2047 •(m)	2,174	2,168
2.604% due 06/25/2037 ^•(m)	8,915	8,185
2.604% due 06/25/2047 ^•(m)	22,038	19,675
2.664% due 01/25/2046 ^•	34,743	24,382
2.824% due 06/25/2036 ^•(m)	8,000	7,657
4.449% due 02/25/2036 ~	47	48
4.763% due 07/25/2036 ~	31	31

Countrywide Asset-Backed Certificates Trust
2.644% due 03/25/2047 ^•	7,655	6,995
3.134% due 04/25/2036 ^•(m)	21,300	21,284
3.754% due 11/25/2035 •	3,566	482
5.859% due 10/25/2046 ^~	2,432	2,320

Countrywide Asset-Backed Certificates, Inc.
3.204% due 03/25/2033 •	11	11

Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~	71	73

Crecera Americas LLC
5.563% due 08/31/2020 •	22,300	22,342

Credit-Based Asset Servicing & Securitization CBO Corp.
2.724% due 09/06/2041 •	27,723	2,675

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ(m)	9,468	9,751

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(m)	3,682	3,323

ECAF Ltd.
4.947% due 06/15/2040 (m)	2,369	2,442

EMC Mortgage Loan Trust
3.344% due 04/25/2042 •(m)	2,379	2,367
5.779% due 04/25/2042 •	2,813	2,510

First Franklin Mortgage Loan Trust
2.874% due 11/25/2036 •(m)	5,000	4,536
2.904% due 12/25/2035 •(m)	23,487	22,367

Glacier Funding CDO Ltd.
2.835% due 08/04/2035 •	10,274	2,518

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ	2,791	2,848

GSAMP Trust
4.279% due 06/25/2034 •	1,253	1,225

Hout Bay Corp.
2.680% due 07/05/2041 •	34,600	9,342

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «	7,500	6,094

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.348% due 12/25/2031 ^þ	599	248

JPMorgan Mortgage Acquisition Corp.
3.024% due 12/25/2035 •(m)	16,459	16,171

KGS-Alpha SBA COOF Trust
1.105% due 04/25/2038 «~(a)	1,908	45

Lehman XS Trust
6.170% due 06/24/2046 þ	2,082	2,082

Long Beach Mortgage Loan Trust
2.594% due 02/25/2036 •	10,225	8,734
2.924% due 08/25/2045 •(m)	28,247	27,732
3.109% due 11/25/2035 •(m)	16,375	13,345
3.454% due 02/25/2034 •	125	125
3.454% due 06/25/2035 •(m)	32,300	32,406

Marlette Funding Trust
0.000% due 09/17/2029 (c)(h)	12	5,174

MASTR Asset-Backed Securities Trust
2.554% due 03/25/2036 •(m)	7,970	5,739
2.974% due 01/25/2036 •(m)	400	396

Mid-State Capital Corp. Trust
6.742% due 10/15/2040 (m)	5,239	6,023

Morgan Stanley ABS Capital, Inc. Trust
2.504% due 11/25/2036 •	1,703	1,220
2.734% due 02/25/2037 •(m)	5,940	3,686
3.439% due 01/25/2035 •	1,963	1,167

Morgan Stanley Home Equity Loan Trust
2.634% due 04/25/2037 •(m)	30,113	20,525

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	37,800	16,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~(m)		$2,841	$3,055
8.490% due 10/15/2030 ^(m)		1,207	455

Ocean Trails CLO
7.635% due 08/13/2025 •(m)		1,500	1,497

Option One Mortgage Loan Trust
2.764% due 01/25/2036 •(m)		20,000	18,437

Popular ABS Mortgage Pass-Through Trust
3.654% due 08/25/2035 •(m)		3,663	3,768

Residential Asset Mortgage Products Trust
3.379% due 04/25/2034 •		4,302	4,238

Residential Asset Securities Corp. Trust
2.644% due 08/25/2036 •(m)		11,000	8,646

Saxon Asset Securities Trust
2.854% due 11/25/2037 •(m)		13,000	12,692

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(h)		11	10,624

SLM Student Loan Trust
0.000% due 01/25/2042 «(h)		9	6,182

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(h)		3	2,351

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(h)		80	809
0.000% due 01/25/2039 (h)		9,180	3,181
0.000% due 05/25/2040 (h)		9,300	4,014
0.000% due 07/25/2040 «(h)		47	2,384
0.000% due 09/25/2040 (h)		4,003	2,297

Soloso CDO Ltd.
2.909% due 10/07/2037 •		4,800	3,936

Soundview Home Loan Trust
2.684% due 06/25/2037 •(m)		8,287	5,976
2.904% due 03/25/2036 •(m)		16,905	16,473

South Coast Funding Ltd.
2.849% due 01/06/2041 •		153,812	44,125

Structured Asset Securities Corp.
8.404% due 05/25/2032 ^•		7,135	6,062

Symphony CLO Ltd.
7.197% due 07/14/2026 •(m)		4,400	4,194

Tropic CDO Ltd.
2.917% due 07/15/2036 •		4,415	3,974

Total Asset-Backed Securities (Cost $575,245)			619,401

SOVEREIGN ISSUES 5.4%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	400	356
3.380% due 12/31/2038 þ(m)		13,491	8,769
3.875% due 01/15/2022 (m)		3,000	2,801
5.250% due 01/15/2028		300	249
6.250% due 11/09/2047		100	83
7.820% due 12/31/2033 (m)		17,345	16,490
7.820% due 12/31/2033		405	378
40.244% (BADLARPP + 0.000%) due 10/04/2022 ~	ARS	138	5
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		147,204	2,984
53.892% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		2,300	52
63.705% (ARLLMONP) due 06/21/2020 ~(a)		163,722	3,762

Autonomous City of Buenos Aires Argentina
52.674% due 03/29/2024 •(a)		866,312	16,697

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	62
4.950% due 02/11/2020		50	59

Export-Credit Bank of Turkey
8.250% due 01/24/2024		$600	628

Peru Government International Bond
5.400% due 08/12/2034	PEN	400	124
5.700% due 08/12/2024		180	59
5.940% due 02/12/2029		10,240	3,395
6.350% due 08/12/2028		16,792	5,728
6.900% due 08/12/2037		206	73
6.950% due 08/12/2031		2,042	728
8.200% due 08/12/2026		3,358	1,269

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	97

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires
54.501% due 04/12/2025 ~(a)	ARS	350,670	$6,545

Turkey Government International Bond
3.250% due 06/14/2025	EUR	300	318
4.625% due 03/31/2025 (m)		4,900	5,566
5.200% due 02/16/2026 (m)		1,500	1,728
7.625% due 04/26/2029 (m)		$6,400	6,568

Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		590	160
8.250% due 10/13/2024 ^(e)		136	37
9.250% due 09/15/2027 ^(e)		734	215

Total Sovereign Issues (Cost $106,625)			85,888

		SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (f)		1,495,047	7,057

iHeartMedia, Inc.		1,108	17

iHeartMedia, Inc. ‘A’ (f)		82,474	1,241

			8,315

CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (f)		1,283,486	15,171

Desarrolladora Homex S.A.B. de C.V. (f)		719,113	3

Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		95,515	5

			15,179

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Dommo Energia S.A. «(f)(k)	1,240,061	$880

Dommo Energia S.A. SP - ADR «(f)	2,627	24

		904

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)	358	5

UTILITIES 0.3%

Eneva S.A. (f)(k)	10,054	63

Eneva S.A. (k)	27,648	174

TexGen Power LLC «	130,864	5,136

		5,373

Total Common Stocks (Cost $38,372)		29,776

WARRANTS 0.5%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	537,144	8,084

Total Warrants (Cost $9,849)		8,084

PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%

Nationwide Building Society
10.250% ~	119,246	22,923

Total Preferred Securities (Cost $24,637)		22,923

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

VICI Properties, Inc.	594,589	$13,105

Total Real Estate Investment Trusts (Cost $7,462)		13,105

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS (l) 4.3%
		68,172

U.S. TREASURY BILLS 0.9%
2.149% due 07/23/2019 - 08/29/2019 (g)(h)(o)(q)	13,913	13,879

Total Short-Term Instruments (Cost $82,050)		82,051

Total Investments in Securities (Cost $2,486,114)		2,680,804

Total Investments 167.2% (Cost $2,486,114)		$2,680,804

Financial Derivative Instruments (n)(p) (0.5)% (Cost or Premiums, net $(24,497))		(7,622)

Other Assets and Liabilities, net (66.7)%		(1,069,814)

Net Assets 100.0%		$1,603,368

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$1	$2	0.00%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	322	880	0.05
Eneva S.A.	12/21/2017	175	237	0.01
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	10,534	0.66
Preylock Reitman Santa Cruz Mezz LLC 7.912% due 11/09/2022	04/09/2018	5,540	5,562	0.35
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	11	0	0.00
Westmoreland Mining Holdings LLC	03/26/2109	1	5	0.00

		$16,250	$17,220	1.07%

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$672	U.S. Treasury Notes 2.250% due 03/31/2021	$(689)	$672	$672
NOM	2.380	06/28/2019	07/01/2019	5,400	U.S. Treasury Bonds 2.875% due 08/15/2045	(5,516)	5,400	5,401
SGY	2.570	06/28/2019	07/01/2019	62,100	U.S. Treasury Notes 2.500% due 01/15/2022	(63,372)	62,100	62,113

Total Repurchase Agreements						$(69,577)	$68,172	$68,186

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	3.339%	04/08/2019	07/08/2019		$	(2,212)	$(2,229)
	3.488	04/08/2019	07/08/2019			(9,859)	(9,939)
	3.589	04/08/2019	07/08/2019			(2,524)	(2,545)
	3.639	04/08/2019	07/08/2019			(3,907)	(3,940)
BPS	1.000	04/08/2019	07/08/2019		GBP	(653)	(831)
	1.050	04/08/2019	07/08/2019			(1,985)	(2,528)
	2.690	06/11/2019	07/11/2019		$	(1,130)	(1,132)
	2.850	05/15/2019	08/15/2019			(697)	(700)
	2.970	06/10/2019	07/10/2019			(1,311)	(1,313)
	3.100	06/19/2019	07/19/2019			(8,827)	(8,836)
	3.150	04/11/2019	07/11/2019			(2,483)	(2,501)
	3.150	06/03/2019	09/03/2019			(630)	(632)
	3.150	06/19/2019	07/19/2019			(3,742)	(3,746)
	3.390	06/19/2019	07/19/2019			(17,389)	(17,409)
	3.479	03/05/2019	03/05/2020			(64,020)	(64,181)
	3.600	04/11/2019	07/11/2019			(2,189)	(2,207)
	3.678	12/14/2018	TBD	(3)		(24,480)	(24,523)
BRC	(0.500)	03/06/2019	TBD	(3)	GBP	(2,358)	(2,989)
	0.750	06/20/2019	TBD	(3)	$	(84)	(84)
	2.600	12/24/2018	TBD	(3)		(4,464)	(4,525)
	3.150	04/03/2019	07/03/2019			(2,398)	(2,417)
	3.200	12/24/2018	TBD	(3)		(25,594)	(26,024)
	3.250	06/14/2019	07/16/2019			(4,379)	(4,386)
	3.385	05/10/2019	08/12/2019			(1,200)	(1,206)
	3.403	06/21/2019	07/22/2019			(4,456)	(4,460)
	3.411	06/27/2019	12/27/2019			(32,678)	(32,690)
	3.586	04/25/2019	07/25/2019			(9,911)	(9,977)
CFR	(0.200)	06/20/2019	09/17/2019		EUR	(366)	(416)
DBL	3.494	01/31/2019	01/31/2020		$	(38,472)	(38,704)
FOB	2.720	06/10/2019	07/10/2019			(12,426)	(12,446)
IND	3.270	05/20/2019	08/20/2019			(2,042)	(2,050)
JML	(0.320)	05/14/2019	08/12/2019		EUR	(9,203)	(10,460)
	(0.300)	05/14/2019	08/12/2019			(989)	(1,124)
	(0.250)	05/10/2019	08/12/2019			(1,482)	(1,685)
	(0.200)	04/24/2019	07/24/2019			(1,036)	(1,178)
	(0.190)	05/20/2019	08/16/2019			(4,901)	(5,572)
	0.900	04/18/2019	07/18/2019		GBP	(3,334)	(4,241)
	0.900	04/24/2019	07/24/2019			(7,092)	(9,021)
	0.900	05/10/2019	08/12/2019			(2,331)	(2,965)
	0.900	05/14/2019	08/12/2019			(974)	(1,239)
	0.950	04/23/2019	07/23/2019			(198)	(252)
	0.950	05/14/2019	08/12/2019			(5,807)	(7,384)
	0.950	06/05/2019	09/04/2019			(32,719)	(41,579)
	0.950	06/18/2019	09/04/2019			(2,193)	(2,785)
	0.950	06/18/2019	09/18/2019			(1,069)	(1,358)
MEI	2.900	06/17/2019	07/17/2019		$	(5,549)	(5,555)
MSB	3.820	08/29/2018	08/29/2019			(65,890)	(66,086)
	3.821	08/27/2018	08/27/2019			(42,263)	(42,415)
	3.879	05/01/2019	05/01/2020			(22,554)	(22,702)
	3.926	02/05/2019	02/05/2020			(12,609)	(12,686)
NOM	3.000	06/13/2019	07/12/2019			(2,734)	(2,738)
	3.000	06/17/2019	07/17/2019			(6,151)	(6,158)
	3.000	06/19/2019	07/19/2019			(4,353)	(4,357)
	3.000	06/21/2019	07/19/2019			(1,157)	(1,158)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	99

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.601%	08/04/2017	TBD	(3)	$	(21,953)	$(22,110)
RBC	3.600	04/12/2019	07/12/2019			(18,977)	(19,129)
	3.670	05/15/2019	08/15/2019			(3,140)	(3,155)
RCY	3.030	06/18/2019	07/18/2019			(6,081)	(6,088)
	3.030	06/19/2019	07/19/2019			(572)	(573)
RDR	2.650	06/19/2019	07/19/2019			(686)	(687)
	2.750	04/10/2019	07/10/2019			(6,594)	(6,635)
	2.800	04/04/2019	07/05/2019			(305)	(307)
RTA	3.080	04/25/2019	07/25/2019			(2,067)	(2,079)
	3.522	05/21/2019	08/21/2019			(11,835)	(11,882)
	3.560	05/07/2019	08/07/2019			(19,676)	(19,783)
	3.597	04/16/2019	07/16/2019			(4,041)	(4,072)
	3.682	03/27/2019	09/23/2019			(18,960)	(19,146)
	3.726	03/25/2019	09/25/2019			(3,834)	(3,873)
	4.444	10/31/2017	TBD	(3)		(1,710)	(1,723)
SBI	1.250	05/06/2019	TBD	(3)		(6,707)	(6,720)
	3.481	04/24/2019	07/24/2019			(1,502)	(1,512)
	3.522	05/20/2019	08/20/2019			(9,805)	(9,845)
	3.743	02/14/2019	08/14/2019			(21,425)	(21,730)
SOG	(0.020)	05/28/2019	08/28/2019		EUR	(21,461)	(24,403)
	2.780	06/06/2019	07/05/2019		$	(1,603)	(1,606)
	3.090	06/05/2019	09/05/2019			(6,348)	(6,362)
	3.090	06/07/2019	09/09/2019			(5,559)	(5,570)
	3.140	05/20/2019	08/20/2019			(5,823)	(5,844)
	3.150	04/04/2019	07/05/2019			(13,725)	(13,831)
	3.150	04/25/2019	07/25/2019			(22,880)	(23,014)
	3.150	05/15/2019	08/15/2019			(3,415)	(3,429)
	3.150	06/03/2019	07/25/2019			(769)	(771)
	3.360	06/14/2019	09/13/2019			(11,777)	(11,796)
	3.468	05/14/2019	08/14/2019			(31,163)	(31,307)
	3.472	05/20/2019	08/20/2019			(7,547)	(7,578)
	3.478	05/13/2019	08/13/2019			(8,855)	(8,897)
	3.512	05/08/2019	08/08/2019			(20,679)	(20,788)
	3.538	04/17/2019	07/17/2019			(2,115)	(2,131)
UBS	(0.250)	05/15/2019	08/15/2019		EUR	(318)	(362)
	(0.250)	05/22/2019	08/22/2019			(695)	(790)
	(0.250)	06/10/2019	09/10/2019			(4,224)	(4,802)
	(0.200)	05/20/2019	08/20/2019			(3,356)	(3,815)
	0.950	05/28/2019	08/28/2019		GBP	(1,563)	(1,986)
	1.000	04/15/2019	07/15/2019			(1,428)	(1,817)
	1.050	05/07/2019	08/07/2019			(2,360)	(3,002)
	1.621	04/29/2019	07/29/2019			(8,479)	(10,798)
	2.840	06/19/2019	07/19/2019		$	(20,330)	(20,349)
	2.860	06/13/2019	07/12/2019			(466)	(467)
	2.890	06/12/2019	09/12/2019			(26,640)	(26,681)
	2.900	06/07/2019	09/06/2019			(2,148)	(2,152)
	2.900	06/19/2019	09/06/2019			(643)	(644)
	2.940	06/19/2019	07/19/2019			(4,770)	(4,775)
	2.970	05/14/2019	08/14/2019			(25,602)	(25,703)
	2.970	05/20/2019	08/20/2019			(9,846)	(9,880)
	2.970	05/21/2019	08/21/2019			(921)	(924)
	2.980	06/14/2019	09/13/2019			(4,224)	(4,230)
	2.990	06/12/2019	09/12/2019			(1,480)	(1,482)
	3.000	02/21/2019	TBD	(3)		(3,681)	(3,721)
	3.000	05/09/2019	08/09/2019			(6,110)	(6,137)
	3.000	05/10/2019	TBD	(3)		(12,620)	(12,675)
	3.000	06/07/2019	TBD	(3)		(6,833)	(6,847)
	3.020	05/14/2019	08/14/2019			(596)	(598)
	3.030	04/11/2019	07/11/2019			(1,501)	(1,511)
	3.040	04/25/2019	07/25/2019			(1,788)	(1,798)
	3.050	04/04/2019	07/05/2019			(2,732)	(2,752)
	3.050	06/04/2019	09/04/2019			(5,062)	(5,074)
	3.070	05/20/2019	08/20/2019			(3,175)	(3,186)
	3.070	05/21/2019	08/21/2019			(354)	(355)
	3.120	05/14/2019	08/14/2019			(1,769)	(1,776)
	3.120	05/21/2019	08/21/2019			(1,198)	(1,202)
	3.140	04/25/2019	07/25/2019			(1,384)	(1,392)
	3.150	04/04/2019	07/05/2019			(1,394)	(1,405)
	3.160	05/06/2019	08/06/2019			(9,596)	(9,643)
	3.540	04/25/2019	07/25/2019			(1,307)	(1,316)

Total Reverse Repurchase Agreements							$(1,060,687)

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(18,653)	$0	$(18,653)	$24,941	$6,288
BPS	0	(130,539)	0	(130,539)	163,420	32,881
BRC	0	(88,758)	0	(88,758)	116,214	27,456
CFR	0	(416)	0	(416)	466	50
DBL	0	(38,704)	0	(38,704)	53,318	14,614
FICC	672	0	0	672	(689)	(17)
FOB	0	(12,446)	0	(12,446)	13,469	1,023
IND	0	(2,050)	0	(2,050)	2,442	392
JML	0	(90,843)	0	(90,843)	106,103	15,260
MEI	0	(5,555)	0	(5,555)	6,568	1,013
MSB	0	(143,889)	0	(143,889)	200,971	57,082
NOM	5,401	(36,521)	0	(31,120)	40,268	9,148
RBC	0	(22,284)	0	(22,284)	30,879	8,595
RCY	0	(6,661)	0	(6,661)	8,329	1,668
RDR	0	(7,629)	0	(7,629)	7,686	57
RTA	0	(62,558)	0	(62,558)	85,240	22,682
SBI	0	(39,807)	0	(39,807)	48,812	9,005
SGY	62,113	0	0	62,113	(63,373)	(1,260)
SOG	0	(167,327)	0	(167,327)	204,786	37,459
UBS	0	(186,047)	0	(186,047)	213,996	27,949

Total Borrowings and Other Financing Transactions	$68,186	$(1,060,687)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(154,434)	$(207,327)	$(63,585)	$(425,346)
U.S. Government Agencies	0	(25,790)	(632)	0	(26,422)
Non-Agency Mortgage-Backed Securities	0	(46,411)	(234,026)	(108,505)	(388,942)
Asset-Backed Securities	0	(26,123)	(69,621)	(88,703)	(184,447)
Sovereign Issues	0	(5,555)	(29,975)	0	(35,530)

Total Borrowings	$0	$(258,313)	$(541,581)	$(260,793)	$(1,060,687)

Payable for reverse repurchase agreements					$(1,060,687)

(m)	Securities with an aggregate market value of $1,338,064 and cash of $2,430 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(1,002,812) at a weighted average interest rate of 3.080%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	38.762%	$14,700	$(505)	$(3,078)	$(3,583)	$0	$(49)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	30.838	1,200	(162)	(280)	(442)	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	2,700	(148)	171	23	0	(1)

						$(815)	$(3,187)	$(4,002)	$0	$(52)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	101

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026		$303,000	$7,433	$(10,043)	$(2,610)	$0	$(404)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,071	3,162	4,233	0	(127)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		210,500	10,144	9,611	19,755	0	(370)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		19,800	(1,952)	979	(973)	67	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		34,100	(114)	(3,545)	(3,659)	172	0
Receive	3-Month USD-LIBOR	3.750	Semi-Annual	06/18/2044		12,200	(2,516)	(1,165)	(3,681)	70	0
Receive	3-Month USD-LIBOR	3.500	Semi-Annual	12/17/2044		44,200	(6,956)	(4,339)	(11,295)	254	0
Receive	3-Month USD-LIBOR	3.250	Semi-Annual	06/17/2045		45,600	(3,730)	(5,747)	(9,477)	261	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(363)	(415)	22	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	(465)	(178)	18	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		119,800	1,852	(22,201)	(20,349)	770	0
Receive(5)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029	EUR	20,400	(180)	(1,116)	(1,296)	0	(82)
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		1,200	(24)	(13)	(37)	0	(5)
Receive(5)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		2,500	(259)	(162)	(421)	0	(19)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	89,870	(652)	(4,243)	(4,895)	87	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		2,600	42	(267)	(225)	12	0

							$4,394	$(39,917)	$(35,523)	$1,733	$(1,007)

Total Swap Agreements							$3,579	$(43,104)	$(39,525)	$1,733	$(1,059)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,733	$1,733	$0	$0	$(1,059)	$(1,059)

(o)	Securities with an aggregate market value of $2,956 and cash of $25,124 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	GBP	1,367		$1,713	$0	$(23)
	08/2019		$4,103	RUB	269,510	133	0

BPS	07/2019	PEN	7,631		$2,306	0	(10)
	07/2019		$2,603	ARS	127,645	280	0
	07/2019		153,847	GBP	121,296	193	0
	07/2019		2,315	PEN	7,631	1	0
	08/2019	ARS	581,819		$13,037	88	0

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2019	GBP	121,296		$154,083	$0	$(198)
	08/2019		$888	EUR	778	0	(1)
	09/2019	PEN	7,631		$2,308	0	(2)

BRC	07/2019		$1,208	GBP	947	0	(5)
	10/2019		15,685	MXN	307,220	61	0

CBK	07/2019		63,700	EUR	56,049	34	0
	08/2019	EUR	56,049		$63,862	0	(35)
	09/2019	PEN	224		67	0	(1)

GLM	07/2019	EUR	52,707		58,820	0	(1,113)
	07/2019	GBP	1,399		1,776	0	(1)

HUS	07/2019	ARS	166,542		3,356	0	(392)
	07/2019	BRL	8,143		2,125	4	0
	07/2019		$71	ARS	3,515	10	0
	07/2019		2,130	BRL	8,142	0	(10)
	07/2019		12,498	RUB	829,268	591	0
	08/2019	BRL	8,142		$2,124	9	0
	08/2019	PEN	167		50	0	(1)

JPM	07/2019	EUR	3,342		3,759	0	(41)

SCX	07/2019	BRL	8,142		2,020	0	(100)
	07/2019	GBP	119,477		151,222	0	(508)
	07/2019		$2,125	BRL	8,142	0	(4)

Total Forward Foreign Currency Contracts						$1,404	$(2,445)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	0.632%	$	4,600	$(1,243)	$1,278	$35	$0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.861		100	(16)	16	0	0

BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.632		800	(218)	224	6	0

GST	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.632		3,931	(1,070)	1,099	29	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.861		500	(78)	80	2	0

HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.491		240	(34)	36	2	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	0.632		7,200	(1,968)	2,022	54	0

								$(4,627)	$4,755	$128	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$	26,384	$(23,449)	$16,066	$0	$(7,383)

Total Swap Agreements							$(28,076)	$20,821	$128	$(7,383)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$133	$0	$0	$133	$(23)	$0	$0	$(23)	$110	$0	$110
BPS	562	0	35	597	(211)	0	0	(211)	386	(580)	(194)
BRC	61	0	6	67	(5)	0	0	(5)	62	0	62
CBK	34	0	0	34	(36)	0	0	(36)	(2)	0	(2)
DUB	0	0	0	0	0	0	0	0	0	(80)	(80)
FBF	0	0	0	0	0	0	(7,383)	(7,383)	(7,383)	7,419	36
GLM	0	0	0	0	(1,114)	0	0	(1,114)	(1,114)	1,107	(7)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	103

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
GST	$0	$0	$31	$31	$0	$0	$0	$0	$31	$0	$31
HUS	614	0	56	670	(403)	0	0	(403)	267	1,455	1,722
JPM	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
MYC	0	0	0	0	0	0	0	0	0	(110)	(110)
SCX	0	0	0	0	(612)	0	0	(612)	(612)	942	330

Total Over the Counter	$1,404	$0	$128	$1,532	$(2,445)	$0	$(7,383)	$(9,828)

(q)

Securities with an aggregate market value of $10,923 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,733	$1,733

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,404	$0	$1,404
Swap Agreements	0	128	0	0	0	128

	$0	$128	$0	$1,404	$0	$1,532

	$0	$128	$0	$1,404	$1,733	$3,265

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$52	$0	$0	$1,007	$1,059

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,445	$0	$2,445
Swap Agreements	0	7,383	0	0	0	7,383

	$0	$7,383	$0	$2,445	$0	$9,828

	$0	$7,435	$0	$2,445	$1,007	$10,887

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2019

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,190	$0	$0	$11,494	$12,684

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,763	$0	$17,763
Swap Agreements	0	2,133	0	0	0	2,133

	$0	$2,133	$0	$17,763	$0	$19,896

	$0	$3,323	$0	$17,763	$11,494	$32,580

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,872)	$0	$0	$(10,276)	$(13,148)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,386)	$0	$(2,386)
Swap Agreements	0	235	0	0	0	235

	$0	$235	$0	$(2,386)	$0	$(2,151)

	$0	$(2,637)	$0	$(2,386)	$(10,276)	$(15,299)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$157,535	$24,384	$181,919
Corporate Bonds & Notes
Banking & Finance	0	247,574	10,534	258,108
Industrials	0	252,957	2	252,959
Utilities	0	104,078	0	104,078
Convertible Bonds & Notes
Industrials	0	7,533	0	7,533
Municipal Bonds & Notes
Illinois	0	1,135	0	1,135
Texas	0	100	0	100
West Virginia	0	5,883	0	5,883
U.S. Government Agencies	0	61,501	0	61,501
Non-Agency Mortgage-Backed Securities	0	942,110	4,250	946,360
Asset-Backed Securities	5,174	585,738	28,489	619,401
Sovereign Issues	0	85,888	0	85,888
Common Stocks
Communication Services	8,298	17	0	8,315
Consumer Discretionary	15,179	0	0	15,179
Energy	0	0	904	904
Industrials	0	0	5	5
Utilities	63	174	5,136	5,373
Warrants
Communication Services	0	8,084	0	8,084
Preferred Securities
Banking & Finance	0	22,923	0	22,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Real Estate Investment Trusts
Real Estate	$13,105	$0	$0	$13,105
Short-Term Instruments
Repurchase Agreements	0	68,172	0	68,172
U.S. Treasury Bills	0	13,879	0	13,879

Total Investments	$41,819	$2,565,281	$73,704	$2,680,804

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,733	0	1,733
Over the counter	0	1,532	0	1,532

	$0	$3,265	$0	$3,265

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,059)	0	(1,059)
Over the counter	0	(9,828)	0	(9,828)

	$0	$(10,887)	$0	$(10,887)

Total Financial Derivative Instruments	$0	$(7,622)	$0	$(7,622)

Totals	$41,819	$2,557,659	$73,704	$2,673,182

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2019	105

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

June 30, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 06/30/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$16,305	$41,031	$(6,111)	$18	$(221)	$(1,386)	$5,710	$(30,962)	$24,384	$(233)
Corporate Bonds & Notes
Banking & Finance	20,272	0	(9,700)	0	42	(80)	0	0	10,534	(55)
Industrials	764	0	(8)	3	0	20	0	(777)	2	0
Non-Agency Mortgage-Backed Securities	23,705	11	(2,523)	12	176	(204)	0	(16,927)	4,250	(502)
Asset-Backed Securities	40,926	10,738	(7,500)	314	0	(6,498)	0	(9,491)	28,489	(4,224)
Common Stocks
Energy	4,077	0	(132)	0	74	(3,115)	0	0	904	(2,582)
Financials	1,049	0	(991)	0	9	(67)	0	0	0	0
Industrials	0	1	0	0	0	4	0	0	5	4
Utilities	4,147	0	0	0	0	989	0	0	5,136	989

Totals	$111,245	$51,781	$(26,965)	$347	$80	$(10,337)	$5,710	$(58,157)	$73,704	$(6,603)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2019:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$18,621	Third Party Vendor	Broker Quote	82.500-101.125
	5,562	Discounted Cash Flow	Discount Rate	7.350
	201	Proxy Pricing	Base Price	100.622
Corporate Bonds & Notes
Banking & Finance	10,534	Reference Instrument	Option Adjusted Spread	617.637 bps
Industrials	2	Proxy Pricing	Base Price	0.069
Non-Agency Mortgage-Backed Securities	4,250	Proxy Pricing	Base Price	2.875-99.125
Asset-Backed Securities	28,489	Proxy Pricing	Base Price	2.375-96,280.380
Common Stocks
Energy	880	Reference Instrument	Liquidity Discount	22.580
	24	Other Valuation Techniques(2)	—	—
Industrials	5	Indicative Market Quotation	Broker Quote	$ 14.500
Utilities	5,136	Indicative Market Quotation	Broker Quote	$ 39.250

Total	$73,704

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2019

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains

ANNUAL REPORT	JUNE 30, 2019	107

Notes to Financial Statements (Cont.)

(losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the

Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences. For comparability purposes, certain prior year figures reported in the Financial Highlights and Statement of Changes in Net Assets have been retrospectively adjusted to conform to current year presentation in the following tables.

RCS Financial Highlights
Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

6/30/2017	7.90	0.49	0.29	7.77	330,686	6.36	621

6/30/2016	8.59	0.57	(0.26)	7.90	332,707	7.08	534

2/1/2015-6/30/2015(a)	8.58	0.24	0.17	8.59	358,195	6.78	167

1/31/2015	9.25	0.66	(0.31)	8.58	356,364	7.33	474

(a)	Fiscal year end changed from January 31st to June 30th.

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RCS Statement of Changes in Net Assets (Amounts in thousands)
Year Ended June 30, 2018

Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)	$20,766

Net realized gain (loss)	(8,227)

Net change in unrealized appreciation (depreciation)	5,257

Net Increase (Decrease) in Net Assets Resulting from Operations	17,796

Net Assets Applicable to Common Shareholders:

Beginning of year	330,686

End of year	315,577

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class less any liabilities by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined

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earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that

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market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and

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Notes to Financial Statements (Cont.)

non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities,

market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at June 30, 2019 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Shares Held at 06/30/2018	Shares Purchased	Shares Sold	Shares Held at 06/30/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income

Sierra Hamilton Holder LLC	30,136,800	0	0	30,136,800	$0	$(2,294)	$8,561	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of

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Notes to Financial Statements (Cont.)

more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to

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make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely

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sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and

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opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In

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periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A

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Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

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component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

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value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity

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Notes to Financial Statements (Cont.)

related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

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counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

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Notes to Financial Statements (Cont.)

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the “PIMCO Interval Funds”), and PIMCO-Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds other than PIMCO Energy and Tactical Credit Opportunities Fund. The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the administrator, all of whom receive remuneration for their services to the Funds from the administrator or its affiliates.

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10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$1,667	$1,650

PIMCO Global StocksPLUS® & Income Fund	809	10,525

PIMCO Income Opportunity Fund	19,520	11,556

PIMCO Strategic Income Fund, Inc.	7,340	7,010

PIMCO Dynamic Credit and Mortgage Income Fund	135,510	113,364

PIMCO Dynamic Income Fund	83,055	43,586

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Credit and Mortgage Income Fund, each Trustee and officer is indemnified, to the extent permitted by the

Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$1,132	$1,844	$32,938	$12,834

PIMCO Global StocksPLUS® & Income Fund	617,286	611,585	44,454	25,212

PIMCO Income Opportunity Fund	0	5,615	178,153	91,818

PIMCO Strategic Income Fund, Inc.	7,639,065	7,912,253	136,054	27,534

PIMCO Dynamic Credit and Mortgage Income Fund	4,703	48,384	1,261,714	679,370

PIMCO Dynamic Income Fund	2,334	19,843	613,697	277,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income

Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income

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Notes to Financial Statements (Cont.)

Fund. Pursuant to the shelf registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares are subject to an aggregate cap of $275,685,250. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended June 30, 2019, the Fund sold 1,701,693 Common Shares. Proceeds from the offerings during the period ended June 30, 2019 (net of commissions and fees) were $54,996,940.

On July 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Income Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to 3,000,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Opportunity Fund Common Shares are subject to an aggregate cap of $85,000,000. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the period ended June 30, 2019, the Fund sold 1,250,126 Common Shares. Proceeds from the offerings during the period ended June 30, 2019 (net of commissions and fees) were $33,002,707.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PCILS I LLC and PDILS I LLC were formed on March 7, 2013 and March 12, 2013, respectively. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. The net assets of PCILS I LLC and PDILS I LLC as of period end represented 1.0% and 0.3%, respectively, of each respective Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

128	PIMCO CLOSED-END FUNDS

June 30, 2019

As of June 30, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PCM Fund, Inc.	$89	$0	$9,574	$(928)	$(1,558)	$0	$0

PIMCO Global StocksPLUS® & Income Fund	0	0	(2,415)	(1,022)	(24,152)	0	0

PIMCO Income Opportunity Fund	1,097	2,062	27,471	(3,125)	0	0	0

PIMCO Strategic Income Fund, Inc.	0	0	6,293	(2,659)	(46,216)	0	0

PIMCO Dynamic Credit and Mortgage Income Fund	61,522	0	84,666	(22,578)	(162,274)	0	0

PIMCO Dynamic Income Fund	22,316	0	169,418	(12,497)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnership adjustments, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, Lehman securities, defaulted securities, OGX, Barclays, and dollar roll conversion.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through June 30, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through June 30, 2019 and Ordinary losses realized during the period January 1, 2019 through June 30, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$0	$1,558

PIMCO Global StocksPLUS® & Income Fund	23,425	727

PIMCO Income Opportunity Fund	0	0

PIMCO Strategic Income Fund, Inc.	9,168	37,048

PIMCO Dynamic Credit and Mortgage Income Fund	99,603	62,671

PIMCO Dynamic Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PCM Fund, Inc.	$181,333	$22,112	$(12,536)	$9,576

PIMCO Global StocksPLUS® & Income Fund	193,086	21,128	(23,611)	(2,483)

PIMCO Income Opportunity Fund	578,375	64,055	(36,666)	27,389

PIMCO Strategic Income Fund, Inc.	1,013,682	42,624	(36,369)	6,255

PIMCO Dynamic Credit and Mortgage Income Fund	5,800,983	497,388	(414,007)	83,381

PIMCO Dynamic Income Fund	2,463,827	349,755	(180,598)	169,157

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), defaulted securities, OGX, Barclays, dollar roll conversion, convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, Lehman securities, and partnership adjustments.

ANNUAL REPORT	JUNE 30, 2019	129

Notes to Financial Statements (Cont.)

June 30, 2019

For the fiscal years ended June 30, 2019 and June 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2019			June 30, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PCM Fund, Inc.	$11,126	$0	$0	$11,341	$0	$0

PIMCO Global StocksPLUS® & Income Fund	12,972	0	1,969	15,394	0	1,915

PIMCO Income Opportunity Fund	41,656	0	0	34,421	0	0

PIMCO Strategic Income Fund, Inc.	26,420	0	9,531	36,951	0	0

PIMCO Dynamic Credit and Mortgage Income Fund	318,577	0	0	270,155	0	0

PIMCO Dynamic Income Fund	176,938	0	0	134,192	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2019, the following distributions were declared to common shareholders payable August 1, 2019 to shareholders of record on July 12, 2019:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.093940 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.061200 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On August 1, 2019, the following distributions were declared to common shareholders payable September 3, 2019 to shareholders of record on August 12, 2019:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.093940 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.061200 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges rather than financing transactions.

There were no other subsequent events identified that require recognition or disclosure.

130	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations and cash flows for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Taxable Closed-End Funds since 1995.

ANNUAL REPORT	JUNE 30, 2019	131

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RCE	Royal Bank of Canada Europe Limited

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RCY	Royal Bank of Canada

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	RDR	RBC Capital Markets LLC

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	RTA	RBC (Barbados) Trading Bank Corp.

CIW	CIBC World Markets Corp.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JP Morgan Securities, Inc.	SBI	Citigroup Global Markets Ltd.

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	SCX	Standard Chartered Bank

DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SGY	Societe Generale, New York

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	SOG	Societe Generale Paris

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	SSB	State Street Bank and Trust Co.

FICC	Fixed Income Clearing Corporation	MZF	Mizuho Securities USA	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

12MTA	12 Month Treasury Average	LIBOR01M	1 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security

CBO	Collateralized Bond Obligation

132	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PCM Fund, Inc.	0.00%	1.28%	$9,124	$0

PIMCO Global StocksPLUS® & Income Fund	0.00%	1.98%	6,223	0

PIMCO Income Opportunity Fund	0.00%	2.58%	19,669	0

PIMCO Strategic Income Fund, Inc.	0.00%	1.24%	13,413	0

PIMCO Dynamic Credit and Mortgage Income Fund	0.00%	2.18%	171,936	0

PIMCO Dynamic Income Fund	0.00%	0.00%	97,175	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	JUNE 30, 2019	133

Shareholder Meeting Results

Annual Shareholder Meeting Results

PCM Fund, Inc., PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund held their annual meetings of shareholders on April 26, 2019. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	14,363,969	423,830
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	14,421,308	366,491
Re-election of James A. Jacobson — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	14,332,264	455,535
Re-election of John C. Maney† — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	14,422,626	365,173
Re-election of William B. Ogden, IV — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	14,338,389	449,410

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PCM Fund, Inc.	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	10,350,601	267,953
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	10,326,118	292,436
Re-election of James A. Jacobson — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	10,272,184	346,370
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	10,326,588	291,966
Re-election of William B. Ogden, IV — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	10,279,636	338,918

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Director

PIMCO Dynamic Credit and Mortgage Income Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	116,941,650	1,813,432
Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2020-2021 fiscal year	117,032,742	1,722,340
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	117,100,084	1,654,998
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2019-2020 fiscal year	116,994,690	1,760,392
Re-election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2021-2022 fiscal year	116,796,417	1,958,365

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 28, 2019. Shareholders voted as indicated below.

PIMCO Global StocksPLUS & Income Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	9,142,952	1,050,505
Election of David N. Fisher† — Class I to serve until the annual meeting held during the 2020-2021 fiscal year	9,301,891	891,566
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	9,300,328	893,129
Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	9,295,752	897,705
Re-election of John C. Maney† — Class II to serve until the annual meeting held during the 2021-2022 fiscal year	9,301,891	891,566

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

134	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	48,575,131	792,295
Election of David N. Fisher† — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	48,550,581	816,845
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	48,583,098	784,328
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	48,463,176	904,250
Re-election of Alan Rappaport — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	48,509,597	857,829

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and Hans W. Kertess continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Strategic Income Fund, Inc.	Affirmative	Withheld Authority
Election of Sarah E. Cogan — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	36,968,447	1,573,090
Election of David N. Fisher† — Class III to serve until the annual meeting held during the 2020-2021 fiscal year	36,849,732	1,691,805
Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	36,852,459	1,689,078
Re-election of John C. Maney† — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	36,904,679	1,636,858
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2021-2022 fiscal year	36,862,180	1,679,357

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Director

ANNUAL REPORT	JUNE 30, 2019	135

Changes to Boards of Trustees

(Unaudited)

Effective January 1, 2019, Mr. Craig Dawson resigned from the Board of each Fund.

Effective January 1, 2019, Ms. Sarah E. Cogan was appointed by the Board of Trustees/Directors of each Fund, as a Class I Director of PCM and RCS, a Class II Trustee of PKO and a Class III Trustee of PCI, PGP and PDI.

Effective January 1, 2019, Mr. David N. Fisher was appointed by the Board of Trustees/Directors of each Fund, as a Class III Director of PCM and RCS, a Class III Trustee of PKO, a Class II Trustee of PCI and PDI and a Class I Trustee of PGP.

Effective April 26, 2019, Mr. William B. Ogden, IV, who was previously a Class I Director of PCM, became a Class II Director of PCM, and Mr. John C. Maney, who was previously a Class II Director of PCM, became a Class I Director of PCM. Effective April 26, 2019, Mr. James A. Jacobson, who was previously a Class II Trustee of PKO, became a Class I Trustee of PKO, and Mr. William B. Ogden, IV, who was previously a Class I Trustee of PKO, became a Class II Trustee of PKO. Effective April 26, 2019, Mr. John C. Maney, who was previously a Class III Trustee of PCI, became a Class I Trustee of PCI, and Mr. William B. Ogden, IV, who was previously a Class I Trustee of PCI, became a Class III Trustee of PCI.

Effective June 28, 2019, Mr. James A. Jacobson, who was previously a Class I Director of RCS, became a Class II Director of RCS, and Mr. John C. Maney, who was previously a Class II Director of RCS, became a Class I Director of RCS.

136	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

ANNUAL REPORT	JUNE 30, 2019	137

Dividend Reinvestment Plan (Cont.)

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO; www.astfinancial.com.

138	PIMCO CLOSED-END FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 33-PIMCO.

Trustees/Directors

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PGP, the 2020-2021 fiscal year for PCM, PKO, RCS and PDI and the 2021-2022 fiscal year for PCI.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	91	None

Sarah E. Cogan* 1956	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PGP, the 2020-2021 fiscal year for PDI and the 2021-2022 fiscal year for RCS, PKO, PCI and PCM.	Of Counsel, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	91	None

Bradford K. Gallagher 1944	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for RCS, PKO, PDI and PCM, the 2020-2021 fiscal year for PCI and the 2021-2022 fiscal year for PGP.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas-Applegate Institutional Funds (2007- 2010).

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for RCS and PDI, the 2020-2021 fiscal year for PKO and PCI and the 2021-2022 fiscal year for PCM and PGP.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).

Hans W. Kertess 1939	Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PCM, PCI and RCS and the 2020-2021 fiscal year for PKO, PDI and PGP.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PCM, the 2020-2021 fiscal year for PGP and the 2021-2022 fiscal year for RCS, PKO, PDI, and PCI.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

ANNUAL REPORT	JUNE 30, 2019	139

Management of the Funds (Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2012, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PGP, PKO and PCI, the 2020-2021 fiscal year end for RCS and PCM and the 2021-2022 fiscal year end for PDI.	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	91	None

Interested Trustees/Nominees

David N. Fisher** 1968	Trustee/Director	Since January 2019, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PDI and PKO and the 2020-2021 fiscal year for RCS, PCM, PCI and PGP.	Managing Director and Head of Traditional Product Strategies, PIMCO (Since 2015); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	28	None

John C. Maney*** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2019-2020 fiscal year for PCI and the 2021-2022 fiscal year for RCS, PCM, PGP, PKO and PDI.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006) and a Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	28	None

*	Ms. Cogan was appointed as a Trustee of the Fund by the Board effective January 1, 2019.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, CA 92660. He was appointed as a Trustee of the Fund by the Board effective January 1, 2019.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since May 2019	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since May 2019	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since May 2019	Executive Vice President, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

140	PIMCO CLOSED-END FUNDS

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	Senior Vice President	Since May 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since December 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Vice President	Since 2017	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bradley A. Todd[1] 1960	Treasurer	Since May 2019	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller 1980	Assistant Treasurer	Since 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Assistant Treasurer	Since May 2019	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

Shwetha P. Shenoy 1975	Assistant Treasurer	Since May 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	JUNE 30, 2019	141

Approval of Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees/Directors (the “Board” or the “Trustees”) and a majority of the Trustees who are not “interested persons” of each of PCM Fund, Inc. (“PCM”), PIMCO Global StocksPLUS® & Income Fund (“PGP”), PIMCO Income Opportunity Fund (“PKO”), PIMCO Strategic Income Fund, Inc. (“RCS”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), and PIMCO Dynamic Income Fund (“PDI”) (each, a “Fund” and, collectively, the “Funds”), as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 18, 2019 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2019. In addition, the Board formally considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each of PDILS I LLC and PCILS I LLC, the wholly-owned subsidiaries of, respectively, PDI and PCI (each, a “Wholly-Owned Subsidiary” and, collectively, the “Wholly-Owned Subsidiaries”) (collectively, the “Subsidiary Agreements” and, together with each Investment Management Agreement, the “Agreements”), each for the same additional one-year period.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreements also involved multiple planning discussions and meetings of the Contracts Committees of the Board (collectively, the “Committee”) to ensure that (i) PIMCO would have time to respond to any questions from the Independent Trustees resulting from their initial review of the contract review materials and (ii) the Independent Trustees would have time to consider those responses (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Fund management attended portions of the Contract Renewal Meetings. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating each Investment Management Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreements for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and financial condition as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value, common share market price and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, portfolio risk, and other portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO assigning a quadrant placement to each Fund (the “Fund Scoring Summaries”) based on an average of seven measures, including fees/expenses versus performance (one-year, three-year and five-year performance for the periods ended December 31, 2018, in each case, versus a Fund’s management fees or total expense ratio), and distribution yield quartile rank within its Broadridge Performance Universe (as defined below) for the one-year period ended December 31, 2018. The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. They also considered fund cards for each Fund including, among other information, performance based on net asset value and market value (both absolute and compared against its Broadridge Performance Universe (as defined below)), investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between the Fund and its Broadridge Expense Group (as defined below) and trends in profitability to PIMCO from its advisory relationship with each Fund.

With respect to the Subsidiary Agreements, the Trustees considered that each of PDI and PCI is expected to utilize its Wholly-Owned Subsidiary to execute its investment strategy, and that PIMCO provides investment advisory and administrative services to the Wholly-Owned Subsidiaries pursuant to the Subsidiary Agreements in the same

142	PIMCO CLOSED-END FUNDS

(Unaudited)

manner as it does for PDI and PCI under the Investment Management Agreement. The Trustees also considered that, with respect to each Wholly-Owned Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Wholly-Owned Subsidiary, and that PIMCO’s profitability with respect to PDI and PCI is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreement.

The Trustees’ conclusions as to the continuation of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds. The Independent Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation; and the operational infrastructure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Investment Management Agreement; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Investment Management Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds for which it is entitled to reasonable compensation. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. It also considered PIMCO’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Investment Management Agreement, and that PIMCO would otherwise be able to provide services to each Fund of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding), in comparison to information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), including the management fees and other expenses of a smaller sample of comparable funds with different investment advisers identified by Broadridge (for each Fund, its “Broadridge Expense Group”) as well as of a larger sample of comparable funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

ANNUAL REPORT	JUNE 30, 2019	143

Approval of Investment Management Agreement (Cont.)

The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Broadridge expense categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. In addition, the Trustees considered current Fund asset levels as compared to prior years. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than a Fund’s management fee because the Funds’ unitary fee arrangements cover other supervisory and administrative services required by the Fund that are typically paid for or incurred by peer closed-end funds directly in addition to a fund’s management fee (such as fees and expenses, “Operating Expenses”), as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes presented for comparison with the Funds.

To the extent applicable, the Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds. For example, the challenges associated with managing closed-end funds may include less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures between closed-end funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds. With respect to PGP and RCS, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile that are substantially similar to those Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements), which increases the amount of management fees payable by each Fund under the Investment Management Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unitary fee arrangement would therefore vary more with increases and decreases in applicable leverage incurred by the Fund (only with respect to any preferred shares issued by RCS) than under a non-unitary fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average managed assets, with the exception of PCM, whose contractual management fee rate was at the median in both cases. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s Operating Expenses and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the applicable Broadridge Expense Group, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either managed assets (including assets attributable to preferred shares and certain

144	PIMCO CLOSED-END FUNDS

(Unaudited)

other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s short-, intermediate- and long-term performance based on net asset value and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees considered information provided by Broadridge for the Funds regarding the investment performance of a group of funds with investment classifications/objectives comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. To the extent a Fund outperformed its Broadridge Performance Universe, the Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Funds’ risk profiles.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2018; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2018, and December 31, 2017; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market offerings contemplated by certain Funds. The Trustees took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted that PIMCO shares the benefits of potential economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

ANNUAL REPORT	JUNE 30, 2019	145

Approval of Investment Management Agreement (Cont.)

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

Among other information, the Trustees took into account the following regarding particular Funds.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of two funds, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year, five-year and ten-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of eight funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $81.1 million to $231.4 million, and that four of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 21 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance, 12 funds for three-year and five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $76.4 million to $382.9 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 13 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 28 funds for one-year performance, 27 funds for three-year performance, 23 funds for five-year performance and 14 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and ten-year periods and second quintile performance for the five-year period ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of 11 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $118.8 million to $460.3 million, and that each fund in the group was larger in asset size

146	PIMCO CLOSED-END FUNDS

(Unaudited)

than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 24 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance, 12 funds for three-year and five-year performance and seven funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year, three-year and five-year periods and first quintile performance for the ten-year period ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $76.4 million to $324.8 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 13 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge

Performance Universe, consisting of 13 funds for one-year performance and 12 funds for three-year and five-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $76.4 million to $3.23 billion, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 13 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group.

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Broadridge Performance Universe, consisting of 13 funds for one-year performance and 12 funds for three-year and five-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2018.

The Trustees noted that the Broadridge Expense Group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Broadridge Expense Group ranged from $76.4 million to $1.46 billion, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Broadridge Expense Universe for the Fund consisted of a total of 13 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed

ANNUAL REPORT	JUNE 30, 2019	147

Approval of Investment Management Agreement (Cont.)

(Unaudited)

assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

148	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	JUNE 30, 2019	149

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

150	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3010AR_063019

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2019	$78,375
	June 30, 2018	$98,174
(b)	Fiscal Year Ended	Audit-Related Fees
	June 30, 2019	$—
	June 30, 2018	$—
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2019	$—
	June 30, 2018	$—
(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2019	$—
	June 30, 2018	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2019	June 30, 2018

PIMCO Dynamic Credit and Mortgage Income Fund	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	12,402,651	7,397,858

Totals	$12,402,651	$7,397,858

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy1 voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the portfolio manager’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 27, 2019, the following individuals have primary responsibility for the day-to-day management of the PIMCO Dynamic Credit and Mortgage Income Fund (the “Fund”):

Alfred T. Murata - Mr. Murata has been the lead portfolio manager of the Fund since January 2014 and has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Daniel J. Ivascyn - Mr. Ivascyn has been a portfolio manager of the Fund since January 2014. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Elizabeth O. MacLean - Ms. MacLean has been a portfolio manager of the Fund since its inception in January 2013. Ms. MacLean is an executive vice president in the Newport Beach office and a portfolio manager focusing on bank loans. Prior to joining PIMCO in 2011, she was a Partner and a portfolio manager at Lord Abbett & Co., LLC. Previously, she worked as a Managing Director and a portfolio manager at Nomura Corporate Research and Asset Management and a Vice President and a portfolio manager at Pilgrim Investments (now ING Pilgrim).

Mark R. Kiesel - Mr. Kiesel has been a portfolio manager of the Fund since its inception in January 2013. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2019, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata[1]	19	$158,049.20	11	$32,181.94	8	$1,994.15
Daniel J. Ivascyn[2]	19	$159,609.81	9	$85,428.21	16	$11,452.93
Elizabeth O. MacLean[3]	1	$312.73	13	$8,525.55	6	$1,575.41
Mark R. Kiesel[4]	22	$138,581.87	57	$76,047.33	110	$70,637.56

1 Of these Other Accounts,   1     account(s) totaling   $715.77     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles,   3         account(s) totaling   $7,466.41        million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   3         account(s) totaling   $2,357.62     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     1     account(s) totaling   $829.84        million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   1         account(s) totaling   $155.72     million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,     13     account(s) totaling   $22,716.20        million in assets pay(s) an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,   12         account(s) totaling   $7,598.63         million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for both the Fund and other Clients to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other Clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other Clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other Clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other Clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another Client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of material non-public information (“MNPI”) which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2019 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2019:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2019
Alfred T. Murata	over $1,000,000
Daniel J. Ivascyn	over $1,000,000
Elizabeth O. MacLean	$50,001-$100,000
Mark R. Kiesel	over $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Credit and Mortgage Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2019